As filed with the Securities and Exchange Commission on June 27, 2012

Securities Act File No. 333-180985

Investment Company Act File No. 811-05410

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(Check Appropriate box or boxes)

Registration Statement Under The Securities Act Of 1933	☒

Pre-Effective Amendment No. 1	☒

Post-Effective Amendment No.	☐

and/or

Registration Statement Under The Investment Company Act Of 1940	☒

Amendment No. 92 (Check appropriate box or boxes)	☒

ING PRIME RATE TRUST

(Exact Name of Registrant Specified in Charter)

7337 E. Doubletree Ranch Road

Scottsdale, AZ 85258

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:  (800) 992-0180

Huey P. Falgout, Jr. ING Investments, LLC 7337 East Doubletree Ranch Road Scottsdale, AZ 85258 (Name and Address of Agent for Service)	With copies to: Jeffrey S. Puretz, Esq. Dechert LLP 1775 I Street, NW Washington, DC 20006

Approximate Date of Proposed Offering:

As soon as practical after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective:

☒  When declared effective pursuant to Section 8(c) of the Securities Act of 1933.

Calculation of Registration Fee Under the Securities Act of 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Shares of Beneficial Interest, without par value	25,000,000	$5.76	$144,000,000	$16,502.40

(1)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(d) under the Securities Act of 1933, based on net asset value per share as of June 21, 2012.
(2)

Transmitted prior to filing. 23,039,661 shares of common stock that were previously registered pursuant to Registrant’s Registration Statement on Form N-2 (File No. 333-161328) filed on August 14, 2009 (the “Prior Registration Statement”) remain unsold as of the filing date of this Registration Statement (the “Unsold Securities”).   Pursuant to Rule 415(a)(6) of the Securities and Exchange Commission’s Rules and Regulations under the Securities Act of 1933, as amended (the “Securities Act”), the Unsold Securities are included in this Registration Statement.  A registration fee amount of $7,295.85, was paid in connection with the Prior Registration Statement and is being applied to offset the registration fee currently due on the Unsold Securities pursuant to Rule 415(a)(6) under the Securities Act.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

ING PRIME RATE TRUST

(“Registrant”)

25,000,000 Common Shares

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

•                  Cover Sheet

•                  Contents of Registration Statement

•                  ING Prime Rate Trust 25,000,000 Common Shares Prospectus dated June 29, 2012

•                  ING Prime Rate Trust 5,000,000 and 25,000,000 Common Shares Statement of Additional Information dated June 29, 2012

•                  Part C

•                  Signature Page

Prospectus	June 29, 2012

  ING Prime Rate Trust
  25,000,000 Common Shares PPR
This Prospectus sets forth concisely the information about ING Prime Rate Trust (“Trust”) that a prospective investor ought to know before investing. You should read it carefully before you invest and keep it for future reference. The Trust has filed with the U.S. Securities and Exchange Commission (“SEC”) a Statement of Additional Information (“SAI”) dated June 29, 2012 containing additional information about the Trust. The SAI is incorporated by reference in its entirety into this Prospectus. You may obtain a free copy of the SAI, annual shareholder report, and unaudited semi-annual shareholder report by contacting the Trust at 1-800-336-3436 or by writing to the Trust at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. The Trust’s SAI, annual shareholder report, and unaudited semi-annual shareholder report are also available free of charge on the Trust’s website at www.INGInvestment.com. The Prospectus, SAI, and other information about the Trust are also available on the SEC’s website (www.sec.gov). The table of contents for the SAI appears in the back of this Prospectus.
Common Shares of the Trust trade on the New York Stock Exchange (“NYSE”) under the symbol PPR.
Market fluctuations and general economic conditions can adversely affect the Trust. There is no guarantee that the Trust will achieve its investment objective. Investment in the Trust involves certain risks and special considerations, including risks associated with the Trust’s use of leverage. See “Risk Factors and Special Considerations” later in this Prospectus for a discussion of any factors that make an investment in the Trust speculative or high risk.
Neither the SEC nor any state securities commission has approved or disapproved these securities, or determined that this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

INVESTMENTS

ING Prime Rate Trust

The following synopsis is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

DESCRIPTION OF THE TRUST

The Trust

The Trust is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”). It was organized as a Massachusetts business trust on December 2, 1987. As of June 15, 2012, the Trust’s net asset value (“NAV”) per Common Share was $5.73.

NYSE Listed

As of June 15, 2012, the Trust had 147,116,270.297 Common Shares outstanding, which are traded on the NYSE under the symbol PPR. At that date, the last reported sales price of a Common Share of the Trust was $5.56.

Investment Objective

To provide investors with as high a level of current income as is consistent with the preservation of capital. There is no assurance that the Trust will achieve its investment objective.

Adviser/Sub-Adviser

The Trust’s investment adviser is ING Investments, LLC (“ING Investments” or “Adviser”), an Arizona limited liability company. As of March 31, 2012, ING Investments managed approximately $47.8 billion in assets.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”) (NYSE:ING). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 85 million private, corporate and institutional clients in more than 40 countries. ING Investments became an investment management firm in April 1995.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, in a series of announcements beginning November 2010, ING Groep announced that it plans to pursue transactions to restructure certain businesses, including an initial public offering for its U.S. based insurance, retirement services, and investment management operations; and other transactions, which could include an initial public offering or other type of transaction, for its European based insurance and investment management operations and Asian based insurance and investment management operations. There can be no assurance that all or part of the restructuring plan will be carried out.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned initial public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Trust, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Adviser, may potentially be deemed a “change of control” of the entity. A change of control would result in the termination of the Trust’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Trust’s Board, and may trigger the need for shareholder approval. Currently, the Adviser does not anticipate that the restructuring will have a material adverse impact on the Trust or its operations and administration.

The Adviser receives an annual fee, payable monthly, in an amount equal to 0.80% of the Trust’s average daily gross asset value, minus the sum of the Trust’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper, or notes issued by the Trust and the liquidation preference of any outstanding preferred shares) (“Managed Assets”). This definition includes the assets acquired through the Trust’s use of leverage.

ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”) serves as sub-adviser to the Trust. ING IM is an affiliate of the Adviser.

See “Investment Management and Other Service Providers - Sub-Adviser” later in this Prospectus.

Distributions

Income dividends on Common Shares accrue, are declared, and are paid monthly. Income dividends may be distributed in cash or reinvested in additional full and fractional shares of the Trust through the Trust’s Shareholder Reinvestment Program.

Principal Investment Strategies

The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in U.S. dollar-denominated floating rate secured senior loans (“Senior Loans”). The Trust will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. Under normal market conditions, the Trust invests at least 80% of its assets

ING Prime Rate Trust	1

in Senior Loans made to corporations or other business entities organized under U.S. or Canadian law and that are domiciled in the United States and in U.S. territories and possessions or Canada.

The Senior Loans in which the Trust invests either hold the most senior position in the capital structure of the borrower, hold an equal ranking with other senior debt, or have characteristics that the Adviser or Sub-Adviser believes justify treatment as senior debt. These Senior Loans are typically below investment-grade quality.

The Trust typically makes its investments in Senior Loans by purchasing a portion of the overall loan, i.e. , the Trust becomes one of a number of lenders investing in the loan. The Trust may also make its investments in Senior Loans through the use of derivative instruments such as participations, credit-linked notes, credit default swaps, and total return swaps as long as the reference obligation for any such instrument is a Senior Loan. Investments through the use of such derivative instruments involve counterparty risk, i.e. , the risk that the party from which such instrument is purchased will not perform as agreed. The Trust seeks to minimize such counterparty risk by purchasing such investments from large, well established and highly rated counterparties.

Other Investment Strategies and Policies

Loans in which the Trust invests typically have multiple reset periods at the same time, with each reset period applicable to a designated portfolio of the loan. The maximum duration of an interest rate reset on any loan in which the Trust may invest is one year. In order to achieve overall reset balance, the Trust will ordinarily maintain a dollar-weighted average time until the next interest rate adjustment on its loans of 90 days or less.

Normally at least 80% of the Trust’s portfolio will be invested in Senior Loans with maturities of one to ten years. The maximum maturity on any loan in which the Trust may invest is ten years.

To seek to increase the yield on the Common Shares, the Trust may engage in lending its portfolio securities. Such lending will be fully secured by investment-grade collateral held by an independent agent.

The Trust may engage in executing repurchase and reverse repurchase agreements.

The Trust may invest up to 20% of its total assets, measured at the time of investment, in a combination of one or more of the following types of investments: loans to borrowers organized or located in countries outside the United States and outside U.S. territories and possessions or Canada; unsecured floating rate loans, notes, and other debt instruments; floating rate subordinated loans; tranches of floating rate asset-backed securities, including structured notes; short-term debt securities; and equity securities incidental to investment in loans. See “Investment Objective and Policies” later in this Prospectus.

Leverage

To seek to increase the yield on the Common Shares, the Trust employs financial leverage by borrowing money and may also issue preferred shares. The timing and terms of leverage will be determined by the Trust’s Board of Trustees (“Board”) in consultation with the Adviser or Sub-Adviser. See “Risk Factors and Special Considerations - Leverage” later in this Prospectus.

Borrowings

The Trust may borrow money in an amount permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive or other relief provided by the SEC. The Trust’s obligations to holders of its debt are senior to its ability to pay dividends on, or repurchase, Common Shares and preferred shares, or to pay holders of Common Shares and preferred shares in the event of liquidation.

Preferred Shares

The Trust is authorized to issue an unlimited number of shares of a class of preferred stock in one or more series (“Preferred Shares”). The Trust’s obligations to holders of any outstanding Preferred Shares will be senior to its ability to pay dividends on, or repurchase, Common Shares, or to pay holders of Common Shares in the event of liquidation. Under the 1940 Act, the Trust may issue Preferred Shares so long as immediately after any issuance of Preferred Shares the value of the Trust’s total assets (less all Trust liabilities and indebtedness that is not senior indebtedness) is at least twice the amount of the Trust’s senior indebtedness plus the involuntary liquidation preference of all outstanding Preferred Shares.

The 1940 Act also requires that the holders of any Preferred Shares of the Trust, voting as a separate class, have the right to:

  elect at least two trustees at all times; and
  elect a majority of the trustees at any time when dividends on any series of Preferred Shares are unpaid for two full years.

As of June 15, 2012 the Trust had no Preferred Shares outstanding. The Trust may consider issuing Preferred Shares during the current fiscal year or in the future.

Diversification

The Trust maintains a diversified investment portfolio through an investment strategy which seeks to limit exposure to any one issuer or industry.

As a diversified investment company, the Trust may not make investments in any one issuer (other than the U.S. government) if, immediately after such purchase or acquisition, more than 5% of the value of the Trust’s total assets would be invested in such issuer, or the Trust would own more than 25% of any outstanding issue. The Trust will consider a borrower on a loan, including a loan participation, to be the issuer of that loan. In addition, with respect to a loan under which the Trust does not have privity with the borrower or would not have a direct cause of action against the borrower in the event of the failure of the borrower to make payment of scheduled principal or interest, the Trust will separately meet the foregoing requirements and consider each interpositioned bank (a lender from which the Trust acquires a loan) to be an issuer of the loan. This investment strategy is a fundamental policy that may not be changed without

2	ING Prime Rate Trust

shareholder approval. With respect to no more than 25% of its total assets, the Trust may make investments that are not subject to the foregoing restrictions.

Concentration

In addition, a maximum of 25% of the Trust’s total assets, measured at the time of investment, may be invested in any one industry. This investment strategy is also a fundamental policy that may not be changed without shareholder approval.

Plan of Distribution

The Common Shares are offered by the Trust through the Trust’s Shareholder Reinvestment Program. The Shareholder Reinvestment Program allows participating shareholders to reinvest all dividends in additional shares of the Trust, and also allows participants to purchase additional Common Shares through optional cash investments in amounts ranging from a minimum of $100 to a maximum of $100,000 per month. The Trust and ING Investments Distributor, LLC (“Distributor”) reserve the right to reject any purchase order. Please note that cash, traveler’s checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. Common Shares may be issued by the Trust under the Shareholder Reinvestment Program only if the Trust’s Common Shares are trading at a premium to NAV. If the Trust’s Common Shares are trading at a discount to NAV, Common Shares purchased under the Shareholder Reinvestment Program will be purchased on the open market. See “Plan of Distribution” later in this Prospectus.

Shareholders may elect to participate in the Shareholder Reinvestment Program by telephoning the Trust or submitting a completed Participation Form to BNY Mellon Investment Servicing (U.S.) Inc.

Common Shares also may be offered pursuant to privately negotiated transactions between the Trust or the Distributor and individual investors. Common Shares of the Trust issued in connection with privately negotiated transactions will be issued at the greater of: (i) NAV per Common Share of the Trust’s Common Shares; or (ii) at a discount ranging from 0% to 5% of the average daily market price of the Trust’s Common Shares at the close of business on the two business days preceding the date upon which Common Shares are sold pursuant to the privately negotiated transaction. See “Plan of Distribution” later in this Prospectus.

Administrator

The Trust’s administrator is ING Funds Services, LLC (“Administrator”). The Administrator is an affiliate of the Adviser. The Administrator receives an annual fee, payable monthly, in a maximum amount equal to 0.25% of the Trust’s Managed Assets.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Credit Risk on Senior Loans  The Trust invests a substantial portion of its assets in below investment-grade Senior Loans and other below investment-grade assets. Below investment-grade loans involve a greater risk that borrowers may not make timely payment of the interest and principal due on their loans. They also involve a greater risk that the value of such loans could decline significantly. If borrowers do not make timely payments of the interest due on their loans, the yield on the Trust’s Common Shares will decrease. If borrowers do not make timely payment of the principal due on their loans, or if the value of such loans decreases, the Trust’s NAV will decrease.

Demand For Loans  An increase in demand for loans may adversely affect the rate of interest payable on new loans acquired by the Trust and it may also increase the price of loans in the secondary market. A decrease in the demand for loans may adversely affect the price of loans in the Trust’s portfolio, which could cause the Trust’s NAV to decline.

Impact of Shareholder Reinvestment Program and Privately Negotiated Transactions  The issuance of Common Shares through the Shareholder Reinvestment Program and/or through privately negotiated transactions may have an adverse effect on prices in the secondary market for the Trust’s Common Shares by increasing the number of Common Shares available for sale. In addition, the Common Shares may be issued at a discount to the market price for such Common Shares, which may put downward pressure on the market price for Common Shares of the Trust.

Interest Rate  Changes in short-term market interest rates will directly affect the yield on the Trust’s Common Shares. If short-term market interest rates fall, the yield on the Trust’s Common Shares will also fall. To the extent that the interest rate spreads on loans in the Trust’s portfolio experience a general decline, the yield on the Trust’s Common Shares will fall and the value of the Trust’s assets may decrease, which will cause the Trust’s NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Trust’s portfolio, the impact of rising rates will be delayed to the extent of such lag.

Leverage  The Trust’s use of leverage through borrowings or the issuance of Preferred Shares can adversely affect the yield on the Trust’s Common Shares. To the extent that the Trust is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Trust’s Common Shares will decrease. In addition, in the event of a general market decline in the value of assets such as those in which the Trust invests, the effect of that decline will be magnified in the Trust because of the additional assets purchased with the proceeds of the leverage. As of June 15, 2012 the Trust had $374 million in outstanding borrowings under one credit facility and did not have any Preferred Shares outstanding.

Limited Secondary Market for Loans  Because of the limited secondary market for loans, the Trust may be limited in its ability to sell loans in its portfolio in a timely fashion and/or at a favorable price.

ING Prime Rate Trust	3

Market Discount  Shares of closed-end investment companies frequently trade at a discount from their NAV. The possibility that Common Shares of the Trust will trade at a discount from their NAV is a risk separate and distinct from the risk that the Trust’s NAV may decrease.

Non-U.S. and Non-Canadian Issuers  The Trust may invest up to 20% of its total assets, measured at the time of investment, in loans, secured or unsecured, to borrowers that are organized or located in countries outside the United States and outside U.S. territories and possessions or Canada.

The Trust may invest up to 15% of its total assets, measured at the time of investment, in investments denominated in the Organization for Economic Co-operation and Development (“OECD”) currencies (including the euro), other than the U.S. dollar. The Trust will engage in currency exchange transactions to seek to hedge, as closely as practicable, 100% of the economic impact to the Trust arising from foreign currency fluctuations. The Trust may not be entirely successful in implementing this hedging strategy, resulting in the Trust being adversely affected by foreign currency fluctuations. Investment in foreign borrowers involves special risks, including that foreign borrowers may be subject to:

  less rigorous regulatory, accounting, and reporting requirements than U.S. borrowers;
  differing legal systems and laws relating to creditors’ rights;
  the potential inability to enforce legal judgments;
  economic adversity that would result if the value of the borrower’s non-U.S. dollar denominated revenues and assets were to fall because of fluctuations in currency values; and
  the potential for political, social, and economic adversity in the foreign borrower’s country.

Temporary Defensive Positions   When market conditions make it advisable, the Trust may hold a portion of its assets in cash and short-term interest bearing instruments. Moreover, in periods when, in the opinion of the Adviser or Sub-Adviser, a temporary defensive position is appropriate, up to 100% of the Trust’s assets may be held in cash and/or short-term interest bearing instruments. The Trust may not achieve its investment objective when pursuing a temporary defensive position.

4	ING Prime Rate Trust

WHAT YOU PAY TO INVEST - TRUST EXPENSES

The cost you pay to invest in the Trust includes the expenses incurred by the Trust. In accordance with SEC requirements, the table below shows the expenses of the Trust, including interest expense on borrowings, as a percentage of the average net assets of the Trust and not as a percentage of gross assets or Managed Assets. By showing expenses as a percentage of the average net assets, expenses are not expressed as a percentage of all of the assets that are invested for the Trust. The table below assumes that the Trust has borrowed an aggregate amount equal to 30% of its Managed Assets. For information about the Trust’s expense ratios if the Trust had not borrowed, see “Risk Factors and Special Considerations - Annual Expenses Without Borrowings.”

FEES AND EXPENSES OF THE TRUST

Shareholder Transaction Expenses:
Shareholder Reinvestment Program Fees	None
Privately Negotiated Transactions:
Commission (as a percentage of offering price)	3.00%
Annual Expenses (as a percentage of average net assets attributable to Common Shares):
Management and Administrative Fees[1]	1.50%
Interest Expense on Borrowed Funds	0.67%
Other Operating Expenses[2]	0.18%
Total Annual Expenses[3]	2.35%
1	Pursuant to the investment advisory agreement with the Trust, the Adviser is paid a fee of 0.80% of the Trust’s Managed Assets. Pursuant to its Administration Agreement with the Trust, the Administrator is paid a fee of 0.25% of the Trust’s Managed Assets. See “Investment Management and Other Service Providers - The Administrator.”
2	Other Operating Expenses are estimated amounts for the current fiscal year and do not include the expenses of borrowing.
3	If the expenses of the Trust are calculated based on the Managed Assets of the Trust (assuming that the Trust has used leverage by borrowing an aggregate amount equal to 30% of the Trust’s Managed Assets), the Total Annual Expense ratio would be 1.65%.

Example

The following Example shows the amount of the expenses that an investor in the Trust would bear on a $1,000 investment that is held for the different time periods in the table. The Example assumes that all dividends and other distributions are reinvested at NAV and that the percentage amounts listed under Total Annual Expenses in the table above remain the same in the years shown. The table and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Trust’s Common Shares. For more complete descriptions of certain of the Trust’s costs and expenses, see “Investment Management and Other Service Providers.”

The following Example applies to shares issued in connection with privately negotiated transactions, which have the maximum front-end sales load of 3%.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and borrowings by the Trust in an aggregate amount equal to 30% of its Managed Assets.	$53	103	158	317

The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Trust will bear directly or indirectly.

The foregoing Example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

5

FINANCIAL HIGHLIGHTS

The financial highlights on the following pages are intended to help you understand the Trust’s shares’ financial performance for the past ten fiscal years. The financial information has been derived from the Trust’s financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated February 29, 2012, which includes the financial highlights for the most recent ten fiscal years are incorporated herein by reference. A free copy of the annual shareholder report may be obtained by calling 1-800-336-3436.

6

FINANCIAL HIGHLIGHTS  (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

			Per Share Operating Performance									Total Investment Return(1)		Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Distribution to Preferred Shareholders	Change in net asset value from Share offerings	Total from investment operations	Distributions to Common Shareholders from net investment income	Distributions from return of capital	Total distributions	Net asset value, end of year or period	Closing market price, end of year or period	Total Investment Return at net asset value(2)	Total Investment Return at closing market price(3)	Expenses (before interest and other fees related to revolving credit facility)	Expenses, prior to fee waivers and/or recoupments, if any	Expenses, net of fee waivers and/or recoupments, if any	Net investment income (loss)	Net assets, end of year or period	Portfolio Turnover
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	(%)	($000’s)%
ING Prime Rate Trust
02-29-12	6.08	0.35	(0.32)	(0.00)*	—	0.03	(0.32)	—	(0.32)	5.79	5.51	0.81	(3.11)	1.67	2.20	2.20	6.07	851,278	81
02-28-11	5.72	0.30	0.38	(0.00)*	—	0.68	(0.30)	(0.02)	(0.32)	6.08	6.02	12.32	7.09	1.59	1.93	1.93	4.87	893,661	60
02-28-10	3.81	0.28	1.95	(0.00)*	—	2.23	(0.32)	—	(0.32)	5.72	5.94	60.70	81.66	1.77(5)	1.99(5)	1.93	5.56	830,785	38
02-28-09	6.11	0.46	(2.29)	(0.06)	—	(1.89)	(0.41)	—	(0.47)	3.81	3.50	(31.93)(4)	(32.03)(4)	1.95	3.01	3.01	7.86	552,840	10
02-29-08	7.65	0.75	(1.57)	(0.16)	—	(0.98)	(0.56)	—	(0.72)	6.11	5.64	(13.28)	(17.25)	2.20	4.36	4.36	10.35	886,976	60
02-28-07	7.59	0.71	0.06	(0.16)	—	0.61	(0.55)	—	(0.71)	7.65	7.40	8.85	13.84	2.21	4.62	4.62	9.42	1,109,539	60
02-28-06	7.47	0.57	0.12	(0.11)	—	0.58	(0.46)	—	(0.57)	7.59	7.02	8.53	(0.82)	2.33	4.27	4.27	7.71	1,100,671	81
02-28-05	7.34	0.45	0.16	(0.05)	—	0.56	(0.43)	—	(0.48)	7.47	7.56	7.70	2.04	2.29	3.18	3.17	6.04	1,082,748	93
02-29-04	6.73	0.46	0.61	(0.04)	—	1.03	(0.42)	—	(0.46)	7.34	7.84	15.72	28.77	2.11	2.40	2.40	6.68	1,010,325	87
02-28-03	7.20	0.50	(0.47)	(0.05)	—	(0.02)	(0.45)	—	(0.50)	6.73	6.46	0.44	2.53	2.19	2.68	2.68	7.33	922,383	48

(1)	Total investment return calculations are attributable to common shares.
(2)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan.
(3)	Total investment return at market value has been calculated assuming a purchase at market value at the beginning of each period and a sale at market value at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital/allocations, if any, in accordance with the provisions of the dividend reinvestment plan.
(4)	There was no impact on total return due to payments by affiliates.
(5)	Includes excise tax fully reimbursed by the Investment Adviser.
*	Amount is more than $(0.005).
7

FINANCIAL HIGHLIGHTS  (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

	Ratios to average net assets including Preferred Shares(a)				Ratios to average net assets plus borrowings				Supplemental data
	Expenses (before interest and other fees related to revolving credit facility)	Expenses, prior to fee waivers and/or recoupments, if any	Expenses, net of fee waivers and/or recoupments, if any	Net investment income (loss)	Expenses (before interest and other fees related to revolving credit facility)	Expenses, prior to fee waivers and/or recoupments, if any	Expenses, net of fee waivers and/or recoupments, if any	Net investment income (loss)	Preferred Shares - Aggregate amount outstanding	Liquidation and market value per share of Preferred Shares	Asset coverage inclusive of Preferred Shares and debt per share(b)	Borrowings at end of period	Asset coverage per $1,000 of debt(b)	Average borrowings	Common shares outstanding at end of year or period
Year or period ended	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	($000’s)	($)	($)	($000’s)	($)	($000’s)	($000’s)
ING Prime Rate Trust
02-29-12	1.58	2.09	2.09	5.74	1.24	1.64	1.64	4.51	—	—	83,475	364,000	3,339	293,444	147,116
02-28-11	1.36	1.64	1.64	4.14	1.39	1.68	1.68	4.26	100,000	25,000	102,850	187,000	6,314	122,641	146,954
02-28-10	1.36(5)	1.52(5)	1.48	4.26	1.67(5)	1.87(5)	1.81	5.23	200,000	25,000	98,400	83,000	13,419	46,416	145,210
02-28-09	1.54	2.38	2.38	6.22	1.54	2.37	2.37	6.21	225,000	25,000	70,175	81,000	10,603	227,891	145,178
02-29-08	1.54	3.05	3.05	7.23	1.60	3.17	3.17	7.53	450,000	25,000	53,125	338,000	4,956	391,475	145,094
02-28-07	1.57	3.27	3.27	6.68	1.56	3.25	3.25	6.63	450,000	25,000	62,925	281,000	6,550	459,982	145,033
02-28-06	1.64	3.02	3.02	5.44	1.58	2.90	2.90	5.24	450,000	25,000	55,050	465,000	4,335	509,178	145,033
02-28-05	1.60	2.22	2.21	4.21	1.63	2.27	2.26	4.32	450,000	25,000	53,600	496,000	4,090	414,889	145,033
02-29-04	1.45	1.65	1.65	4.57	1.84	2.09	2.09	5.82	450,000	25,000	62,425	225,000	7,490	143,194	137,638
02-28-03	1.49	1.81	1.81	4.97	1.82	2.23	2.23	6.10	450,000	25,000	62,375	167,000	9,218	190,671	136,973

(a)	Ratios do not reflect the effect of dividend payments to Preferred Shareholders; income ratios reflect income earned on assets attributable to Preferred Shareholders; ratios do not reflect any add-back for the borrowings.
(b)	Asset coverage ratios, for periods prior to fiscal 2009, represented the coverage available for both the borrowings and Preferred Shares expressed in relation to each $1,000 of borrowings and Preferred Shares liquidation value outstanding. The Asset coverage ratio per $1,000 of debt for periods subsequent to fiscal 2008, is presented to represent the coverage available to each $1,000 of borrowings before consideration of any Preferred Shares liquidation price, while the Asset coverage inclusive of Preferred Shares, presents the coverage available to both borrowings and Preferred Shares, expressed in relation to the per share liquidation price of the Preferred Shares.
(5)	Includes excise tax fully reimbursed by the Investment Adviser.
8

TRADING AND NAV INFORMATION

The following table shows for the Trust’s Common Shares for the periods indicated: (1) the high and low closing prices as shown on the NYSE Composite Transaction Tape; (2) the NAV per Common Share represented by each of the high and low closing prices as shown on the NYSE Composite Transaction Tape; and (3) the discount from or premium to NAV per Share (expressed as a percentage) represented by these closing prices. The table also sets forth the aggregate number of shares traded as shown on the NYSE Composite Transaction Tape during the respective quarter.

	Price($)		NAV($)		Premium/(Discount) To NAV(%)		Reported NYSE Volume
Calendar Quarter Ended	High	Low	High	Low	High	Low
March 31, 2009	3.99	2.98	3.85	3.35	7.14	(17.91)	26,200,000
June 30, 2009	4.21	3.60	4.91	3.83	(5.48)	(15.77)	28,921,000
September 30, 2009	5.06	4.16	5.44	4.89	(6.31)	(15.10)	33,299,400
December 31, 2009	5.25	4.94	5.60	5.41	(4.62)	(9.49)	34,169,700
March 31, 2010	6.28	5.27	5.84	5.60	7.53	(6.39)	50,473,000
June 30, 2010	6.34	5.24	5.92	5.62	8.19	(7.91)	33,575,600
September 30, 2010	5.74	5.39	5.77	5.59	0.00	(4.74)	23,315,100
December 31, 2010	6.05	5.50	5.92	5.78	2.54	(6.62)	26,994,200
March 31, 2011	6.16	5.77	6.08	5.90	1.99	(3.02)	32,819,000
June 30, 2011	6.27	6.03	6.07	5.94	4.04	(0.50)	25,844,000
September 30, 2011	6.22	5.00	5.96	5.43	4.54	(9.65)	32,516,300
December 30, 2011	5.38	4.86	5.68	5.40	(4.95)	(10.38)	34,066,600
March 30, 2012	5.79	5.14	5.83	5.59	(0.52)	(8.21)	31,419,500

On June 15, 2012, the last reported sale price of a Common Share of the Trust’s Common Shares on the NYSE was $5.56. The Trust’s NAV on June 15, 2012 was $5.73. See “How Shares Are Priced - Net Asset Value.” This represented a (2.97)% discount below the NAV ($5.73) as of that date.

The Trust’s Common Shares have traded in the market above, at, and below NAV since March 9, 1992, when the Trust’s Common Shares were listed on the NYSE. The Trust cannot predict whether its Common Shares will trade in the future at a premium or discount to NAV, and if so, the level of such premium or discount. Shares of closed-end investment companies frequently trade at a discount from NAV.

9

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Trust’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve this investment objective by investing in the types of assets described below:

1.Senior Loans. Under normal market conditions, at least 80% of the Trust’s net assets (plus borrowings for investment purposes) will be invested in Senior Loans. This investment policy may be changed without shareholder approval so long as the Trust provides its shareholders with at least 60 days’ prior notice of any changes in this investment policy. Under normal market conditions, the Trust invests at least 80% of its assets in Senior Loans made to corporations or other business entities organized under U.S. or Canadian law and that are domiciled in the United States and in U.S. territories and possessions or Canada.

The Senior Loans in which the Trust invests either hold the most senior position in the capital structure of the borrower, hold an equal ranking with other senior debt, or have characteristics (such as a senior position secured by liens on a borrower’s assets) that the Adviser or Sub-Adviser believes justify treatment as senior debt. These Senior Loans are typically below investment-grade credit quality.

The Trust typically makes its investments in Senior Loans by purchasing a portion of the overall loan, i.e., the Trust becomes one of a number of lenders investing in the loan. The Trust may also make its investments in Senior Loans through the use of derivative instruments such as participations, credit-linked notes, credit default swaps, and total return swaps as long as the reference obligation for any such instrument is a Senior Loan. Investments through the use of such derivative instruments involve counterparty risk, i.e., the risk that the party from which such instrument is purchased will not perform as agreed. The Trust seeks to minimize such counterparty risk by purchasing such investments only from large, well established and highly rated counterparties.

2.Other Investments. Under normal market conditions, the Trust may invest up to 20% of its total assets, measured at the time of investment, in a combination of one or more of the following types of investments (“Other Investments”):

  loans to borrowers organized or located in countries outside the United States and outside U.S. territories and possessions or Canada;
  unsecured floating rate loans, notes, and other debt instruments;
  floating rate subordinated loans;
  tranches of floating rate asset-backed securities, including structured notes;
  short-term debt securities; and
  equity securities incidental to investments in loans.

3.Cash and Short-Term Instruments. Under normal market conditions, the Trust may invest in cash and/or short-term instruments. During periods when, in the opinion of the Adviser or Sub-Adviser, a temporary defensive posture in the market is appropriate, the Trust may hold up to 100% of its assets in cash and/or short-term instruments.

4.Other Investment Strategies. The Trust may lend its portfolio securities, on a short-term or long-term basis, in an amount equal to up to 331 / 3 % of its total assets.

Fundamental Diversification Policies

1.Industry Diversification. The Trust may invest in any industry. The Trust may not invest more than 25% of its total assets, measured at the time of investment, in any single industry.

2.Borrower Diversification. As a diversified investment company, the Trust may not make investments in any one issuer (other than the U.S. government) if, immediately after such purchase or acquisition, more than 5% of the value of the Trust’s total assets would be invested in such issuer, or the Trust would own more than 25% of any outstanding issue. The Trust will consider the borrower on a loan, including a loan participation, to be the issuer of such loan. With respect to no more than 25% of its total assets, the Trust may make investments that are not subject to the foregoing restrictions.

These fundamental diversification policies may only be changed with approval by a majority of all shareholders.

10

INVESTMENT OBJECTIVE AND POLICIES  (continued)

Investment Policies

The Adviser and Sub-Adviser follow certain investment policies set by the Trust’s Board. Some of those policies are set forth below. Please refer to the SAI for additional information on these and other investment policies.

1.Limitations on currencies. The Trust’s investments must be denominated in U.S. dollars, provided that the Trust may invest up to 15% of its total assets in investments denominated in the OECD currencies (including the euro), other than the U.S. dollar. The Trust will engage in currency exchange transactions to seek to hedge, as closely as practicable, 100% of the economic impact to the Trust arising from foreign currency fluctuations.

2.Maturity. Although the Trust has no restrictions on portfolio maturity, under normal market conditions, at least 80% of the Trust’s total assets will be invested in assets with remaining maturities of one to ten years. The maximum maturity on any loan in which the Trust can invest is ten years.

3.Limitations on Other Investments. The Trust may also invest up to 20% of its total assets, measured at the time of investment, in Other Investments. The following additional limitations apply to Other Investments:

  Unsecured Debt Instruments. The Trust may not invest in unsecured floating rate loans, notes, and other debt instruments, in an aggregate amount that exceeds 20% of the Trust’s total assets, measured at the time of investment.
  Equities. The Trust may acquire equity securities only as an incident to the purchase or ownership of a loan or in connection with a reorganization of a borrower or its debt.
  Subordinated Loans. The Trust may not invest in floating rate subordinated loans, whether or not secured, in an aggregated amount that exceeds 5% of its total assets, measured at the time of investment.

4.Investment Quality; Credit Analysis. Loans in which the Trust invests generally are rated below investment-grade credit quality or are unrated. In acquiring a loan, the Adviser or Sub-Adviser will consider some or all of the following factors concerning the borrower: ability to service debt from internally generated funds; adequacy of liquidity and working capital; appropriateness of capital structure; leverage consistent with industry norms; historical experience of achieving business and financial projections; the quality and experience of management; and adequacy of collateral coverage. The Adviser or Sub-Adviser performs its own independent credit analysis of each borrower. In so doing, the Adviser or Sub-Adviser may utilize information and credit analyses from agents that originate or administer loans, other lenders investing in a loan, and other sources. The Adviser or Sub-Adviser also may communicate directly with management of the borrowers. These analyses continue on a periodic basis for any Senior Loan held by the Trust. See “Risk Factors and Special Considerations - Credit Risk on Senior Loans.”

5.Use of Leverage. The Trust may borrow money and issue Preferred Shares to the fullest extent permitted by the 1940 Act. See “Investment Objective and Policies - Policy on Borrowing” and “Investment Objective and Policies - Policy on Issuance of Preferred Shares.”

6.Short-term Instruments. Short-term instruments in which the Trust invests may include: (i) commercial paper rated A-1 by Standard and Poor’s Ratings Services (“S&P”) or P-1 by Moody’s Investors Service, Inc. (“Moody’s”), or of comparable quality as determined by the Adviser or Sub-Adviser; (ii) certificates of deposit, bankers’ acceptances, and other bank deposits and obligations; and (iii) securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

Policy on Borrowing

The Trust has a policy of borrowing for investment purposes. The Trust seeks to use proceeds from borrowing to acquire loans and other investments which pay interest at a rate higher than the rate the Trust pays on borrowings. Accordingly, borrowing has the potential to increase the Trust’s total income available to holders of its Common Shares.

The Trust may issue notes, commercial paper, or other evidences of indebtedness and may be required to secure repayment by mortgaging, pledging, or otherwise granting a security interest in the Trust’s assets. The terms of any such borrowings will be subject to the provisions of the 1940 Act and they will also be subject to the more restrictive terms of any credit agreements relating to borrowings and, to the extent the Trust seeks a rating for borrowings, to additional guidelines imposed by rating agencies, which are expected to be more restrictive than the provisions of the 1940 Act. The Trust may borrow money in an amount permitted under the 1940 Act, including the rules, regulations, interpretations thereunder, and any exemptive or other relief provided by the SEC. See “Risk Factors and Special Considerations - Leverage” and “Risk Factors and Special Considerations - Restrictive Covenants and 1940 Act Restrictions.”

11

INVESTMENT OBJECTIVE AND POLICIES  (continued)

Policy on Issuance of Preferred Shares

The Trust has a policy which permits it to issue Preferred Shares for investment purposes. The Trust seeks to use the proceeds from Preferred Shares to acquire loans and other investments which pay interest at a rate higher than the dividends payable on Preferred Shares. The terms of the issuance of Preferred Shares are subject to the 1940 Act and to additional guidelines imposed by rating agencies, which are more restrictive than the provisions of the 1940 Act. Under the 1940 Act, the Trust may issue Preferred Shares so long as immediately after any issuance of Preferred Shares the value of the Trust’s total assets (less all Trust liabilities and indebtedness that is not senior indebtedness) is at least twice the amount of the Trust’s senior indebtedness plus the involuntary liquidation preference of all outstanding Preferred Shares. See “Risk Factors and Special Considerations - Leverage.” As of June 15, 2012 the Trust had no Preferred Shares outstanding.

12

THE TRUST’S INVESTMENTS

As stated under “Investment Objective and Policies,” the Trust will invest primarily in Senior Loans. This section contains a discussion of the characteristics of Senior Loans and the manner in which those investments are made.

Senior Loan Characteristics

Senior Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior Loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers; including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stocks of subsidiaries; and intangible assets including trademarks, copyrights, patent rights, and franchise value. The Trust may also receive guarantees as a form of collateral.

Senior Loans are typically structured to include two or more types of loans within a single credit agreement. The most common structure is to have a revolving loan and a term loan. A revolving loan is a loan that can be drawn upon, repaid fully or partially, and then the repaid portions can be drawn upon again. A term loan is a loan that is fully drawn upon immediately and once repaid, it cannot be drawn upon again. Sometimes there may be two or more term loans and they may be secured by different collateral, have different repayment schedules and maturity dates. In addition to revolving loans and term loans, Senior Loan structures can also contain facilities for the issuance of letters of credit and may contain mechanisms for lenders to pre-fund letters of credit through credit-linked deposits.

The Trust typically invests only in the term loan portions of Senior Loan structures, although it does sometimes invest in the revolving loan portions and the pre-funded letters of credit portions.

By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate (“LIBOR”). For example, if LIBOR were 3% and the borrower were paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 5.50%. Base rates, and therefore the total rates paid on Senior Loans, float, i.e. , they change as market rates of interest change.

Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will change. A single loan may have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change.

Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.

Loan agreements may provide for the termination of the agent’s agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender, or assignor with respect to an assignment interpositioned between the Trust and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Trust should not be included in such person’s or entity’s bankruptcy estate. If, however, any such amount were included in such person’s or entity’s bankruptcy estate, the Trust would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Trust could experience a decrease in the NAV.

13

THE TRUST’S INVESTMENTS  (continued)

The Trust acquires Senior Loans from lenders such as commercial and investment banks, insurance companies, finance companies, other investment companies, and private investment funds.

Investment by the Trust

The Trust typically invests in Senior Loans primarily by purchasing an assignment of a portion of a Senior Loan from a third party, either in connection with the original loan transaction ( i.e. , in the primary market) or after the initial loan transaction ( i.e. , in the secondary market). When the Trust purchases a Senior Loan in the primary market, it may share in a fee paid to the original lender. When the Trust purchases a Senior Loan in the secondary market, it may pay a fee to, or forego a portion of interest payments from, the lender making the assignment. The Trust may also make its investments in Senior Loans through the use of derivative instruments such as participations, credit-linked notes, credit default swaps, and total return swaps as long as the reference obligation for any such instrument is a Senior Loan. Investments through the use of such derivative instruments involve counterparty risk, i.e., the risk that the party from which such instrument is purchased will not perform as agreed. Unlike an assignment as described below, the Trust does not have a direct contractual relationship with the borrower. The Trust seeks to minimize such counterparty risk by purchasing such investments only from large, well-established, and highly-rated counterparties.

There is no minimum rating or other independent evaluation of a borrower limiting the Trust’s investments and most Senior Loans that the Trust may acquire, if rated, will be rated below investment-grade credit quality. See “Risk Factors and Special Considerations — Credit Risk on Senior Loans.”

Assignments.  When the Trust is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement ( e.g. , declaring defaults, initiating collection action, etc. ). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in the loan and may require a vote by lenders holding two-thirds or more of the investment in the loan. Because the Trust usually does not hold a majority of the investment in any loan, it will not be able by itself to control decisions that require a vote by the lenders.

Acquisition Costs.  When the Trust acquires an interest in a Senior Loan in the primary market, it typically acquires the loan at par value less its portion of the fee paid to all originating lenders. When the Trust acquires an interest in a Senior Loan in the secondary market, it may be at par value but typically the Trust will do so at premium or discount to par value.

14

RISK FACTORS AND SPECIAL CONSIDERATIONS

Risk is inherent in all investing. The following discussion summarizes some of the risks that you should consider before deciding whether to invest in the Trust. For additional information about the risks associated with investing in the Trust, see “Additional Information About Investments and Investment Techniques” in the SAI.

Borrowings under the Credit Facility Program.  The Trust has a policy of borrowing to acquire income-producing investments which, by their terms, pay interest at a rate higher than the rate the Trust pays on borrowings. Accordingly, borrowing has the potential to increase the Trust’s total income. The Trust currently is a party to one credit facility with financial institutions that permit the Trust to borrow up to an aggregate of $400 million. Interest is payable on the credit facility by the Trust at a variable rate that is tied to either LIBOR, the federal funds rate, or a commercial paper-based rate and includes a facility fee on unused commitments. As of June 15, 2012 the Trust had $374 million in outstanding borrowings. Collectively, the lenders under the credit facility have a security interest in all assets of the Trust.

Under the credit facility, the lenders have the right to liquidate Trust assets in the event of default by the Trust under such credit facility, and the Trust may be prohibited from paying dividends in the event of certain adverse events or conditions respecting the Trust, Adviser, or Sub-Adviser until the credit facility is repaid in full or until the event or condition is cured.

Changes to NAV.  The NAV of the Trust is expected to change in response to a variety of factors, primarily in response to changes in the creditworthiness of the borrowers on the loans in which the Trust invests. See “Risk Factors and Special Considerations - Credit Risk on Senior Loans.” Changes in market interest rates may also have an impact on the Trust’s NAV. See “Risk Factors and Special Considerations - Interest Rate.” Another factor which can affect the Trust’s NAV is changes in the pricing obtained for the Trust’s assets. See “How Shares Are Priced - Valuation of the Trust’s Assets” later in this Prospectus.

Credit Default Swaps.  The Trust may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Trust pays a fee to protect against the risk that a security held by the Trust will default. As a seller of the swap, the Trust receives payment(s) in return for its obligation to pay the counterparty an agreed upon value of a security in the event of a default of the security issuer. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Credit Risk on Senior Loans.  The Trust’s ability to pay dividends and repurchase its Common Shares is dependent upon the performance of the assets in its portfolio. That performance, in turn, is subject to a number of risks, chief among which is credit risk on the underlying assets.

Credit risk is the risk of nonpayment of scheduled interest or principal payments. In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Trust, the Trust will experience a reduction in its income and a decline in the market value of the Senior Loan. This will likely reduce dividends and lead to a decline in the NAV of the Trust’s Common Shares. See “The Trust’s Investments - Investment by the Trust.”

Senior Loans generally involve less risk than unsecured or subordinated debt and equity instruments of the same issuer because the payment of principal and interest on Senior Loans is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer’s shareholders and payments to bond holders. The Trust generally invests in Senior Loans that are secured with specific collateral. However, the value of the collateral may not equal the Trust’s investment when the loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Trust’s investment. Also, to the extent that collateral consists of stocks of the borrower or its subsidiaries or affiliates, the Trust bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer’s obligation to the Trust in the event of non payment of scheduled interest or principal and the collateral may not be readily liquidated.

In the event of the bankruptcy of a borrower, the Trust could experience delays and limitations on its ability to realize the benefits of the collateral securing the Senior Loan. Among the credit risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Trust’s rights to the collateral.

The Senior Loans in which the Trust invests are generally rated lower than investment-grade credit quality, i.e. , rated lower than “Baa” by Moody’s Investors Service, Inc. or “BBB” by Standard & Poor’s Ratings Services, or have been issued by issuers who have issued other debt securities which, if unrated, would be rated lower than investment-grade credit quality. Investment decisions will be based largely on the credit analysis performed by the Adviser or Sub-Adviser, and not on

15

RISK FACTORS AND SPECIAL CONSIDERATIONS  (continued) rating agency evaluation. This analysis may be difficult to perform. Information about a Senior Loan and its issuer generally is not in the public domain. Moreover, Senior Loans are not often rated by any nationally recognized rating service. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, issuers are required to provide financial information to lenders and information may be available from other Senior Loan participants or agents that originate or administer Senior Loans.

Demand for Loans.  At times during recent years, the volume of loans has increased. However, during such periods, demand for loans has also grown. An increase in demand may benefit the Trust by providing increased liquidity for loans and higher sales prices, but it may also adversely affect the rate of interest payable on loans acquired by the Trust, the rights provided to the Trust under the terms of a loan agreement, and increase the price of loans that the Trust wishes to purchase in the secondary market. A decrease in the demand for loans may adversely affect the price of loans in the Trust’s portfolio, which could cause the Trust’s NAV to decline.

Derivative Instruments.  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates, and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Trust and reduce its returns.

Equity Securities Incidental to Investments in Loans.  Subject to the aggregate 20% limit on Other Investments, the Trust may acquire equity securities as an incident to the purchase or ownership of a loan or in connection with a reorganization of a borrower or its debt. Investments in equity securities incidental to investment in loans entail certain risks in addition to those associated with investment in loans. The value of these securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Trust’s NAV. The Trust may frequently possess material non-public information about a borrower as a result of its ownership of a loan of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information the Trust might be unable to enter into a transaction in a security of such a borrower when it would otherwise be advantageous to do so.

Impact of Shareholder Reinvestment Program and Privately Negotiated Transactions.  The issuance of Common Shares through the Trust’s Shareholder Reinvestment Program may have an adverse effect on the secondary market for the Trust’s Common Shares. The increase in the number of the Trust’s outstanding Common Shares resulting from issuances pursuant to the Trust’s Shareholder Reinvestment Program or pursuant to privately negotiated transactions, and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for Common Shares of the Trust. Common Shares will not be issued pursuant to the Trust’s Shareholder Reinvestment Program at any time when Common Shares are trading at a price lower than the Trust’s NAV per Common Share.

Interest Rate.  During normal market conditions, changes in market interest rates will affect the Trust in certain ways. The principal effect will be that the yield on the Trust’s Common Shares will tend to rise or fall as market interest rates rise and fall. This is because almost all of the assets in which the Trust invests pay interest at rates which float in response to changes in market rates. However, because the interest rates on the Trust’s assets reset over time, there will be an imperfect correlation between changes in market rates and changes to rates on the portfolio as a whole. This means that changes to the rate of interest paid on the portfolio as a whole will tend to lag behind changes in market rates.

Market interest rate changes may also cause the Trust’s NAV to experience moderate volatility. This is because the value of a loan asset in the Trust is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan, given its individual credit and other characteristics. If market interest rates change, a loan’s value could be affected to the extent the interest rate paid on that loan does not reset at the same time. As discussed above, the rates of interest paid on the loans in which the Trust invests have a weighted average reset period that typically is less than 90 days. Therefore, the impact of the lag between a change in market interest rates and the change in the overall rate on the portfolio is expected to be minimal.

To the extent that changes in market rates of interest are reflected not in a change to a base rate such as LIBOR but in a change in the spread over the base rate which is payable on loans of the type and quality in which the Trust invests, the Trust’s NAV could also be adversely affected. This is because the value of a loan asset in the Trust is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan, given its individual

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RISK FACTORS AND SPECIAL CONSIDERATIONS  (continued) credit and other characteristics. However, unlike changes in market rates of interest for which there is only a temporary lag before the portfolio reflects those changes, changes in a loan’s value based on changes in the market spread on loans in the Trust’s portfolio may be of longer duration.

Finally, substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack the resources to meet higher debt service requirements.

Leverage.  The Trust may borrow money in an amount permitted under the 1940 Act, including the rules, regulations, interpretations thereunder, and any exemptive or other relief provided by the SEC. The Trust may also issue Preferred Shares so long as immediately after any issuance of Preferred Shares the value of the Trust’s total assets (less all Trust liabilities and indebtedness that is not senior indebtedness) is at least twice the amount of the Trust’s senior indebtedness plus the involuntary liquidation preference of all outstanding shares. As of June 15, 2012 the Trust had no Preferred Shares outstanding. Borrowings and the issuance of Preferred Shares are referred to in this Prospectus collectively as “leverage.” The Trust may use leverage for investment purposes, to finance the repurchase of its Common Shares, and to meet other cash requirements. The use of leverage for investment purposes increases both investment opportunity and investment risk.

Capital raised through leverage will be subject to interest and other costs, and these costs could exceed the income earned by the Trust on the proceeds of such leverage. There can be no assurance that the Trust’s income from the proceeds of leverage will exceed these costs. However, the Adviser or Sub-Adviser seeks to use leverage for the purposes of making additional investments only if they believe, at the time of using leverage, that the total return on the assets purchased with such funds will exceed interest payments and other costs on the leverage.

To the extent that the Trust is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Trust’s Common Shares will decrease. In addition, in the event of a general market decline in the value of assets such as those in which the Trust invests, the effect of that decline will be magnified in the Trust because of the additional assets purchased with the proceeds of the leverage. The Trust’s lenders and Preferred Shareholders will have priority to the Trust’s assets over the Trust’s Common shareholders.

The Trust currently uses leverage by borrowing money on a floating rate basis. The current rate on borrowings as of June 15, 2012, is 1.23%.

The Trust’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the credit facilities or obtained through the issuance of Preferred Shares may constitute a substantial lien and burden by reason of their prior claim against the income of the Trust and against the net assets of the Trust in liquidation.

The Trust is not permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares, or to purchase Common Shares or Preferred Shares unless: (i) at the time thereof the Trust meets certain asset coverage requirements; and (ii) there is no event of default under any credit facility program that is continuing. See “Risk Factors and Special Considerations - Restrictive Covenants and 1940 Act Restrictions” later in this Prospectus. In the event of a default under a credit facility program, the lenders have the right to cause a liquidation of the collateral ( i.e. , sell Senior Loans and other assets of the Trust) and, if any such default is not cured, the lenders may be able to control the liquidation as well.

In addition, the Trust is not permitted to pay dividends on, or redeem or repurchase, Common Shares unless all accrued dividends on any Preferred Shares and all accrued interest on borrowings have been paid or set aside for payment.

Because the fee paid to the Adviser will be calculated on the basis of Managed Assets, the fee will be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage.

The Trust is subject to certain restrictions imposed by lenders to the Trust and may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for debt or the Preferred Shares issued by the Trust. These restrictions are expected to impose asset coverage, fund composition requirements and limits on investment techniques, such as the use of financial derivative products, that are more stringent than those imposed on the Trust by the 1940 Act. These covenants or guidelines could impede the Adviser or Sub-Adviser from fully managing the Trust’s portfolio in accordance with the Trust’s investment objective and policies.

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RISK FACTORS AND SPECIAL CONSIDERATIONS  (continued)

Market Discount.  The Trust’s Common Shares have traded in the market above, at, and below NAV since March 9, 1992, when the Trust’s shares were initially listed on the NYSE. The reasons for the Trust’s Common Shares trading at a premium to or discount from NAV are not known to the Trust, and the Trust cannot predict whether its Common Shares will trade in the future at a premium to or discount from NAV, and if so, the level of such premium or discount. Shares of closed-end investment companies frequently trade at a discount from their NAV. The possibility that Common Shares of the Trust will trade at a discount from their NAV is a risk separate and distinct from the risk that the Trust’s NAV may decrease.

Annual Expenses Without Borrowings

If the Trust were not to have borrowed, the remaining expenses, as a percentage of the net assets of the Trust, would be as follows:

Annual Expenses Without Borrowings (as a percentage of net assets attributable to Common Shares)
Management and Administrative Fees (as a percentage of Managed Assets)[1]	1.05%
Other Operating Expenses[2]	0.18%
Total Annual Expenses	1.23%
1	Pursuant to the investment advisory agreement with the Trust, the Adviser is paid a fee of 0.80% of the Trust’s Managed Assets. Pursuant to its administration agreement with the Trust, the Administrator is paid a fee of 0.25% of the Trust’s Managed Assets. See “Investment Management and Other Service Providers - The Administrator.”
2	Other Operating Expenses are estimated amounts for the current fiscal year and do not include the expenses of borrowing.

Effect of Leverage

To cover the annual interest payments on the borrowings for the current fiscal year (assuming that the current rate remains in effect for the entire fiscal year and assuming that the Trust borrows an amount equal to 30% of its Managed Assets as of June 15, 2012), the Trust would need to experience an annual return of 0.37% on its portfolio (including the assets purchased with the assumed leverage) to cover such annual interest.

The following table is designed to illustrate the effect on return to a holder of the Trust’s Common Shares of the leverage created by the Trust’s use of borrowing, using the average annual interest rate of 1.56% for the fiscal year ended February 29, 2012, assuming the Trust has used leverage by borrowing an amount equal to 30% of the Trust’s Managed Assets and assuming hypothetical annual returns on the Trust’s portfolio of minus 10% to plus 10%. As can be seen, leverage generally increases the return to shareholders when portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return, net of expenses[1]	(10)%	(5)%	0%	5%	10%
Corresponding Return to Common Shareholders[2]	(14.95)%	(7.81)%	(0.67)%	6.47%	13.62%
1	The Assumed Portfolio Return is required by regulation of the SEC and is not a prediction of, and does not represent, the projected or actual performance of the Trust.
2	In order to compute the Corresponding Return to Common Shareholders, the Assumed Portfolio Return is multiplied by the total value of the Trust’s assets at the beginning of the Trust’s fiscal year to obtain an assumed return to the Trust. From this amount, all interest accrued during the year is subtracted to determine the return available to shareholders. The return available to shareholders is then divided by the total value of the Trust’s net assets attributable to Common Shares as of the beginning of the fiscal year to determine the Corresponding Return to Common Shareholders.

Limited Secondary Market for Loans.  Although the resale, or secondary, market for loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which loans are traded. Instead, the secondary market for loans is a private, unregulated inter-dealer or inter-bank re-sale market. Loans usually trade in large denominations and trades can be infrequent and the market for loans may experience volatility. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some or many of the loans in which the Trust invests will be relatively illiquid.

In addition, loans in which the Trust invests may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the Trust’s ability to sell loans and can adversely affect the price that can be obtained. The Trust may have difficulty disposing of loans if it needs cash to repay debt, to pay dividends,

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RISK FACTORS AND SPECIAL CONSIDERATIONS  (continued) to pay expenses, or to take advantage of new investment opportunities. Although the Trust has not conducted a tender offer since 1992, if it determines to again conduct a tender offer, limitations of a secondary market may result in difficulty raising cash to purchase tendered Common Shares.

These considerations may cause the Trust to sell assets at lower prices than it would otherwise consider to meet cash needs or cause the Trust to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively impact performance. The Trust may seek to avoid the necessity of selling assets to meet such needs by the use of borrowings.

From time to time, the occurrence of one or more of the factors described above may create a cascading effect where the market for debt instruments (including the market for loans) first experiences volatility and then decreased liquidity. Such conditions, or other similar conditions, may then adversely affect the value of loans and other instruments, widening spreads against higher-quality debt instruments, and making it harder to sell loans at prices at which they have historically or recently traded, thereby further reducing liquidity. For example, during the global liquidity crisis in the second half of 2008, the average price of loans in the S&P/LSTA Leveraged Loan Index (which includes loans of the type in which the Trust invests) declined by 32%, prior to rebounding in 2009 and into 2011.

The Trust values its assets daily. However, because the secondary market for loans is limited, it may be difficult to value loans. Reliable market value quotations may not be readily available for some loans and valuation of such loans may require more research than for liquid securities. In addition, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market because there is less reliable, objective market value data available. In addition, if the Trust purchases a relatively large portion of a loan to generate extra income sometimes paid to large lenders, the limitations of the secondary market may inhibit the Trust from selling a portion of the loan and reducing its exposure to a borrower when the Adviser or Sub-Adviser deems it advisable to do so.

Non-U.S. and Non-Canadian Issuers.  Subject to the aggregate 20% limit on Other Investments, the Trust may invest up to 20% of its total assets in loans, secured or unsecured, to borrowers that are organized or located in countries outside the United States and outside U.S. territories and possessions or Canada. Investment in non-U.S. entities involves special risks, including that non-U.S. entities may be subject to less rigorous accounting and reporting requirements than U.S. entities, less rigorous regulatory requirements, differing legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments, fluctuations in currency values, and the potential for political, social, and economic adversity. The Trust may invest up to 15% of its total assets in investments denominated in OECD currencies (including the euro), other than the U.S. dollar.

The Trust will engage in currency exchange transactions to seek to hedge, as closely as practicable, 100% of the economic impact to the Trust arising from foreign currency fluctuations.

Prepayment and Extension.  Prepayment risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. Loans typically do not have call protection and may be prepaid partially or in full at any time without penalty. If a loan is prepaid, the Trust may be forced to reinvest the proceeds in assets with lower yields than the loan that was repaid. For the Trust’s fixed rate investments, prepayment risk is the risk that principal on loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on a fixed rate obligation held by the Trust later than expected, which may decrease the value of the obligation and may prevent the Trust from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Ranking of Senior Indebtedness.  The rights of lenders to receive payments of interest and repayments of principal of any borrowings made by the Trust under the credit facility program are senior to the rights of holders of Common Shares and Preferred Shares with respect to the payment of dividends or upon liquidation.

Restrictive Covenants and 1940 Act Restrictions.  The credit agreements governing the credit facility program (“Credit Agreements”) include usual and customary covenants for this type of transaction, including limits on the Trust’s ability to: (i) issue Preferred Shares; (ii) incur liens or pledge portfolio securities; (iii) change its investment objective or fundamental investment restrictions without the approval of lenders; (iv) make changes in any of its business objectives, purposes, or operations that could result in a material adverse effect; (v) make any changes in its capital structure; (vi) amend the Trust documents in a manner which could adversely affect the rights, interests, or obligations of any of the lenders; (vii) engage in any business other than the businesses currently engaged in; (viii) create, incur, assume, or permit to exist certain debt

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RISK FACTORS AND SPECIAL CONSIDERATIONS  (continued) except for certain specified types of debt; and (ix) permit any of its Employee Retirement Security Act (“ERISA”) affiliates to cause or permit to occur an event that could result in the imposition of a lien under the Internal Revenue Code of 1986 or ERISA. In addition, the Credit Agreements do not permit the Trust’s asset coverage ratio (as defined in the Credit Agreements) to fall below 300% at any time (“Credit Agreement Asset Coverage Test”).

Under the requirements of the 1940 Act, the Trust must have asset coverage of at least 300% immediately after any borrowing under a credit facility program. For this purpose, asset coverage means the ratio which the value of the total assets of the Trust, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Trust. The Credit Agreements limit the Trust’s ability to pay dividends or make other distributions on the Trust’s Common Shares, or purchase or redeem Common Shares, unless the Trust complies with the Credit Agreement Asset Coverage Test. In addition, the Credit Agreements do not permit the Trust to declare dividends or other distributions or purchase or redeem Common Shares: (i) at any time that an event of default under the credit agreement has occurred and is continuing; or (ii) if, after giving effect to such declaration, the Trust would not meet the Credit Agreement Asset Coverage Test set forth in the Credit Agreements.

Securities Lending.  To generate additional income, the Trust may lend portfolio securities, in an amount equal to up to 331 / 3 % of the Trust’s total assets, to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially. The Trust intends to engage in lending portfolio securities only when such lending is fully secured by investment-grade collateral held by an independent agent.

Short-Term Debt Securities.  Subject to the aggregate 20% limit on Other Investments, the Trust may invest in short-term debt securities. Short-term debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and also may be subject to price volatility due to such factors as interest rates, market perception of the creditworthiness of the issuer, and general market liquidity. Because short-term debt securities typically pay interest at a fixed-rate, when interest rates decline, the value of the Trust’s short-term debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline.

Unsecured Debt Instruments and Subordinated Loans.  Subject to the aggregate 20% limit on Other Investments, the Trust may invest up to 20% of its total assets in unsecured floating rate loans, notes, and other debt instruments and 5% of its total assets in floating rate subordinated loans. Unsecured loans and subordinated loans share the same credit risks as those discussed under “Risk Factors and Special Considerations - Credit Risk on Senior Loans” except that unsecured loans are not secured by any collateral of the borrower and subordinated loans are not the most senior debt in a borrower’s capital structure. Unsecured loans do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans. The primary additional risk in a subordinated loan is the potential loss in the event of default by the issuer of the loan. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower’s assets are insufficient to meet its obligations to its creditors.

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HOW SHARES ARE PRICED

Net Asset Value

The NAV per Common Share of each class of the Trust is determined each business day as of the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Trust is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Trust shares will not be priced on those days. The NAV per Common Share of the Trust is calculated by dividing the value of the Trust’s loan assets plus all cash and other assets (including interest accrued but not collected) less all liabilities (including accrued expenses but excluding capital and less the liquidation preference of any outstanding Preferred Shares) by the number of Common Shares outstanding. The NAV per Common Shares is made available for publication.

Valuation of the Trust’s Assets

The assets in the Trust’s portfolio are valued daily in accordance with procedures adopted by the Board. Specifically, loans (including floating rate notes) and loan participations are valued daily in accordance with the Trust’s Loan Valuation Procedures, and all other assets of the Trust are valued daily in accordance with the Trust’s Valuation Procedures. A majority of the Trust’s assets are valued using quotations supplied by a third party loan pricing service. However, the loans in which the Trust invests are not listed on any securities exchange or board of trade. Some loans are traded by institutional investors in an over-the-counter secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Because there is less reliable objective market value data available, elements of judgment may play a greater role in valuation of loans than for other types of securities. For further information, see “Risk Factors and Special Considerations - Limited Secondary Market for Loans.”

Loans are normally valued at the mean of the means of one or more bid and asked quotations obtained from a pricing service or other sources believed to be reliable. Loans for which reliable market value quotations are not readily available from a pricing service may be valued with reference to another loan or a group of loans for which reliable market value quotations are readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a proxy for changes in value of the loan being valued. The Trust has engaged independent pricing services to provide quotations from dealers in loans and to calculate values under this proxy procedure.

It is expected that most of the loans held by the Trust will be valued with reference to quotations from an independent pricing service or other sources believed to be reliable, or with reference to the proxy procedure described above. The Adviser or Sub-Adviser may believe that the price for a loan derived from quotations or the proxy procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Adviser or Sub-Adviser that they believe may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value under procedures approved by the Trust’s Board and in accordance with the provisions of the 1940 Act.

Under these procedures, fair value is determined by the Adviser or Sub-Adviser and monitored by the Trust’s Board through its Compliance Committee. In fair valuing a loan, consideration is given to several factors, which may include, among others, the following:

  the characteristics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower’s debt structure;
  the nature, adequacy, and value of the collateral, including the Trust’s rights, remedies, and interests with respect to the collateral;
  the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower’s business, cash flows, capital structure, and future prospects;
  information relating to the market for the loan, including price quotations for, and trading in, the loan and interests in similar loans and the market environment and investor attitudes toward the loan and interests in similar loans;
  the reputation and financial condition of the agent of the loan and any intermediate participants in the loans;
  the borrower’s management; and
  the general economic and market conditions affecting the fair value of the loan.
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HOW SHARES ARE PRICED  (continued)

Securities for which the primary market is a national securities exchange are stated at the last reported sale price on the day of valuation. Securities reported by NASDAQ National Market System will be valued at the NASDAQ Official Closing Price on the valuation day. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price as otherwise stated in the ING Fund Valuation Procedures. Valuation of short-term cash equivalent investments is at amortized cost. Securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value.

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ACCOUNT POLICIES

Account Access

Unless your Trust Common Shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the Internet at www.INGInvestment.com or via a touch tone telephone by calling 1-800-336-3436. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above.

Privacy Policy

The Trust has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at 1-800-336-3436, obtain a policy over the Internet at www.INGInvestment.com, or see the privacy promise that accompanies any Prospectus obtained by mail.

Householding

To reduce expenses, we may mail only one copy of the Trust’s Prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call a Shareholder Services Representative at 1-800-336-3436 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.

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INVESTMENT MANAGEMENT AND OTHER SERVICE PROVIDERS

The business and affairs of the Trust, including supervision of the duties performed by the Trust’s Adviser and Sub-Adviser, are managed under the direction of the Board. The names and business addresses of the Trustees and Officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under “Management of the Trust” in the SAI.

The Investment Adviser

ING Investments, an Arizona limited liability company, serves as the investment adviser to the Trust. ING Investments has overall responsibility for the management of the Trust. ING Investments oversees all investment advisory and portfolio management services for the Trust.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”) (NYSE:ING). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services to over 85 million private, corporate, and institutional clients in more than 40 countries. ING Investments became an investment management firm in April 1995.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, in a series of announcements beginning November 2010, ING Groep announced that it plans to pursue transactions to restructure certain businesses, including an initial public offering for its U.S. based insurance, retirement services, and investment management operations; and other transactions, which could include an initial public offering or other type of transaction, for its European based insurance and investment management operations and Asian based insurance and investment management operations. There can be no assurance that all or part of the restructuring plan will be carried out.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Trust, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Adviser, may potentially be deemed a “change of control” of the entity. A change of control would result in the termination of the Trust’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Trust’s Board, and may trigger the need for shareholder approval. Currently, the Adviser does not anticipate that the restructuring will have a material adverse impact on the Trust or its operations and administration.

ING Investments’ principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of March 31, 2012, ING Investments managed approximately $47.8 billion in assets.

The Trust and the Adviser have entered into an investment advisory agreement (“Investment Advisory Agreement”) that requires ING Investments to provide all investment advisory and portfolio management services for the Trust. The Investment Advisory Agreement with ING Investments may be canceled by the Board or by the vote of a majority of the outstanding voting securities of the Trust upon 60 days’ written notice.

Management Fee

The Adviser bears the expenses of providing the services described above. The Adviser currently receives from the Trust an annual fee of 0.80% of the Trust’s Managed Assets.

For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable), please refer to the Trust’s annual shareholder report dated February 29, 2012.

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INVESTMENT MANAGEMENT AND OTHER SERVICE PROVIDERS  (continued)

The Sub-Adviser and Portfolio Managers

The Adviser has engaged a sub-adviser to provide the day-to-day management of the Trust’s portfolio. The sub-adviser is an affiliate of ING Investments. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING Investments or the Board. In the event the sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Trust.

ING Investment Management Co. LLC

ING IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING IM’s principal office is located at 230 Park Avenue, New York, New York, 10169. As of March 31, 2012, ING IM managed approximately $62.6 billion in assets.

Portfolio Management. The following individuals jointly share responsibility for the day-to-day management of the Trust’s portfolio and have co-managed the Trust since 2000.

Jeffrey A. Bakalar, Managing Director and Group Head of the ING IM Senior Loan Group, since January 2000.

Daniel A. Norman, Managing Director and Group Head of the ING IM Senior Loan Group, since January 2000.

Additional Information Regarding the Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Trust.

The Administrator

ING Funds Services, LLC (“Administrator”) serves as administrator to the Trust. Its principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. The Administrator is a wholly-owned subsidiary of ING Groep and the immediate parent company of the Adviser.

Under an administration agreement between the Administrator and the Trust (“Administration Agreement”), the Administrator administers the Trust’s corporate affairs subject to the supervision of the Trust’s Board. In that connection, the Administrator monitors the provisions of the Senior Loan agreements and any agreements with respect to interests in Senior Loans and is responsible for recordkeeping with respect to the Senior Loans in the Trust’s repurchase offers portfolio. The Administrator also furnishes the Trust with office facilities and furnishes executive personnel together with clerical and certain recordkeeping and administrative services necessary to administer the Trust. These services include preparation of annual and other reports to shareholders and to the SEC. The Administrator also handles the filing of federal, state, and local income tax returns not being furnished by the Custodian or Transfer Agent (as defined herein). The Administration Agreement also requires the Administrator to assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Trust, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance, and related services. The Administrator has authorized all of its officers and employees who have been elected as officers of the Trust to serve in such capacities. All services furnished by the Administrator under the Administration Agreement may be furnished by such officers or employees of the Administrator.

The Trust pays the Administrator an administration fee, computed daily and payable monthly. The Administration Agreement states that the Administrator is entitled to receive a fee at an annual rate of 0.25% of the Trust’s Managed Assets. The Administration Agreement may be cancelled by the Trust or the Administrator upon 60 days’ written notice.

The Transfer Agent, Dividend Disbursing Agent, and Registrar

BNY Mellon Investment Servicing (U.S.) Inc (“Transfer Agent”) serves as the transfer agent, dividend disbursing agent, and registrar for the Common Shares of the Trust. Its principal office is located at 301 Bellevue Parkway, Wilmington, Delaware 19809.

The Custodian

The Trust’s securities and cash are held and maintained under a Custody Agreement with State Street Bank and Trust Company (“Custodian”). Its principal office is located at 801 Pennsylvania Avenue, Kansas City, Missouri 64105.

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INVESTMENT MANAGEMENT AND OTHER SERVICE PROVIDERS  (continued)

The Distributor

Pursuant to the terms of a distribution agreement (“Distribution Agreement”), ING Investments Distributor, LLC will act as the Trust’s distributor for the optional cash investments under the Trust’s Shareholder Reinvestment Program and for privately negotiated transactions. The Distribution Agreement provides that the Distributor does not receive compensation or commissions from the Trust for such services. In addition, no fees or commissions will be paid by the Trust or its shareholders in connection with the reinvestment of dividends and capital gains distributions. The Distributor is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. The Distributor is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. See “Distributor” in the SAI.

The Trust bears the expenses of issuing the Common Shares. These expenses include, but are not limited to, the expense of preparation and printing of the Prospectus and SAI, the expense of counsel and independent registered public accounting firm, and others.

The Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

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DIVIDENDS AND DISTRIBUTIONS

Distribution Policy

Income dividends are declared and paid monthly. Income dividends consist of interest accrued and amortization of fees earned, less any amortization of premiums paid and the estimated expenses of the Trust, including fees payable to the Adviser. Income dividends are calculated monthly under guidelines approved by the Trustees. Each dividend is payable to shareholders of record on the 10th day of the following month (unless it is a holiday, in which case the next business day is the record date). Accrued amounts of fees received, including facility fees, will be taken in as income and passed on to shareholders as part of dividend distributions. Any fees or commissions paid to facilitate the sale of portfolio Senior Loans in connection with tender offers or other portfolio transactions may reduce the dividend yield.

Capital gains, if any, are declared and paid annually. Because the Trust currently has capital loss carryforwards, it is not anticipated that capital gains distributions will be made for the foreseeable future.

Dividend Reinvestment

Unless you instruct the Trust to pay you dividends in cash, dividends and distributions paid by the Trust will be reinvested in additional Common Shares of the Trust. You may request to receive dividends in cash at any time by giving the Transfer Agent written notice or by contacting the ING’s Shareholder Services Department at 1-800-336-3436.

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PLAN OF DISTRIBUTION

Shareholder Reinvestment Program

The following is a summary of the Shareholder Reinvestment Program (“Program”). Shareholders are advised to review a fuller explanation of the Program contained in the Trust’s SAI.

Common Shares are offered by the Trust through the Program. The Program allows participating shareholders to reinvest all dividends (“Dividends”) in additional Common Shares of the Trust and also allows participants to purchase additional Common Shares through optional cash investments in amounts ranging from a minimum of $100 to a maximum of $100,000 per month.

The Trust and the Distributor reserve the right to reject any purchase order. Please note that cash, traveler’s checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted.

Common Shares will be issued by the Trust under the Program when the Trust’s Common Shares are trading at a premium to NAV. If the Trust’s Common Shares are trading at a discount to NAV, Common Shares issued under the Program will be purchased on the open market. Common Shares issued under the Program directly from the Trust will be acquired at the greater of: (i) NAV at the close of business on the day preceding the relevant investment date; or (ii) the average of the daily market price of the Common Shares during the pricing period minus a discount of 5% for reinvested Dividends and 0% to 5% for optional cash investments. Common Shares issued under the Program, when shares are trading at a discount to NAV, will be purchased in the market by the Transfer Agent at market price. Shares issued by the Trust under the Program will be issued without a fee or a commission.

Shareholders may elect to participate in the Program by telephoning the Trust or submitting a completed Participation Form to the Transfer Agent, the Program administrator. The Transfer Agent will credit to each participant’s account funds it receives from: (i) Dividends paid on Trust shares registered in the participant’s name; and (ii) optional cash investments. The Transfer Agent will apply all Dividends and optional cash investments received to purchase Common Shares as soon as practicable beginning on the relevant investment date (as described below) and not later than six business days after the relevant investment date, except when necessary to comply with applicable provisions of the federal securities laws. For more information on the Trust’s distribution policy, see “Dividends and Distributions.”

In order for participants to purchase shares through the Program in any month, the Program administrator must receive from the participant any optional cash investment by the relevant investment date. The relevant investment date will be set in advance by the Trust, upon which optional cash investments are first applied by the Transfer Agent to the purchase of Common Shares. Participants may obtain a schedule of relevant dates, including investments dates, the dates by which optional cash investment payments must be received and the dates in which shares will be paid, by calling ING’s Shareholder Services Department at 1-800-336-3436.

Participants will pay a pro rata share of brokerage commissions with respect to the Transfer Agent’s open market purchases in connection with the reinvestment of Dividends or purchases made with optional cash investments.

The Program is intended for the benefit of investors in the Trust. The Trust reserves the right to exclude from participation, at any time: (i) persons or entities who attempt to circumvent the Program’s standard $100,000 maximum by accumulating accounts over which they have control; or (ii) any other persons or entities as determined in the sole discretion of the Trust.

Currently, persons who are not shareholders of the Trust may not participate in the Program. The Board may elect to change this policy at a future date and permit non-shareholders to participate in the Program. Shareholders may request to receive their Dividends in cash at any time by giving the Transfer Agent written notice or by contacting ING’s Shareholder Services Department at 1-800-336-3436. Shareholders may elect to close their account at any time by giving the Transfer Agent written notice. When a participant closes their account, the participant, upon request, will receive a certificate for full Common Shares in the account. Fractional Common Shares will be held and aggregated with other fractional Common Shares being liquidated by the Transfer Agent as agent of the Program and paid for by check when actually sold.

The automatic reinvestment of Dividends does not affect the tax characterization of the Dividends ( i.e., capital gains and income are realized even though cash is not received). If shares are issued pursuant to the Program’s dividend reinvestment provisions or cash purchase provisions at a discount from market price, participants may have income equal to the discount.

Additional information about the Program may be obtained by contacting ING’s Shareholder Services Department at 1-800-336-3436.

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PLAN OF DISTRIBUTION  (continued)

Privately Negotiated Transactions

The Common Shares may also be offered pursuant to privately negotiated transactions between the Trust and the Distributor and specific investors. Generally, such investors will be sophisticated institutional investors. The terms of such privately negotiated transactions will be subject to the discretion of the management of the Trust. In determining whether to sell Common Shares pursuant to a privately negotiated transaction, the Trust will consider relevant factors including, but not limited to, the attractiveness of obtaining additional funds through the sale of Common Shares, the purchase price to apply to any such sale of Common Shares and the person seeking to purchase the Common Shares.

Common Shares issued by the Trust in connection with privately negotiated transactions will be issued at the greater of: (i) NAV per Common Share of the Trust’s Common Shares; or (ii) at a discount ranging from 0% to 5% of the average of the daily market price of the Trust’s Common Shares at the close of business on the two business days preceding the date upon which Common Shares are sold pursuant to the privately negotiated transaction. The discount to apply to such privately negotiated transactions will be determined by the Trust with regard to each specific transaction. The Trust will not pay any commissions with regard to privately negotiated transactions, but an investor may be subject to a front end sales load of up to 3% paid to or retained by a third party broker-dealer through which such transaction may be effected.

Use of Proceeds

It is expected that 100% of the net proceeds of Common Shares issued pursuant to the Program and privately negotiated transactions will be invested in Senior Loans and other securities consistent with the Trust’s investment objective and policies within a period of three months. Pending investment in Senior Loans, all or a material portion of the proceeds will be used to pay down the Trust’s outstanding borrowings under its credit facilities. See “Investment Objective and Policies - Policy on Borrowing.”

As of June 15, 2012, the Trust had $374 million in outstanding borrowings under one credit facility. The interest rate on the Trust’s borrowings through this credit facility is LIBOR +1% and the maturity date of such borrowings is July 23, 2012. By paying down the Trust’s borrowings, the Trust can avoid adverse impacts on yields pending investment of such proceeds in Senior Loans. As investment opportunities are subsequently identified, it is expected that the Trust will reborrow amounts previously repaid and invest such amounts in additional Senior Loans.

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DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated December 2, 1987, as amended (“Declaration of Trust”). The Board is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Trust, and review the Trust’s performance.

The Declaration of Trust provides that the Trustees of the Trust may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of shares of beneficial interest, without par value, all of which were initially classified as Common Shares. The Declaration of Trust also authorizes the creation of an unlimited number of shares of beneficial interest with preference rights, including preferred shares, without par value, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the shareholders. The following table shows the number of: (i) shares authorized; (ii) shares held by the Trust for its own account; and (iii) shares outstanding, for each class of authorized securities of the Trust as of June 15, 2012.

Title of Class	Number Authorized	Number Held By the Trust for its Own Account	Number Outstanding
Common Shares	unlimited	0	147,116,270.297

The Common Shares outstanding are fully paid and nonassessable by the Trust. Holders of Common Shares are entitled to share equally in dividends declared by the Board payable to holders of Common Shares and in the net assets of the Trust available for distribution to holders of Common Shares after payment of the preferential amounts payable to holders of any outstanding Preferred Shares. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive or conversion rights and Common Shares are not redeemable. Upon liquidation of the Trust, after paying or adequately providing for the payment of all liabilities of the Trust and the liquidation preference with respect to any outstanding Preferred Shares and, upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Trust among the holders of the Common Shares. Under the rules of the NYSE applicable to listed companies, the Trust is required to hold an annual meeting of shareholders in each year. If the Trust is converted to an open-end investment company or if for any other reason Common Shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of shareholders), the Trust does not intend to hold annual meetings of shareholders.

The Trust is responsible for paying the following expenses, among others: the fees payable to the Adviser; the fees payable to the Administrator; the fees and certain expenses of the Trust’s custodian and transfer agent, including the cost of providing records to the Administrator in connection with its obligation of maintaining required records of the Trust; the charges and expenses of the Trust’s legal counsel, legal counsel to the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, and independent accountants; commissions and any issue or transfer taxes chargeable to the Trust in connection with its transactions; all taxes and corporate fees payable by the Trust to governmental agencies; the fees of any trade association of which the Trust is a member; the costs of share certificates representing Common Shares of the Trust; organizational and offering expenses of the Trust and the fees and expenses involved in registering and maintaining registration of the Trust and its Common Shares with the SEC, including the preparation and printing of the Trust’s registration statement and prospectuses for such purposes; allocable communications expenses with respect to investor services, and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing, and mailing reports, proxy statements, and prospectuses to shareholders; fees for independent loan pricing services; the cost of insurance; and litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the Trust’s business.

Under Massachusetts law, shareholders, including holders of Preferred Shares could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification, out of Trust property, for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations.

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DESCRIPTION OF THE TRUST  (continued)

Holders of Common Shares are entitled to one vote for each share held and will vote with the holders of any outstanding Preferred Shares on each matter submitted to a vote of holders of Common Shares, except as described under “Description of the Capital Structure - Preferred Shares.”

Shareholders are entitled to one vote for each share held. The Common Shares and Preferred Shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of Common Shares and Preferred Shares voting for the election of Trustees can elect all of the Trustees standing for election by such holders and, in such event, the holders of the remaining shares of Common Shares and Preferred Shares will not be able to elect any of such Trustees.

So long as any Preferred Shares are outstanding, holders of Common Shares will not be entitled to receive any dividends of, or other distributions from, the Trust, unless at the time of such declaration: (i) all accrued dividends on preferred shares or accrued interest on borrowings has been paid; and (ii) the value of the Trust’s total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Trust not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Trust is required to comply with other asset coverage requirements as a condition of the Trust obtaining a rating of the Preferred Shares from a rating agency. These requirements include an asset coverage test more stringent than under the 1940 Act.

The Trust will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders.

The Declaration of Trust further provides that obligations of the Trust are not binding upon Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Conversion to Open-End Fund

The Trustees may at any time propose conversion of the Trust to an open-end management investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing. In considering whether to submit an open-ending proposal to shareholders, the Trustees might consider, among other factors, the differences in operating expenses between open-end and closed-end funds (due to the expenses of continuously selling shares and of standing ready to effect redemptions), the potentially adverse tax consequences to non-redeeming shareholders once a fund is open-ended, and the impact of open-ending on portfolio management policies. Such a conversion would require the approval of both a majority of the Trust’s outstanding Common Shares and Preferred Shares voting together as a single class and a majority of the outstanding Preferred Shares voting as a separate class on such conversion. Conversion of the Trust to an open-end investment company would require the redemption of all outstanding Preferred Shares, which would eliminate the leveraged capital structure of the Trust with respect to the Common Shares. A delay in conversion could result following shareholder approval due to the Trust’s inability to redeem the Preferred Shares. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their next computed NAV less any redemption charge as might be in effect at the time of redemption. If the Trust is converted to an open-end management investment company, it could be required to liquidate portfolio securities to meet requests for redemption and its shares would no longer be listed on the NYSE. If the Trust were to experience significant redemptions as an open-end fund, the decrease in total assets could result in a higher expense ratio and inefficiencies in portfolio management. In this regard, the Trust could reserve the right to effect redemptions in-kind with portfolio securities, which would subject redeeming shareholders to transaction costs in liquidating those securities.

Repurchase of Common Shares

In recognition of the possibility that the Trust’s Common Shares may trade at a discount to their NAV, the Trust may, from time to time, take action to attempt to reduce or eliminate a market value discount from NAV by repurchasing its Common Shares in the open market or by tendering its Common Shares at NAV. So long as any Preferred Shares are outstanding, the Trust may not purchase, redeem, or otherwise acquire any Common Shares unless: (i) all accumulated dividends on the Preferred Shares have been paid or set aside for payment through the date of such purchase, redemption, or other

31

DESCRIPTION OF THE TRUST  (continued) acquisition; and (ii) at the time of such purchase, redemption, or acquisition, asset coverage requirements set forth in the Declaration of Trust and the Trust’s Certificate of Designation for Preferred Shares are met. Repurchases of Common Shares may result in the Trust being required to redeem Preferred Shares to satisfy asset coverage requirements.

Fundamental and Non-Fundamental Policies of the Trust

The investment objective of the Trust, certain policies of the Trust specified herein as fundamental, and the investment restrictions of the Trust described in the SAI are fundamental policies of the Trust and may not be changed without a majority vote of the shareholders of the Trust. The term majority vote means the affirmative vote of: (i) more than 50% of the outstanding shares of the Trust; or (ii) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Trust are represented at the meeting in person or by proxy, whichever is less. All other policies of the Trust may be modified by resolution of the Board.

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DESCRIPTION OF THE CAPITAL STRUCTURE

Common Shares

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of Common Shares of beneficial interest, without par value. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and non-assessable and will have no pre-emptive or conversion rights or rights to cumulative voting.

Whenever Preferred Shares are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Trust, unless at the time of such declaration: (i) all accrued dividends on Preferred Shares or accrued interest on borrowings have been paid; and (ii) the value of the Trust’s total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Trust not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding Preferred Shares. In addition to the requirements of the 1940 Act, the Trust would be required to comply with other asset coverage requirements as a condition of the Trust obtaining a rating of the Preferred Shares from a rating agency. These requirements include asset coverage tests more stringent than under the 1940 Act. See “Description of the Capital Structure - Preferred Shares.”

Borrowings

The Trust’s Declaration of Trust authorizes the Trust, without the prior approval of holders of Common Shares, to borrow money. In this connection, the Trust may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging, or otherwise granting a security interest in the Trust’s assets. See “Risk Factors and Special Considerations.”

Preferred Shares

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of shares of a class of beneficial interest with preference rights, including Preferred Shares as may be authorized from time to time by the Trustees, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the holders of Common Shares or other series of outstanding Preferred Shares. The Preferred Shares will have such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as the Board may determine and would be set forth in the Trust’s Certificate of Designation establishing the terms of the Preferred Shares.

Any decision to offer Preferred Shares is subject to market conditions and to the Board and the Adviser’s or Sub-Adviser’s continuing belief that leveraging the Trust’s capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Shares described in this Prospectus for long-term investors. The terms of the Preferred Shares will be determined by the Board in consultation with the Adviser or Sub-Adviser (subject to applicable law and the Trust’s Declaration of Trust) if and when it authorizes a Preferred Shares offering.

Under the 1940 Act, the Trust is permitted to have outstanding, more than one series of Preferred Shares as long as no single series has priority over another series nor holders of Preferred Shares have pre-emptive rights to purchase any other Preferred Shares that might be issued.

The Preferred Shares would have complete priority over the Common Shares as to distribution of assets. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Trust, holders of Preferred Shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

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TAX MATTERS

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. Investors should rely on their own tax adviser for advice about the particular federal, state, and local tax consequences to them of investing in the Trust.

The Trust will distribute all or substantially all of its net investment income and net realized capital gains, if any, to its shareholders each year. Although the Trust will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain.It generally does not matter how long a shareholder has held the Trust’s Common Shares or whether the shareholder elects to receive distributions in cash or reinvest them in additional Common Shares. For example, if the Trust designates a particular distribution as a long-term capital gains distribution, it will be taxable to a shareholder at his or her long-term capital gains rate.

Dividends from the Trust are not expected to be eligible for the reduced rate of tax that may apply to certain qualifying dividends on corporate stocks. Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income, and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Dividends declared by the Trust in October, November, or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

If a shareholder invests through a tax-deferred account such as a retirement plan, the shareholder generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules and shareholders should consult a tax adviser about investment through a tax-deferred account.

There may be tax consequences to a shareholder if the shareholder sells the Trust’s Common Shares. A shareholder will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long the shareholder holds those Common Shares. If a shareholder exchanges shares, the shareholder may be treated as if he or she sold them. Shareholders are responsible for any tax liabilities generated by their own transactions.

As with all investment companies, the Trust may be required to withhold U.S. federal income tax at the current rate of 28% (currently scheduled to increase to 31% after 2012) of all taxable distributions payable to a shareholder if the shareholder fails to provide the Trust with his or her correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS that he or she is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Effective January 1, 2012, the Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Trust shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through the Trust and not through a financial intermediary, the Trust will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the methods available for cost basis reporting are included in the SAI.

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MORE INFORMATION ABOUT THE TRUST

Legal Matters

The validity of the Common Shares offered hereby will be passed upon for the Trust by Dechert LLP, 1775 I Street, NW, Washington, DC 20006, counsel to the Trust.

Independent Registered Public Accounting Firm

KPMG LLP serves as the independent registered public accounting firm for the Trust. The principal address of KPMG LLP is Two Financial Center, 60 South Street, Boston, Massachusetts 02111.

Registration Statement

The Trust has filed with the SEC a Registration Statement under the Securities Act of 1933, relating to the Common Shares offered hereby. For further information with respect to the Trust and its Common Shares, reference is made to such Registration Statement and the exhibits filed therein.

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STATEMENT OF ADDITIONAL INFORMATION - Table of Contents

36

ING Prime Rate Trust - 25,000,000 Common Shares of Beneficial Interest
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-336-3436

TRUST ADVISORS AND AGENTS

Adviser
 ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258

Sub-Adviser
 ING Investment Management Co. LLC
230 Park Avenue
New York, NY 10169

Administrator
 ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258

Custodian
 State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105

Independent Registered Public Accounting Firm
 KPMG LLP
Two Financial Center
60 South Street
Boston, MA 02111

Distributor
 ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258

Transfer Agent
 BNY Mellon Investment Servicing (U.S.) Inc
301 Bellevue Parkway
Wilmington, DE 19809

Legal Counsel
 Dechert LLP
1775 I Street, NW
Washington, DC 20006

Institutional Investors and Analysts
 Call 1-800-336-3436

The Trust has not authorized any person to provide you with any information or to make any representations other than those contained in this Prospectus in connection with this offer. You should rely only on the information in this Prospectus or other information to which we have referred you. This Prospectus is not an offer to sell, or the solicitation of any offer to buy, any security other than the Common shares offered by this Prospectus; nor does it constitute an offer to sell, or a solicitation of any offer to buy, the Common shares by anyone in any jurisdiction in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such an offer or solicitation. The delivery of this Prospectus or any sale made pursuant to this Prospectus does not imply that the information contained in this Prospectus is correct as of any time after the date of this Prospectus. However, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented.

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC’s Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:

U.S. Securities and Exchange Commission Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Trust’s SEC file number. The file number is as follows:

1940 Act File No.	811-05410
PRO-UPRT25M (0612-062912)

STATEMENT OF ADDITIONAL INFORMATION

June 29, 2012

ING Prime Rate Trust

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 336-3436

ING Prime Rate Trust (“Trust”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital.  There is no assurance that the Trust will achieve its investment objective.  The Trust is managed by ING Investments, LLC (“ING Investments” or “Adviser”) and sub-advised by ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”).

This Statement of Additional Information (“SAI”) does not constitute a prospectus, but is incorporated therein by reference and should be read in conjunction with the Prospectuses relating thereto dated June 29, 2012, copies of which may be obtained without charge from the Trust or the Trust’s principal underwriter, ING Investments Distributor, LLC (“ING Investments Distributor” or “Distributor”) at the address and phone number listed above.  This SAI does not include all the information that a prospective investor should consider before purchasing Common Shares in this offering, and investors should obtain and read the Prospectuses prior to purchasing such shares.  In addition, the Trust’s financial statements and the independent registered public accounting firm’s report thereon included in the annual shareholder report dated February 29, 2012, are incorporated herein by reference.

The Prospectuses and SAI omit certain information contained in the registration statement filed with the U.S. Securities and Exchange Commission (“SEC”).  The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s office for no charge.  The registration statement is also available on the SEC’s website (www.sec.gov).  Capitalized terms used in this SAI have the same meaning as in the Prospectuses and some additional terms are defined particularly for this SAI.

CHANGE OF NAME	3
INVESTMENT OBJECTIVE	3
INVESTMENT RESTRICTIONS	3
ADDITIONAL INFORMATION ABOUT INVESTMENTS AND INVESTMENT TECHNIQUES	5
MANAGEMENT OF THE TRUST	14
CODE OF ETHICS	28
PROXY VOTING PROCEDURES	28
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	29
INVESTMENT MANAGEMENT AND OTHER SERVICE PROVIDERS	29
ADVISER	29
SUB-ADVISER	31
ADMINISTRATOR	34
DISTRIBUTOR	35
SHAREHOLDER REINVESTMENT PROGRAM	35
PORTFOLIO TRANSACTIONS	37
PORTFOLIO TURNOVER RATE	41
NET ASSET VALUE	41
FEDERAL TAXATION	41
ADVERTISING AND PERFORMANCE DATA	47
GENERAL INFORMATION	48
CUSTODIAN	48
LEGAL COUNSEL	48
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	48
FINANCIAL STATEMENTS	49
APPENDIX A	1

CHANGE OF NAME

The Trust changed its name from Pilgrim Prime Rate Trust to Pilgrim America Prime Rate Trust in April 12, 1996, and then changed its name back to Pilgrim Prime Rate Trust on November 16, 1998.  Effective March 1, 2002, the Trust changed its name to ING Prime Rate Trust.

INVESTMENT OBJECTIVE

The Trust’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital.  The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in U.S. dollar-denominated floating rate secured senior loans (“Senior Loans”). Under normal market conditions, the Trust invests at least 80% of its assets in Senior Loans made to corporations or other business entities organized under U.S. or Canadian law and that are domiciled in the United States and in U.S. territories and possessions or Canada.

The Senior Loans in which the Trust invests either hold the most senior position in the capital structure of the borrower, hold an equal ranking with other senior debt, or have characteristics that the Adviser or Sub-Adviser believes justify treatment as senior debt. These Senior Loans are typically below investment-grade credit quality.

The Trust may also invest up to 20% of its total assets, measured at the time of investment, in a combination of one or more of the following types of investments: loans to borrowers organized or located in countries outside the United States and outside U.S. territories and possessions or Canada; unsecured floating rate loans, notes and other debt instruments; floating rate subordinated loans; tranches of floating rate asset-backed securities, including structured notes; short-term debt securities; and equity securities acquired in connection with investment in loans.  (See “Additional Information About Investments and Investment Techniques” later in this SAI.)  During periods when, in the opinion of the Trust’s Adviser or Sub-Adviser, a temporary defensive posture in the market is appropriate, the Trust may hold up to 100% of its assets in cash and/or in short-term debt instruments.

INVESTMENT RESTRICTIONS

The Trust operates under a number of investment policies and restrictions.  Certain investment restrictions of the Trust are designated as fundamental policies and as such may not be changed without the approval of a majority of the Trust’s outstanding voting securities.  In accordance with the 1940 Act, a majority of the Trust’s outstanding securities means the lesser of: (i) 67% or more of the Trust’s shares present at a meeting, if the holders of more than 50% of the Trust’s shares are present or represented by proxy; or (ii) more than 50% of the Trust’s shares.  The following investment restrictions have been designated as fundamental policies.

The Trust will not:

1.                                                         issue senior securities, except insofar as the Trust may be deemed to have issued a senior security by reason of:  (i) entering into certain interest rate hedging transactions;  (ii) entering into reverse repurchase agreements; (iii) borrowing money in an amount permitted under the 1940 Act, including the rules, regulations, interpretations thereunder, and any exemptive relief provided by the SEC; or (iv) issuing a class or classes of preferred shares in an amount not exceeding 50%, or such other percentage permitted by law, of the Trust’s total assets less all liabilities and indebtedness not represented by senior securities;

2.                                                         invest more than 25% of its total assets in any industry;

3.                                                         invest in marketable warrants other than those acquired in conjunction with Senior Loans and such warrants will not constitute more than 5% of its assets;

4.                                                         make investments in any one issuer other than U.S. government securities if, immediately after such purchase or acquisition, more than 5% of the value of the Trust’s total assets would be invested in such issuer, or the Trust would own more than 25% of any outstanding issue, except that up to 25% of the Trust’s total assets may be invested without regard to the foregoing restrictions.  For the purpose of the foregoing restriction, the Trust will consider the borrower of a Senior Loan to be the issuer of such Senior Loan.  In addition, with respect to a Senior Loan under which the Trust does not have privity with the borrower or would not have a direct cause of action against the borrower in the event of the failure of the borrower to pay scheduled principal or interest, the Trust will also separately meet the foregoing requirements and consider each interpositioned bank (a lender from which the Trust acquires a Senior Loan) to be an issuer of the Senior Loan;

5.                                                         act as an underwriter of securities, except to the extent that it may be deemed to act as an underwriter in certain cases when disposing of its portfolio investments or acting as an agent or one of a group of co-agents in originating Senior Loans;

6.                                                         purchase or sell equity securities (except that the Trust may, incidental to the purchase or ownership of an interest in a Senior Loan, or as part of a borrower reorganization, acquire, sell and exercise warrants and/or acquire or sell other equity securities), real estate, real estate mortgage loans, commodities, commodity futures contracts, or oil or gas exploration or development programs; or sell short, purchase or sell straddles, spreads, or combinations thereof, or write put or call options;

7.                                                         make loans of money or property to any person, except that the Trust: (i) may make loans to corporations or other business entities, or enter into leases or other arrangements that have the characteristics of a loan; (ii) may lend portfolio instruments; and (iii) may acquire securities subject to repurchase agreements;

8.                                                         purchase shares of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; or

9.                                                         make investments on margin or hypothecate, mortgage, or pledge any of its assets except for the purpose of securing borrowings as described above in connection with the issuance of senior securities and then only in an amount up to 33 1/3% (50% in the case of the issuance of a preferred class of shares), or such other percentage permitted by law, of the value of the Trust’s total assets (including, with respect to borrowings, the amount borrowed) less all liabilities other than borrowings (or, in the case of the issuance of senior securities, less all liabilities and indebtedness not represented by senior securities).

With regard to paragraph number 2 above, the Trust will consider the borrower on a loan, including a loan participation, to be the issuer of that loan.  In addition, with respect to a loan under which the Trust does not have privity with the borrower or would not have a direct cause of action against the borrower in the event of the failure of the borrower to pay scheduled principal or interest, the Trust will also consider each interpositioned bank (a lender from which the Trust acquires a loan) to be an issuer of the loan.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of the Trust’s investments or amount of total assets will not be considered a violation of any of the foregoing restrictions.

There is no limitation on the percentage of the Trust’s total assets that may be invested in instruments which are not readily marketable or subject to restrictions on resale and to the extent the Trust invests in such instruments, the Trust’s portfolio should be considered illiquid.  The extent to which the Trust invests in such instruments may affect its ability to realize the net asset value (“NAV”) of the Trust in the event of the voluntary or involuntary liquidation of its assets.

The Trust has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in U.S. dollar-denominated floating rate secured Senior Loans.  The Trust has also adopted a policy to provide its shareholders with at least 60 days’ prior notice of any change in such investment policy.  If, subsequent to an investment, the 80% requirement is no longer met, the Trust’s future investments will be made in a manner that will bring the Trust into compliance with this policy.

ADDITIONAL INFORMATION ABOUT INVESTMENTS AND INVESTMENT TECHNIQUES

Some of the different types of securities in which the Trust may invest, subject to its investment objective, policies, and restrictions, are described in the Prospectuses under “Investment Objective and Policies.”  Additional information concerning certain of the Trust’s investments and investment techniques is set forth below.

Derivatives

Generally, derivatives can be characterized as financial instruments whose value is derived, at least in part, from the value of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures, and forward contracts.  Derivative instruments may be used for a variety of reasons, including enhancing return, hedging certain market risks, or providing a substitute for purchasing or selling particular securities.  Derivatives may provide a cheaper, quicker, or more specifically focused way for the Trust to invest than “traditional” securities would.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit the Trust to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Trust can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  Exchange-traded derivatives generally are guaranteed by the clearing agency, which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Trust will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by the Trust.  Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Equity Securities

In connection with its purchase or holding of interests in loans, the Trust may acquire (and subsequently sell) equity securities or exercise warrants that it receives.  The Trust will acquire such interests only as an incident to the intended purchase or ownership of loans or in connection with a reorganization of a borrower or its debt.

The Trust normally will not hold more than 20% of its total assets in equity securities.  Equity securities will not be treated as Senior Loans; therefore, an investment in such securities will not count toward the 80% of the Trust’s net assets (plus borrowings for investment purposes) that normally will be invested in Senior Loans.  Equity securities are subject to financial and market risks and can be expected to fluctuate in value.

Interest Rates and Portfolio Maturity

Interest rates on loans in which the Trust invests adjust periodically.  The interest rates are adjusted based on a base rate plus a premium or spread over the base rate.  The base rate usually is London Inter-Bank Offered Rate (“LIBOR”), the Federal Reserve federal funds rate, the Prime Rate, or other base lending rates used by commercial lenders.  LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits.  The Adviser and Sub-Adviser believe that changes in short-term LIBOR rates are closely related to changes in the Federal Reserve federal funds rate, although the two are not technically linked.  The Prime Rate quoted by a major U.S. bank is generally the interest rate at which that bank is willing to lend U.S. dollars to its most creditworthy borrowers, although it may not be the bank’s lowest available rate.

Loans in which the Trust invests typically have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. The maximum duration of an interest rate reset on any loan in which the Trust can invest is one year.  The maximum maturity on any loan in which the Trust can invest is ten years.  The Trust’s portfolio of loans will ordinarily have a dollar-weighted average time until the next interest rate adjustment of ninety (90) days or less, although the time may exceed 90 days.  The Trust may find it possible and appropriate to use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of loans.  If the Trust does so, it will consider the shortened period to be the adjustment period of the loan.  As short-term interest rates rise, interest payable to the Trust should increase.  As short-term interest rates decline, interest payable to the Trust should decrease.  The amount of time that will pass before the Trust experiences the effects of changing short-term interest rates will depend on the dollar-weighted average time until the next interest rate adjustment on the Trust’s portfolio of loans.

Loans usually have mandatory and optional prepayment provisions.  Because of prepayments, the actual remaining maturity of a loan may be considerably less than its stated maturity.  If a loan is prepaid, the Trust will have to reinvest the proceeds in other loans or securities which may have a lower fixed spread over its base rate.  In such a case, the amount of interest paid to the Trust would likely decrease.

In the event of a change in the benchmark interest rate on a loan, the rate payable to lenders under the loan will, in turn, reset as the applicable reset period reaches its next scheduled reset date.  If the benchmark rate goes up, the Trust as lender would earn interest at a higher rate, but only on and after such reset date.  If the benchmark rate goes down, the Trust as lender would earn interest at a lower rate, but only on and after such reset date.

During normal market conditions, changes in market interest rates will affect the Trust in certain ways.  The principal effect will be that the yield on the Trust’s Common Shares will tend to rise or fall as market interest rates rise and fall.  This is because almost all of the assets in which the Trust invests pay interest at rates which float in response to changes in market rates.  However, because the interest rates on the Trust’s assets reset over time, there will be an imperfect correlation between changes in market rates and changes to rates on the portfolio as a whole.  This means that changes to the rate of interest paid on the portfolio as a whole, will tend to lag behind changes in market rates.

Market interest rate changes may also cause the Trust’s NAV to experience moderate volatility.  This is because the value of a loan asset in the Trust is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan given its individual credit and other characteristics.  If market interest rates change, a loan’s value could be affected to the extent the interest rate paid on that loan does not reset at the same time.  As discussed above, the rates of interest paid on the loans in which the Trust invests have a weighted average reset period that typically is less than 90 days.  Therefore, the impact of the lag between a change in market interest rates and the change in the overall rate on the portfolio is expected to be minimal.

Finally, to the extent that changes in market rates of interest are reflected, not in a change to a base rate such as LIBOR, but in a change in the spread over the base rate which is payable on loans of the type and quality in which the Trust invests, the Trust’s NAV could be adversely affected.  Again, this is because the value of a loan asset in the Trust is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan given its individual credit and other characteristics.  However, unlike changes in market rates of interest for which there is only a temporary lag before the portfolio reflects those changes, changes in a loan’s value based on changes in the market spread on loans in the Trust’s portfolio may be of longer duration.

Interest Rate Hedging Transactions

The Trust has the ability, pursuant to its investment objective and policies, to engage in certain hedging transactions including interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust may undertake these transactions primarily for the following reasons: to preserve a return on or value of a particular investment or portion of the Trust’s portfolio; to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments which the Trust owns or anticipates purchasing at a later date; or for other risk management strategies such as managing the effective dollar-weighted average duration of the Trust’s portfolio. Market conditions will determine whether and in what circumstances the Trust would employ any of the hedging techniques described below.

Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments on a specified dollar amount, referred to as the “notional” principal amount, for an obligation to make fixed-rate payments. For example, the Trust may seek to shorten the effective interest rate re-determination period of a Senior Loan in its portfolio that has an interest rate re-determination period of one year. The Trust could exchange its right to receive fixed income payments for one year from a borrower for the right to receive payments under an obligation that readjusts monthly. In such an event, the Trust would consider the interest rate re-determination period of such Senior Loan to be the shorter period.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Trust will not enter into swaps, caps, or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Trust or to the extent the purchase of swaps, caps, or floors would be inconsistent with the Trust’s other investment restrictions.

The Trust will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Trust’s obligations over its entitlement with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account. If the Trust enters into a swap on other than a net basis, the Trust will maintain in the segregated account the full amount of the Trust’s obligations under each such swap. The Trust may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange (“NYSE”) or other entities determined by ING Investments. If a default occurs by the other party to such transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could materially and adversely affect the Trust’s rights as a creditor. The Trust will not treat swaps covered in accordance with applicable regulatory guidance as senior securities.

The swap, cap, and floor market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, this market has become relatively liquid. There can be no assurance, however, that the Trust will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Adviser or Sub-Adviser believes are advantageous to the Trust.  In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Trust will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Trust’s portfolio securities and depends on the Adviser’s or Sub-Adviser’s ability to predict correctly the direction and degree of movements in interest rates. Although the Trust believes that use of the hedging and risk management techniques described above will benefit the Trust, if the Adviser’s or Sub-Adviser’s judgment about the direction or extent of the movement in interest rates is incorrect, the Trust’s overall performance would be worse than if it had not entered into any such transactions. The Trust will incur brokerage and other costs in connection with its hedging transactions.

Lease Participations

Senior Loans that the Trust may acquire include participation interests in lease financings (“Lease Participations”) where the collateral quality, credit quality of the borrower, and the likelihood of payback are believed by the Adviser or Sub-Adviser to be the same as those applied to conventional Senior Loans.  A Lease Participation is also required to have a floating interest rate that is indexed to a benchmark indicator of prevailing interest rates, such as LIBOR or the Prime Rate.

The credit quality standards and general requirements that the Trust applies to Lease Participations including collateral quality, the credit quality of the borrower and the likelihood of payback are substantially the same as those applied to conventional Senior Loans. A Lease Participation is also required to have a floating interest rate that is indexed to the federal funds rate, LIBOR, or Prime Rate in order to be eligible for investment.

The Office of the Comptroller of the Currency has established regulations which set forth circumstances under which national banks may engage in lease financings. Among other things, the regulation requires that a lease be a net-full payout lease representing the noncancelable obligation of the lessee and that the bank make certain determinations with respect to any estimated residual value of leased property relied upon by the bank to yield a full return on the lease. The Trust may invest in lease financings only if the Lease Participation meets these banking law requirements.

Lending Loan Interests and Other Portfolio Instruments

To generate additional income, the Trust may lend its portfolio securities, including interests in Senior Loans, in an amount equal to up to 33 1/3% of the Trust’s total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities.  No lending may be made to any companies affiliated with the Adviser or Sub-Adviser.  During the time portfolio securities are on loan, the borrower pays the Trust any dividends or interest paid on such securities and the Trust may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

The Trust may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC.  The lending of financial instruments is a common practice in the securities industry.  The loans are required to be secured continuously by collateral, consistent with the requirements of the 1940 Act discussed below, maintained on a current basis at an amount at least equal to the market value of the portfolio instruments loaned.  The Trust has the right to call a loan and obtain the portfolio instruments loaned at any time on such notice as specified in the transaction documents.  For the duration of the loan, the Trust will continue to receive the equivalent of the interest paid by the issuer on the portfolio instruments loaned and may also receive compensation for the loan of the financial instrument.  Any gain or loss in the market price of the instruments loaned that may occur during the term of the loan will be for the account of the Trust.

The Trust may lend its portfolio instruments so long as the terms and the structure of such loans are not inconsistent with the requirements of the 1940 Act, which currently require that: (a) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the instruments loaned; (b) the borrowers add to such collateral whenever the price of the instruments loaned rises (i.e., the value of the loan is marked-to-market on a daily basis); (c) the loan be made subject to termination by the Trust at any time; and (d) the Trust receives reasonable interest on the loan (which may include the Trust’s investing any cash collateral in interest bearing short-term investments), any distributions on the loaned instruments and increase in their market value.  The Trust may lend its portfolio instruments to member banks of the Federal Reserve System, members of the NYSE or other entities determined by the Adviser or Sub-Adviser to be creditworthy.  All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Adviser or Sub-Adviser, and will be considered in making decisions with respect to the lending of portfolio instruments.

The Trust may pay reasonable negotiated fees in connection with loaned instruments.  In addition, voting rights may pass with loaned securities but if a material event were to occur affecting such a loan, the Trust will retain the right to call the loan and vote the securities.  If a default occurs by the other party to such transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could materially and adversely affect the Trust’s rights as a creditor.  However, the loans will be made only to firms deemed by the Adviser or Sub-Adviser to be of good financial standing and when, in the judgment of the Adviser or Sub-Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk.

Originating Senior Loans — Reliance on Agents

The Trust has the ability to act as an agent in originating and administering a loan on behalf of all lenders or as one of a group of co-agents in originating Senior Loans.  However, the Trust has not acted as agent or co-agent on any loans, and has no present intention of doing so in the future.  An agent for a loan is required to administer and manage the Senior Loan and to service or monitor the collateral.  The agent is also responsible for the collection of principal, interest, and fee payments from the borrower and the apportionment of these payments to the credit of all lenders which are parties to the loan agreement.  The agent is charged with the responsibility of monitoring compliance by the borrower with the restrictive covenants in the loan agreement and of notifying the lenders of any adverse change in the borrower’s financial condition.  In addition, the agent generally is responsible for determining that the lenders have obtained a perfected security interest in the collateral securing the Senior Loan.

Lenders generally rely on the agent to collect their portion of the payments on a Senior Loan and to use the appropriate creditor remedies against the borrower.  Typically under loan agreements, the agent is given broad discretion in enforcing the loan agreement and is obligated to use the same care it would use in the management of its own property.  The borrower compensates the agent for these services.  Such compensation may include special fees paid on structuring and funding the Senior Loan and other fees on a continuing basis.  The precise duties and rights of an agent are defined in the loan agreement.

When the Trust is an agent, it has as a party to the loan agreement, a direct contractual relationship with the borrower and, prior to allocating portions of the loan to lenders, if any, assumes all risks associated with the loan.  The agent may enforce compliance by the borrower with the terms of the loan agreement.  Agents also have voting and consent rights under the applicable loan agreement.  Action subject to agent vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan, which percentage varies depending on the relative loan agreement.  Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or relating collateral therefore, frequently require the unanimous vote or consent of all lenders affected.

Pursuant to the terms of a loan agreement, the agent typically has sole responsibility for servicing and administering a loan on behalf of the other lenders.  Each lender in a Senior Loan is generally responsible for performing its own credit analysis and its own investigation of the financial condition of the borrower.  Generally, loan agreements will hold the agent liable for any action taken or omitted that amounts to gross negligence or willful misconduct.  In the event of a borrower’s default on a loan, the loan agreements provide that the lenders do not have recourse against the Trust for its activities as agent.  Instead, lenders will be required to look to the borrower for recourse.

In a typical interest in a Senior Loan, the agent administers the loan and has the right to monitor the collateral.  The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders.  The Trust normally looks to the agent to collect and distribute principal of and interest on a Senior Loan.  Furthermore, the Trust looks to the agent to use normal credit remedies, such as to foreclose on collateral, monitor credit loan covenants, and notify the lenders of any adverse changes in the borrower’s financial condition or declarations of insolvency.  At times the Trust may also negotiate with the agent regarding the agent’s exercise of credit remedies under a Senior Loan.  The agent is compensated for these services by the borrower as set forth in the loan agreement.  Such compensation may take the form of a fee or other amount paid upon the making of the Senior Loan and/or an ongoing fee or other amount.

The loan agreements in connection with Senior Loans set forth the standard of care to be exercised by the agents on behalf of the lenders and usually provide for the termination of the agent’s agency status in the event that it fails to act properly, becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or if not FDIC insured, enters into bankruptcy or if the agent resigns.  In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.

Other Investment Companies

An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When the Trust invests in other investment companies, shareholders of the Trust bear their proportionate share of the underlying investment companies’ fees and expenses.

The Trust may invest in other investment companies to the extent permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder. For so long as shares of the Trust are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, the Trust will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

There are some potential disadvantages associated with investing in other investment companies.  In addition to the advisory and operational fees, the Trust bears directly in connection with its own operation, the Trust would also bear its pro-rata portions of each other investment company’s advisory and operational expenses.

When the Trust invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Trust.

Additional Information on Senior Loans

Senior Loans are direct obligations of corporations or other business entities and are arranged by banks or other commercial lending institutions and made generally to finance internal growth, mergers, acquisitions, stock repurchases, and leveraged buyouts.  Senior Loans usually include restrictive covenants which must be maintained by the borrower.  Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow and restrictions on dividend payments, and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt.  A breach of covenant, which is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the outstanding Senior Loan.  In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow.  Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest.  The free cash flow shall be applied to prepay the Senior Loan in an order of maturity described in the loan documents.  Under certain interests in Senior Loans, the Trust may have an obligation to make additional loans upon demand by the borrower.  The Trust intends to ensure its ability to satisfy such demands by segregating sufficient assets in high-quality, short-term liquid investments or by sufficiently maintaining unused borrowing capacity.

The Trust believes that the principal credit risk associated with acquiring loans from another lender is the credit risk associated with the borrower of the underlying loan.  The Trust may incur additional credit risk; however, when the Trust acquires a participation in a loan from another lender because the Trust must assume the risk of insolvency or bankruptcy of the other lender from which the loan was acquired.  However, in acquiring loans, the Trust conducts an analysis and evaluation of the financial condition of each such lender.  In this regard, if the lenders have a long-term debt rating, the long-term debt of all such participants is rated “BBB” or better by Standard & Poor’s Ratings Services (“S&P”) or “Baa” or better by Moody’s Investors Services, Inc. (“Moody’s”), or has received a comparable rating by another nationally recognized rating service.  In the absence of rated long-term debt, the lenders or, with respect to a bank, the holding company of such lenders have commercial paper outstanding which is rated at least “A-1” by S&P or “P-1” by Moody’s.  In the absence of such rated long-term debt or rated commercial paper, the Trust may acquire participations in loans from lenders whose long-term debt and commercial paper is of comparable quality to the foregoing rating standards as determined by the Adviser under the supervision of the Trustees.  The Trust also diversifies its portfolio with respect to lenders from which the Trust acquires loans.  (See, “Investment Restrictions.”)

Senior Loans, unlike certain bonds, usually do not have call protection.  This means that investments comprising the Trust’s portfolio, while having a stated one to ten-year term, may be prepaid, often without penalty.  The Trust generally holds Senior Loans to maturity unless it becomes necessary to sell them to adjust the Trust’s portfolio in accordance with the Adviser’s or Sub-Adviser’s view of current or expected economic or specific industry or borrower conditions.

Senior Loans frequently require full or partial prepayment of a loan when there are asset sales or a securities issuance.  Prepayments on Senior Loans may also be made by the borrower at its election.  The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower.  Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.  Prepayment may be deferred by the Trust.  This should, however, allow the Trust to reinvest in a new loan and recognize as income any unamortized loan fees.  In many cases this will result in a new facility fee payable to the Trust.

Because interest rates paid on these Senior Loans fluctuate periodically with the market, it is expected that the prepayment and a subsequent purchase of a new Senior Loan by the Trust will not have a material adverse impact on the yield of the portfolio.  (See, “Portfolio Transactions.”)

Under a Senior Loan, the borrower generally must pledge as collateral, assets which may include one or more of the following: cash, accounts receivable, inventory, property, plant and equipment, both common and preferred stocks in its subsidiaries, trademarks, copyrights, patent rights, and franchise value.  The Trust may also receive guarantees as a form of collateral.  In some instances, a Senior Loan may be secured only by stocks in a borrower or its affiliates.  However, there is no assurance that the liquidation of the existing collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.

Loan Participation and Assignments

The Trust’s investment in loan participations typically will result in the Trust having a contractual relationship only with the lender and not with the borrower.  The Trust will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.  In connection with purchasing participation, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the Trust may not directly benefit from any collateral supporting the loan in which it has purchased the participation.  As a result, the Trust may be subject to the credit risk of both the borrower and the lender that is selling the participation.  In the event of the insolvency of the lender selling a participation, the Trust may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When the Trust purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan.  Because assignments are arranged through private negotiations between potential assignees and potential assignors; however, the rights and obligations acquired by the Trust as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.  Because there is no liquid market for such securities, the Trust anticipates that such securities could be sold only to a limited number of institutional investors.  The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Trust’s ability to dispose of particular assignments or participation when necessary to meet redemption of Trust shares, to meet the Trust’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.  The lack of a liquid secondary market for assignments and participation also may make it more difficult for the Trust to value these securities for purposes of calculating its NAV.

The Trust may be required to pay and receive various fees and commissions in the process of purchasing, selling and holding loans.  The fee component may include any, or a combination of, the following elements:  arrangement fees, assignment fees, non-use fees, facility fees, letter of credit fees, and ticking fees.  Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction.  A non-use fee is paid based upon the amount committed but not used under the loan.  Facility fees are on-going annual fees paid in connection with a loan.  Letter of credit fees are paid if a loan involves a letter of credit.  Ticking fees are paid from the initial commitment indication until loan closing if for an extended period.  The amount of fees is negotiated at the time of transaction.

Other Investments

Assets not invested in Senior Loans will generally consist of other instruments, including loans to borrowers organized or located in countries outside the United States and outside U.S. territories and possessions or Canada; unsecured floating rate loans, notes and other debt instruments; floating rate subordinated loans (up to a maximum of 5% of the Trust’s total assets); tranches of floating rate asset-backed securities, including structured notes, short-term debt securities, with remaining maturities of 120 days or less (which may have yields tied to the Prime Rate, commercial paper rates, the federal funds rate or LIBOR); and equity securities acquired in connection with investments in loans.  Short-term debt instruments may include: (i) commercial paper rated A-1 by S&P or P-1 by Moody’s, or of comparable quality as determined by the Adviser or Sub-Adviser; (ii) certificates of deposit, bankers’ acceptances, and other bank deposits and obligations; and (iii)

securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.  Under normal circumstances, the Trust may invest in cash and/or short-term instruments. During periods when, in the judgment of the Adviser or Sub-Adviser, a temporary defensive posture in the market is appropriate, the Trust may hold up to 100% of its assets in cash and/or in short-term debt instruments.

Repurchase Agreements

The Trust has the ability, pursuant to its investment objective and policies, to enter into repurchase agreements.  A repurchase agreement is a contract under which the Trust may sell and simultaneously obtain the commitment of the purchaser to sell the security back to the Trust at an agreed upon price on an agreed upon date.  Repurchase agreements will be considered borrowings by the Trust and as such, are subject to the restrictions on borrowing.  Borrowings by the Trust create an opportunity for greater total return but at the same time increase exposure to capital risk.  The Trust will maintain in a segregated account with its custodian cash or liquid high grade portfolio securities in an amount sufficient to cover its obligations with respect to the repurchase agreements.  The Trust will receive payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian.  Regulations of the SEC require either that securities sold by the Trust under a repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Trust’s books and records pending repurchase.  Repurchase agreements may involve certain risks in the event of default or insolvency of the other party, including possible loss from delays or restrictions upon the Trust’s ability to dispose of the underlying securities.

Reverse Repurchase Agreements

The Trust has the ability, pursuant to its investment objective and policies, to enter into repurchase agreements if the asset which is the subject of the repurchase is a loan.  Such agreements may be considered to be loans by the Trust for purposes of the 1940 Act.  Each reverse repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times.  Pursuant to such reverse repurchase agreements, the Trust acquires securities from financial institutions such as brokers, dealers, and banks, subject to the seller’s agreement to repurchase and the Trust’s agreement to resell such securities at a mutually agreed upon date and price.  The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery.  The repurchase price generally equals the price paid by the Trust plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security).  The securities underlying a reverse repurchase agreement will be marked-to-market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser or Sub-Adviser will monitor the value of the collateral.  Securities subject to reverse repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System. If the seller defaults on its repurchase obligation, the Trust will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement.  Bankruptcy or insolvency of such a defaulting seller may cause the Trust’s rights with respect to such securities to be delayed or limited.  To mitigate this risk, the Trust only enters into reverse repurchase agreements with highly-rated, large financial institutions.  The Trust may only enter into reverse repurchase agreements that qualify for an exclusion from any automatic stay of creditors’ rights against the counterparty under applicable insolvency law in the event of the counterparty’s insolvency.

MANAGEMENT OF THE TRUST

The business and affairs of the Trust are managed under the direction of the Trust’s Board according to the applicable laws of the State of Massachusetts.  The Board governs the Trust and is responsible for protecting the interests of shareholders.  The Trustees are experienced executives who oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Trust, and review the Trust’s performance.

Set forth in the table below is information regarding each Trustee of the Trust.

Name, Address and Age	Position(s) Held With Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees

Colleen D. Baldwin 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 52	Trustee	October 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present.	138	None.

John V. Boyer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	January 2005 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present). Formerly, Consultant (July 2007 – February 2008) and President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation (March 2006 – July 2007).	138	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	138	Wisconsin Energy Corp. (June 2006 – Present) and The Royce Fund, 35 Funds (December 2009 – Present).

Peter S. Drotch 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	October 2007– Present	Retired.	138	First Marblehead Corporation (September 2003 – Present).

J. Michael Earley 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	February 2002 – Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 – December 2008).	138	None.

Patrick W. Kenny 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 – June 2009).	138	Assured Guaranty Ltd. (April 2004 – Present).

Name, Address and Age	Position(s) Held With Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Age: 69

Sheryl K. Pressler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	138	Stillwater Mining Company (May 2002 – Present).

Roger B. Vincent 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 66	Chairman and Trustee	February 2002 – Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 – August 2011).	138	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).

Trustees who are “Interested Persons”

Robert W. Crispin(3) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	October 2007 – Present	Retired. Formerly, Chairman and Chief Executive Officer, ING Investment Management Co. LLC (July 2001 – December 2007).	138	Intact Financial Corp. (December 2004 – Present) and PFM Group (November 2010 – Present).

Shaun P. Mathews (3) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	June 2006 – Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 – Present).	176	ING Capital Corporation, LLC (December 2005 – Present).

(1)                                  Trustees are considered for election by shareholders on an annual basis and serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each duly elected or appointed Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (“Independent Trustees”), shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)                                  For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies:  ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust and ING Variable Products Trust. For Mr. Mathews the Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc.  The number of Funds in the Fund Complex is as of May 31, 2012.

(3)                  Messrs. Crispin and Mathews are deemed to be “interested persons” of the Trust as defined in the 1940 Act because of their current or prior relationship with ING Groep., N.V., the parent corporation of the  Adviser, ING Investments, LLC, and the distributor, ING Investments Distributor, LLC.

Information about the Trust’s officers is set forth in the table below:

Name, Address and Age	Positions Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years

Shaun P. Mathews 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC(November 2006 – Present).

Michael J. Roland 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	February 2002 – Present

Chief Compliance Officer Directed Services LLC and ING Investments, LLC (March 2011 – Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 – Present). Formerly, Chief Compliance Officer, ING Funds (March 2011 – February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President Chief Investment Risk Officer	August 2003 – Present September 2009 - Present	Executive Vice President, ING Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, ING Investments, LLC (2) (January 2003 – Present).

Kevin M. Gleason 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 45	Chief Compliance Officer	February 2012 – Present

Senior Vice President, ING Investment Management LLC (February 2012 – Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company, (June 2004 – January 2012).

Todd Modic 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, ING Funds Services, LLC (March 2005 – Present).

Daniel A. Norman 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President Treasurer	April 1995 - Present June 1997 - Present	Senior Vice President and Group Head, ING Investment Management Co. LLC (January 2000 – Present).

William H. Rivoir III 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 61	Senior Vice President and Assistant Secretary	February 2001 - Present	Senior Vice President, ING Investment Management Co. LLC (January 2004 – Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	November 2003 – Present	Senior Vice President, ING Investments, LLC (October 2003 – Present).

Name, Address and Age	Positions Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years

Jeffrey A. Bakalar 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	November 1999 - Present	Senior Vice President and Group Head, ING Investment Management Co. LLC (January 2000 – Present).

Elliot A. Rosen 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 59	Senior Vice President	May 2002 - Present	Senior Vice President, ING Investment Management Co. LLC (February 1999 - Present).

Robert Terris 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (May 2006 – Present).

Robyn L. Ichilov 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	November 1997 – Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 – Present) and ING Investments, LLC (August 1997 – Present). Formerly, Treasurer, ING Funds (November 1999 – February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	September 2004 – Present	Vice President, ING Funds Services, LLC (September 2004 – Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	August 2003 – Present

Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 – Present); Director of Compliance, ING Investments, LLC (October 2004 – Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010 – Present).  Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 – April 2010).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 40	Vice President	September 2007 - Present	Senior Vice President (March 2010 – Present) and Head of Manager Research and Selection Group ING Investment Management (April 2007 – Present).

Denise Lewis 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	January 2007 – Present	Vice President, ING Funds Services, LLC (December 2006 – Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 – December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Road,	Vice President	March 2006 – Present	Vice President, ING Investment Management – ING Funds (March 2010 – Present); Vice President, ING Funds Services, LLC (March 2006 –

Name, Address and Age	Positions Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years

Suite 100 Scottsdale, Arizona 85258 Age: 55			Present); and Managing Paralegal, Registration Statements (June 2003 – Present).

Craig Wheeler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 43	Assistant Vice President	May 2008 - Present	Assistant Vice President – Director of Tax, ING Funds Services, LLC (March 2008 – Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005 – March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 48	Secretary	August 2003 – Present	Senior Vice President and Chief Counsel, ING Investment Management –ING Funds (March 2010 – Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 – March 2010).

Paul Caldarelli 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 60	Assistant Secretary	June 2010 – Present

Vice President and Senior Counsel, ING Investment Management – ING Funds (March 2010 – Present).  Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 – April 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 49	Assistant Secretary	August 2003 – Present

Vice President and Senior Counsel, ING Investment Management – ING Funds (March 2010 – Present).  Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 – April 2008).

(1)           The Officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

The Board of Trustees

The Trust is governed by the Trust’s Board, which oversees the Trust’s business and affairs.  The Board delegates the day-to-day management of the Trust to the Trust’s officers and to various service providers that have been contractually retained to provide such day-to-day services.  The ING entities that render services to the Trust do so pursuant to contracts that have been approved by the Board.  The Trustees are experienced executives who, among other duties, oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Trust, and review the Trust’s investment performance.

The Board Leadership Structure and Related Matters

The Board is currently comprised of ten members, eight of whom are independent or disinterested persons, which means that they are not “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”).  The Trust is one of 20 registered investment companies (with a total of approximately 138 separate series) and all of the Trustees serve as members of, as applicable, each investment company’s Board of Trustees or Board of Directors.  The Board employs substantially the same leadership structure with respect to each of these investment companies.

One of the Independent Trustees, currently Roger B. Vincent, serves as the Chairman of the Board of the Trust.  The responsibilities of the Board Chairman include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Trustees, officers of the Trust, management personnel and legal counsel to the Independent Trustees; and such other duties as the Board periodically may determine.  Mr. Vincent holds no position with any firm that is a sponsor of the Trust.

The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section.  Each Committee operates pursuant to a written Charter approved by the Board.  The Board currently conducts regular meetings eight (8) times a year.  Six of these regular meetings consist of sessions held over a two-day period and two of these meetings consist of a one-day session.  In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to their next regular meetings.

The Board believes that its leadership structure is an effective means of empowering the Trustees to perform their fiduciary and other duties.  For example, the Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.

Board Committees

Audit Committee.  The Board has established an Audit Committee whose functions include, among other things, meeting with the independent registered public accounting firm of the Trust to review the scope of the Trust’s audit, the Trust’s financial statements and accounting controls, and meeting with management concerning these matters, internal audit activities and other matters.  The Audit Committee currently consists of four (4) Independent Trustees.  The following Trustees currently serve as members of the Audit Committee: Ms. Baldwin, and Messrs. Boyer, Drotch and Earley.  Mr. Earley currently serves as Chairperson of the Audit Committee.  Ms. Baldwin and Messrs. Drotch and Earley have each been designated as an Audit Committee Financial Experts under the Sarbanes-Oxley Act.  The Audit Committee, which currently meets regularly four (4) times per year, held five (5) meetings during the fiscal year ended February 29, 2012.

Compliance Committee.  The Board has established a Compliance Committee for the purpose of, among other things: (i) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Trust;  (ii) facilitating information flow among Board members and the CCO between Board meetings; (iii) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (iv) coordinating CCO oversight activities with other ING Funds boards; (v) making recommendations regarding the role, performance, and oversight of the CCO; (vi) overseeing the implementation of the Trust’s valuation procedures and the fair value determinations made with respect to securities held by the Trust for which market value quotations are not readily available; (vii) overseeing management’s administration of proxy voting; and (8) overseeing the effectiveness of brokerage usage by the Trust’s Adviser or Sub-Adviser, as applicable, and compliance with regulations regarding the allocation of brokerage for services.  The Compliance Committee currently consists of four (4) Independent Trustees: Messrs. Kenny, and Vincent, and Mses. Chadwick and Pressler.  Mr. Kenny currently serves as Chairperson of the Compliance Committee.  The Compliance Committee, which currently meets regularly four (4) times per year, held five (5) meetings during the fiscal year ended February 29, 2012.

Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Trust.  The responsibilities of the Contracts Committee, among other things, include:  (i) identifying the scope and format of information to be provided by service providers in connection with applicable contract approvals or renewals; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (iii) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (iv) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (v) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; (vi) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of meetings by the Trustees; and (vii) otherwise providing assistance in connection with Board decisions to renew, reject or modify agreements or plans.  The Contracts Committee currently consists of five (5) Independent Trustees: Mses. Chadwick and Pressler, and Messrs. Boyer, Drotch, and Vincent.  Ms. Pressler currently serves as Chairperson of the Contracts Committee.  The Contracts Committee, which currently meets regularly seven (7) times per year, held seven (7) meetings during the fiscal year ended February 29, 2012.

Executive Committee. The Board has established an Executive Committee whose function is to act on behalf of the full Board between meetings when necessary.  The Executive Committee currently consists of three (3) Independent Trustees and two (2) Trustees who are  “interested persons,” as defined in the 1940 Act.  The following Trustees currently serve as members of the Executive Committee: Ms. Pressler and Messrs. Boyer, Crispin, Mathews, and Vincent.  Mr. Vincent, Chairman of the Board, currently serves as Chairperson of the Executive Committee.  The Executive Committee, which meets on an “as needed” basis, held one 1 meeting during the fiscal year ended February 29, 2012.

Investment Review Committees. The Board has established two Investment Review Committees to, among other things, monitor the investment performance of the Trust and make recommendations to the Board with respect to investment management activities performed by the Adviser and Sub-Adviser on behalf of the Trust, and to review and make recommendations regarding proposals by management to retain a new or additional sub-adviser for the Trust.  The Investment Review Committee for the Domestic Equity Funds (the “DE IRC”) and the Investment Review Committee for the International/Balanced/Fixed-Income Funds (the “IBF IRC”) jointly monitor the Trust.  Each committee is described below:

The DE IRC currently consists of four (4) Independent Trustees and one (1) Trustee who is an “interested person,” as defined in the 1940 Act.  The following Trustees serve as members of the DE IRC:  Ms. Chadwick, and Messrs. Earley, Kenny, and Vincent.  Ms. Chadwick currently serves as Chairperson of the DE IRC.  The DE IRC, which currently meets regularly six (6) times per year, held seven (7) meetings during the fiscal year ended February 29, 2012.

The IBF IRC currently consists of four (4) Independent Trustees and one (1) Trustee who is an “interested person,” as defined in the 1940 Act.  The following Trustees serve as members of the IBF IRC:  Mses. Baldwin and Pressler, and Messrs. Boyer, Crispin, Drotch, and Mathews.  Mr. Boyer currently serves as Chairperson of the IBF IRC.  The IBF IRC, which currently meets regularly six (6) times per year, held six (6) meetings during the fiscal year ended February 29, 2012.

Nominating and Governance Committee.  The Board has established a Nominating and Governance Committee for the purpose of, among other things:  (i) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (ii) reviewing workload and capabilities of Independent Trustees and recommending changes to the size or composition of the Board, as necessary; (iii) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (iv) considering and, if appropriate, recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (v) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (vi) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Trustees; (vii) overseeing the Board’s annual self evaluation process; (viii) developing (with assistance from management) an annual meeting calendar for the Board and its committees; and (ix) overseeing actions to facilitate attendance by Independent Trustees at relevant educational seminars and similar programs.

In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.  The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies initially as potential candidates.  A shareholder nominee for Trustee should be submitted in writing to the Trust’s Secretary.  Any such shareholder nomination should include, at least, the following information as to each individual proposed for nominations as Trustee: such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee.  To be timely in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Trust’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Trust with the SEC.

The Nominating and Governance Committee consists of four (4) Independent Trustees:  Mses. Baldwin and Chadwick, and Messrs. Kenny and Vincent.  Ms. Baldwin currently serves as Chairperson of the Nominating and Governance Committee.  The Nominating and Governance Committee, which currently meets regularly four (4) times per year, held two (2) meetings during the fiscal year ended February 29, 2012.

The Board’s Risk Oversight Role

The day-to-day management of various risks relating to the administration and operation of the Trust is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities.  The Board oversees this risk management function consistent with and as part of its oversight duties.  The Board performs this risk management oversight function directly and, with respect to various matters, through its committees.  The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for the Trust.  In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact the Trust or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.

The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront the Trust.  In general, these risks include, among others, investment risks, credit risks, liquidity risks, valuation risks, operational risks, reputational risks, regulatory risks, risks related to potential legislative changes and the risk of conflicts of interest affecting ING affiliates in managing the Trust.  The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting the Trust.  In addition, many service providers to the Trust have adopted their own policies, procedures and controls designed to address particular risks to the Trust.  The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to and developments relating to the effectiveness of these policies and procedures.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the Trust, including the CCOs for the Trust and its Adviser and the Trust’s Chief Investment Risk Officer (“CIRO”), and from other service providers.  For example, management personnel and the other persons make regular reports and presentations to:  (1) the Compliance Committee regarding compliance with regulatory requirements; (2) the Investment Review Committees regarding investment activities and strategies that may pose particular risks; (3) the Audit Committee with respect to financial reporting controls and internal audit activities; (4) the Nominating and Governance Committee regarding corporate governance and best practice developments; and (5) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to the Trust.  The CIRO oversees an Investment Risk Department (“IRD”) that provides an independent source of analysis and research for Board members in connection with their oversight of the investment process and performance of portfolio managers.  Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by the Trust’s portfolio managers.  Although the IRD works closely with management of the Trust in performing its duties, the CIRO is directly accountable to and maintains an ongoing dialogue with the Independent Trustees.

Qualifications of the Trustees

The Board believes that each of the Trustees is qualified to serve as a Trustee of the Trust based on its review of the experience, qualifications, attributes and skills of each Trustee.  The Board bases this conclusion on its consideration of various criteria, no one of which is controlling.  Among others, the Board has considered the following factors with respect to each Trustee: strong character and high integrity; an ability to review, evaluate, analyze and discuss information provided; the ability to exercise effective business judgment in protecting shareholder interests while taking into account different points of views; a background in financial, investment, accounting, business, regulatory or other skills that would be relevant to the performance of a Trustee’s duties; the ability and willingness to commit the time necessary to perform his or her duties; and the ability to work in a collegial manner with other Board members.  Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her: experience in the investment management business; related consulting experience; other professional experience; experience serving on the boards of directors of other public companies; educational background and professional training; prior experience serving on the Board of Trustees of the Trust, as well as the boards of other investment companies in the ING Funds Complex and/or of other investment companies; and experience as attendees or participants in conferences and seminars that are focused on investment company matters and/or duties that are specific to board members of registered investment companies.

Information indicating certain of the specific experience and qualifications of each Trustee relevant to the Board’s belief that the Trustee should serve in this capacity is provided in the table above in the section entitled “Information Regarding Individual Board Members of the Trust.”  That table includes, for each Trustee, positions held with the Trust, the length of such service, principal occupations during the past five years, the number of series within the ING Funds Complex for which the Trustee serves as a Board member and certain directorships held during the past five years.  Set forth below are certain additional specific experiences, qualifications, attributes or skills that the Board believes support a conclusion that each Trustee should serve as a Board member in light of the Trust’s business and structure.

Colleen D. Baldwin has been a Trustee of the Trust and a board member of other investment companies in the ING Fund Complex since 2007.  She also has served as the Chairperson of the Board’s Nominating and Governance Committee since 2009.  Ms. Baldwin has been President of Glantuam Partners, LLC, a business consulting firm, since 2009.  Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager, Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm, Senior Vice President at Bankers Trust Company (1994-1995), and Senior Managing Director at J.P. Morgan & Company (1987-1994).  In addition to her undergraduate degree, Ms. Baldwin has an MBA degree from Pace University.  These positions and experiences have provided Ms. Baldwin with a strong background in asset management matters and in the oversight of related service activities.

John V. Boyer has been a Trustee of the Trust and a board member of other investment companies in the ING Fund Complex since 2005.  He also has served as Chairperson of the Trust’s IBF IRC since 2006 and, prior to that, as Chairperson of the Trust’s Compliance Committee.  Since 2008, Mr. Boyer has been President of the Bechtler Arts Foundation for which, among his other duties, Mr. Boyer oversees all fiduciary aspects of the Foundation and assists in the oversight of the Foundation’s endowment portfolio.  Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment portfolios.  He also served as a board member of certain predecessor mutual funds of the ING Fund Complex (1997-2005).  In addition to his undergraduate degree, Mr. Boyer has an MFA degree from Princeton University.  These positions and experiences have provided Mr. Boyer with a strong background in business management, asset management oversight and related service activities.

Patricia W. Chadwick has been a Trustee of the Trust and a board member of other investment companies in the ING Fund Complex since 2006.  She also has served as Chairperson of the Trust’s DE IRC since 2007.   Since 2000, Ms. Chadwick has been the Founder and President of Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy.  She also is a director of The Royce Fund (since 2009), Wisconsin Energy Corp. (since 2006) and AMICA Mutual Insurance Company (since 1992).  Previously, she served in senior roles at several major financial services firms where her duties included the management of corporate pension funds, endowments and foundations, as well as management responsibilities for an asset management business.  These positions and experiences have provided Ms. Chadwick with a strong background in asset management matters and in the oversight of related service providers.

Robert W. Crispin has been a Trustee of the Trust and a board member of other investment companies in the ING Fund Complex since 2007.  He formerly served as Chairman and Chief Executive Officer of ING Investment Management Co. LLC (2001-2007), an investment sub-adviser to many of the funds in the ING Fund Complex, and in other senior positions in financial service firms.  These positions and experiences have provided Mr. Crispin with a strong background in investment management and distribution activities and related administrative oversight activities, as well as with extensive knowledge of many of the Trust’s key service providers.

Peter S. Drotch has been a Trustee of the Trust and a board member of other investment companies in the ING Fund Complex since 2007.  Prior to his retirement in 2000, he was a partner at the accounting firm of PricewaterhouseCoopers LLP, where he was the leader of the firm’s asset management practice group and acquired extensive experience with respect to audits and other financial matters relating to registered investment companies.  Since his retirement, he also has served on the boards of registered investment companies in other fund complexes (the State Street Research Funds and BlackRock Funds) from 2005 to 2007 and as a consultant with respect to investment company regulatory compliance matters.  In addition to his undergraduate degree, Mr. Drotch is a Certified Public Accountant.  These positions and experiences have provided Mr. Drotch with a strong background in financial reporting, compliance and internal control matters relating to registered investment companies.

J. Michael Earley has been a Trustee of the Trust and a board member of other investment companies in the ING Fund Complex since 2002.  He also has served as Chairperson of the Trust’s Audit Committee since 2003.  Mr. Earley retired in 2008 as President and Chief Executive Officer of Bankers Trust Company, N.A. (Des Moines, Iowa), where he had worked since 1992.  He also has served on the boards of directors of that company (1992-2009) and of Midamerica Financial Corporation (2002-2009), and as a board member of certain predecessor mutual funds of the ING Fund Complex (1997-2002).  In addition to his undergraduate degree, Mr. Earley has a JD degree from the University of Iowa.  These positions and experiences have provided Mr. Earley with a strong background in management matters relating to financial institutions and with respect to financial reporting and internal controls matters.

Patrick W. Kenny has been a Trustee of the Trust and a board member of other investment companies in the ING Fund Complex since 2005.  He also has served as the Chairperson of the Trust’s Compliance Committee since 2006.  He previously served as President and Chief Executive Officer (2001-2009) of the International Insurance Society (insurance trade association), Executive Vice President (1998-2001) of Frontier Insurance Group (property and casualty insurance company), Senior Vice President (1995-1998) of SS&C Technologies (software and technology company), Chief Financial Officer (1988-1994) of Aetna Life & Casualty Company (multi-line insurance company), and as Partner (until 1988) of KPMG (accounting firm).  Mr. Kenny currently serves (since 2004) on the board of directors of Assured Guaranty Ltd. (provider of financial guaranty insurance) and previously served on the boards of Odyssey Re Holdings Corporation (multi-line reinsurance company) (2006-2009) and of certain predecessor mutual funds of the ING Fund Complex (2002-2005).  In addition to his undergraduate degree, Mr. Kenny has an MS degree from the University of Missouri and is a Certified Public Accountant.  These positions and experiences have provided Mr. Kenny with a strong background in financial, accounting, insurance and management matters.

Shaun P. Mathews has been a Trustee of the Trust and a board member of other investment companies in the ING Fund Complex since 2007.  He also is President and Chief Executive Officer of ING Investments, LLC (2006 to present).  Mr. Mathews previously served as President of ING Mutual Funds and Investment Products (2004-2006) and several other senior management positions in various aspects of the financial services business.  These positions and experiences have provided Mr. Mathews with extensive investment management, distribution and oversight experience, as well as with extensive direct knowledge of many of the Trust’s key service providers.

Sheryl K. Pressler has been a Trustee of the Trust and a board member of other investment companies in the ING Fund Complex since 2006.  She also has served as Chairperson of the Trust’s Contracts Committee since 2007.  Ms. Pressler has served as a consultant on financial matters since 2001.  Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer).  In addition to her undergraduate degree, Ms. Pressler has an MBA degree from Washington University.  These positions and experiences have provided Ms. Pressler with extensive experience in asset management and retirement service matters, as well as management oversight of such operations.

Roger B. Vincent has been a Trustee of the Trust and a board member of other investment companies in the ING Fund Complex since 2002.  He also has served as Chairman of the Board of Trustees since 2007 and he previously served as Chairperson of the Contracts Committee and the DE IRC.  Mr. Vincent is a Director of UGI Corporation and UGI Utilities, Inc. (since 2006) and recently retired as President of Springwell Corporation (a corporate finance firm). He previously worked for 20 years at Bankers Trust Company.  He also previously served as a Director of AmeriGas Partners, L.P. (1998-2006), Tatham Offshore, Inc. (1996-2000) and Petrolane, Inc. (1993-1995), and as a board member of certain predecessor funds of the ING Fund Complex (1994-2002).  Mr. Vincent is a frequent speaker or panelist at mutual fund industry conferences and seminars.  In addition to his undergraduate degree, Mr. Vincent has an MBA degree from Harvard University. These positions and experiences have provided Mr. Vincent with extensive experience in financial management and oversight matters.

Trustee Ownership of Securities

In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own, beneficially, shares of one or more funds in the ING Fund Complex at all times (“Ownership Policy”).  For this purpose, beneficial ownership of ING Fund shares includes, in addition to direct ownership of ING Fund shares, ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in an ING Fund within the ING Fund Complex, as well as deferred compensation payments under the Board’s deferred compensation arrangements pursuant to which the future value of such payments is based on the notional value of designated ING Funds within the ING Fund Complex.

Under this Ownership Policy, the initial value of investments in the ING Fund Complex that are beneficially owned by a Trustee must equal at least $100,000.  Existing Trustees were provided with a reasonable amount of time, not to exceed three years, from the date upon which the minimum ownership requirement was set at $100,000 (in July 2007) in order to satisfy the foregoing requirements.  The Ownership Policy provides that a new Trustee shall satisfy the foregoing requirements within a reasonable amount of time, not to exceed three years, after becoming a Trustee.  A decline in the value of any ING Fund investments will not cause a Trustee to have to make any additional investments under this Ownership Policy.  Currently, all Independent Trustees are in compliance with this Ownership Policy.

Investment in mutual funds of the ING Funds Complex by the Trustees pursuant to this Ownership Policy are subject to:  (1) policies, applied by the mutual funds of the ING Funds Complex to other similar investors, that are designed to prevent inappropriate market timing trading practices; and (2) to any provisions of the ING Funds’ Code of Ethics that otherwise apply to the Trustees.

Set forth below is the dollar range of equity securities owned by each Trustee as of the calendar year ended December 31, 2011:

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Colleen D. Baldwin	None	$50,001-$100,000(1)
John V. Boyer	None	$10,001-$50,000(1) Over $100,000
Patricia W. Chadwick	None	Over $100,000
Peter S. Drotch	None	Over $100,000
J. Michael Earley	None	Over $100,000
Patrick W. Kenny	None	Over $100,000 Over $100,000(1)
Sheryl K. Pressler	None	Over $100,000(1)
Roger B. Vincent	None	Over $100,000 Over $100,000(1)
Trustees who are Interested Persons
Robert W. Crispin	None	None
Shaun P. Mathews	None	Over $100,000 Over $100,000(1)

(1)           Funds held in a 401k/Deferred Compensation Account.

Independent Trustee Ownership of Securities

Set forth in the table below is information regarding each Independent Trustee’s (and his or her immediate family members’) share ownership in securities of the Trust’s investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Trust (not including registered investment companies) as of December 31, 2011.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class
Colleen D. Baldwin	N/A	N/A	N/A	$0	N/A
John V. Boyer	N/A	N/A	N/A	$0	N/A
Patricia W. Chadwick	N/A	N/A	N/A	$0	N/A
Peter S. Drotch	N/A	N/A	N/A	$0	N/A
J. Michael Earley	N/A	N/A	N/A	$0	N/A
Patrick W. Kenny	N/A	N/A	N/A	$0	N/A
Sheryl K. Pressler	N/A	N/A	N/A	$0	N/A
Roger B. Vincent	N/A	N/A	N/A	$0	N/A

Compensation of Trustees

Each Trustee is reimbursed for reasonable expenses incurred in connection with each meeting of the Board or any of its Committee meetings attended.  Each Independent Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board.  The current fee schedule consists of an annual retainer, compensation for Board and Committee Chairpersons, and additional compensation for attendance at regularly scheduled meetings.  The Board may from time to time designate other meetings as subject to compensation.

Effective January 1, 2012, the Trust pays each Trustee who is not an interested person of the Trust a pro rata share, as described below, of:  (i) an annual retainer of $200,000; (ii) Mr. Vincent, as Chairman of the Board, receives an additional annual retainer of $80,000; (iii) Mses. Baldwin, Chadwick, and Pressler and Messrs. Earley, Boyer and Kenny, as Chairpersons of Committees of the Board, each receive an additional annual retainer of $25,000, $30,000, $65,000, $25,000, $30,000, and $25,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses.  The Board at its discretion may from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for in-person meetings and $2,500 for special telephonic meetings.

Prior to January 1, 2012, the Trust paid each Trustee who is not an interested person of the Trust a pro rata share, as described below, of: (i) an annual retainer of $200,000; (ii) Mr. Vincent, as Chairperson of the Board, receives an additional annual retainer of $80,000; (iii) Mses. Baldwin, Chadwick and Pressler and Messrs. Earley, Boyer and Kenny as Chairpersons of Committees of the Board, each receives an additional annual retainer of $25,000, $30,000, $65,000, $25,000, $30,000 and $25,000, respectively; (iv) $8,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses.

In addition, prior to January 1, 2012, the Board at its discretion may from time to time designate other special meetings as subject to an attendance fee compensation in the amount of $4,000.  The pro rata share paid by the Trust is based on the Trust’s average net assets as a percentage of the average net assets of all the funds managed by the Adviser or its affiliate, Directed Services LLC, for which the Trustees serve in common as Trustees.

Future Compensation Payment

Each non-interested Trustee who was a Trustee on or before May 9, 2007, and who will have served as a non-interested Trustee for five or more years for one or more ING Funds is entitled to a future payment (“Future Payment”), if such Director: (a) retires in accordance with the Board’s retirement policy; (b) dies; or (c) becomes disabled.  The Future Payment shall be made promptly to, as applicable, the Trustee or the Trustee’s estate, in an amount equal to two times the annual compensation payable to such Trustee, as in effect at the time of his or her retirement, death or disability if the Trustee had served as Trustee for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Trustee (as compared to five years) as of May 9, 2007.  The annual compensation determination shall be based upon the annual Board membership retainer fee in effect at the time of that Trustee’s retirement, death or disability (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007. This amount shall be paid by the ING Fund or ING Funds on whose Board the Trustee was serving at the time of his or her retirement, death, or disability. Each applicable Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments.

The following table sets forth information provided by the Trust’s Adviser regarding compensation of the Trustees by the Trust and other funds managed by the Adviser and its affiliates for the fiscal year ended February 29, 2012.  Trustees and Officers of the Trust who are also directors, officers or employees of ING and its affiliates do not receive any compensation from the Trust or any other funds managed by the Adviser or its affiliates.

Compensation Table

Name of Trustee	Aggregate Compensation from the Trust	Total Compensation from the Trust and Fund Complex Paid to Trustees(1)(2)
Colleen D. Baldwin	$3,405	$293,000
John V. Boyer(3)	$3,463	$298,000

Name of Trustee	Aggregate Compensation from the Trust	Total Compensation from the Trust and Fund Complex Paid to Trustees(1)(2)
Patricia W. Chadwick	$3,463	$298,000
Robert W. Crispin(4)	N/A	N/A
Peter S. Drotch	$3,114	$268,000
J. Michael Earley	$3,405	$293,000
Patrick W. Kenny(3)	$3,405	$293,000
Shaun P. Mathews(4)	N/A	N/A
Sheryl K. Pressler	$3,870	$333,000
Roger B. Vincent	$4,044	$348,000

(1)   Trustee compensation includes compensation paid by funds that are not discussed in the Prospectuses or SAI.

(2)   Represents compensation from 140 funds (total in complex as of February 29, 2012).

(3)          For the fiscal year ended February 29, 2012, Mr. Boyer and Mr. Kenny deferred $20,000 and $73,250, respectively, of their compensation from the Fund Complex.

(4)          Mr. Crispin and Mr. Mathews are “Interested Persons,” as defined by the 1940 Act, because of their affiliation with ING Groep N.V., the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Investments Distributor, LLC.  Officers and Trustees who are interested persons do not receive any compensation from the Trust.

CODE OF ETHICS

The Distributor, the Adviser, the Sub-Adviser, and the Trust have each adopted a code of ethics (“Code of Ethics” or written supervisory procedures) governing personal trading activities of all Trustees, Officers of the Trust, and the Distributor and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Trust or obtain information pertaining to such purchase or sale.  The Code of Ethics is intended to prohibit fraud against the Trust that may arise from personal trading of securities that may be purchased or held by the Trust or of Trust shares.  The Code of Ethics also prohibits short-term trading of the Trust by persons subject to the Code of Ethics.  Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Trust’s Compliance Department and to report all transactions on a regular basis.  The Sub-Adviser has adopted its own Code of Ethics to govern the personal trading activities of its personnel.

The Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC  20549.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  The Code of Ethics is available on the SEC’s website (www.sec.gov) and copies may also be obtained at prescribed rates by electronic request at publicinfo@sec.gov, or by writing the SEC’s Public Reference Section at the address listed above.

PROXY VOTING PROCEDURES

The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Trust’s portfolio securities.  The Trust’s procedures delegate to ING Investments the authority to vote proxies relating to portfolio securities and provide a method for responding to potential conflicts of interest.  In delegating voting authority to ING Investments, the Board has also approved ING Investments’ proxy voting procedures, which require ING Investments to vote proxies in accordance with the Trust’s proxy voting procedures and guidelines.  An independent proxy voting service has been retained to assist in the voting of Trust proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the Compliance Committee oversees the implementation of the Trust’s proxy voting procedures. A copy of the proxy voting procedures and guidelines of the Trust, including the proxy voting procedures of ING Investments, is attached hereto as Appendix A.  No later than August 31st of each year, information regarding how the Trust voted proxies relating to portfolio securities for the one-year period ending June 30th is available through ING’s website (www.INGInvestment.com) or by accessing the SEC’s EDGAR database (www.sec.gov).

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company.  A control person may be able to take action regarding the Trust without the consent or approval of other shareholders. As of June 15, 2012 no person owned beneficially, or of record, more than 25% of the Trust.

As of June 15, 2012, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the Trust’s Common Shares.

As of June 15, 2012, no person to the knowledge of the Trust, owned beneficially or of record more than 5% of the outstanding Common Shares of the Trust except as set forth below:

Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Trust
CEDE & CO. PO Box 20 Bowling Green Station New York, NY 10274-0020	Beneficial Owner	79.56%	79.56%
ING Prime Rate Trust Treasury Account Attn: ING Control Department 4400 Computer Drive Westborough, MA 01581-1755	Beneficial Owner	16.01%	16.01%

INVESTMENT MANAGEMENT AND OTHER SERVICE PROVIDERS

ADVISER

The investment adviser for the Trust is ING Investments, which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles.  ING Investments, subject to the authority of the Board, has the overall responsibility for the management of the Trust’s portfolio subject to delegation of certain responsibilities to ING IM. ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”) (NYSE: ING). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services to over 85 million private, corporate, and institutional clients in more than 40 countries.  ING Investments became an investment management firm in April 1995.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, in a series of announcements beginning November 2010, ING Groep announced that it plans to pursue transactions to restructure certain businesses, including an initial public offering for its U.S. based insurance, retirement services, and investment management operations; and other transactions, which include an initial public offering or other type of transaction for its European based insurance and investment management operations and Asian based insurance and investment operations. There can be no assurance that all or part of the restructuring plan will be carried out.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned initial public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Trust, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers.  A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan.  The restructuring plan may result in the Adviser’s loss of access to services and resources of ING Groep, which could adversely affect their businesses and profitability.  In addition, the divestment of ING businesses, including the Adviser, may potentially be deemed a “change of control” of the entity.  A change of control would result in the termination of the Trust’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Trust’s Board, and may trigger the need for shareholder approval.  Currently, the Adviser does not anticipate that the restructuring will have a material adverse impact on the Trust or its operations and administration.

On February 26, 2001, the name of the Adviser changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC.  On March 1, 2002, the name of the Adviser was changed from ING Pilgrim Investments, LLC to ING Investments, LLC.

ING Investments serves pursuant to an investment management agreement (“Investment Advisory Agreement”) between ING Investments and the Trust.  The Investment Advisory Agreement requires ING Investments to oversee the provisions of all investment advisory and portfolio management services of the Trust.  Pursuant to a sub-advisory agreement (“Sub-Advisory Agreement”) ING Investments has delegated certain management responsibilities to the Sub-Adviser of the Trust.  ING Investments oversees the investment management of the Sub-Adviser.

The Investment Advisory Agreement requires ING Investments to provide, subject to the supervision of the Board, investment advice and investment services to the Trust and to furnish advice and recommendations with respect to investment of the Trust’s assets and the purchase or sale of its portfolio securities.  ING Investments also provides investment research and analysis.  The Investment Advisory Agreement provides that ING Investments is not subject to liability to the Trust for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Investment Advisory Agreement.

On August 1, 2003, ING underwent an internal reorganization plan that, among other things, integrated certain of its portfolio management professionals across the United States under a common management structure known as ING Investment Management Americas, which includes ING IM.  One of the primary purposes of the integration plan was to promote consistently high levels of performance in terms of investment standards, research, policies and procedures in the portfolio management functions related to the Trust.  As a result of this integration plan, the operational and supervisory functions of the Trust’s Investment Advisory Agreement were separated from the portfolio management functions related to the Trust, with the former continuing to be provided by ING Investments and the latter provided by ING IM.  The portfolio management personnel currently employed by ING Investments became employees of ING IM, which assumed primary responsibility for all portfolio management issues, including the purchase, retention, or sale of portfolio securities.

After an initial term of two years, the Investment Advisory Agreement and Sub-Advisory Agreement continue in effect from year to year so long as such continuance is specifically approved at least annually by: (a) the Board; or (b) the vote of a “majority” (as defined in the 1940 Act) of the Trust’s outstanding shares voting as a single class; provided that in either event the continuance is also approved by at least a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of the Adviser or Sub-Adviser, as the case may be, by vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement is terminable without penalty with not less than sixty (60) days’ notice by the Board or by a vote of the holders of a majority of the Trust’s outstanding shares voting as a single class, or upon not less than sixty (60) day’s notice by the Investment Manager.  The Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships for the Trust, please refer to the Trust’s annual shareholder report dated February 29, 2012.

Advisory Fees

The Adviser receives an annual fee, payable monthly, in an amount equal to 0.80% of the Trust’s average daily gross asset value, minus the sum of the Trust’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Trust and the liquidation preference of any outstanding preferred shares) (“Managed Assets”).  This definition includes the assets acquired through the Trust’s use of leverage.

For the fiscal years ended February 29, 2012, February 28, 2011, and February 28, 2010, ING Investments was paid $9,527,214, $9,006,401, and $7,991,127, respectively, for services rendered to the Trust.

SUB-ADVISER

The Investment Advisory Agreement for the Trust provides that ING Investments, with the approval of the Trust’s Board, may select and employ an investment adviser to serve as a Sub-Adviser to the Trust, shall monitor the Sub-Adviser’s investment programs and results, and shall coordinate the investment activities of the Sub-Adviser to ensure compliance with regulatory restrictions.  ING Investments pays all of its expenses arising from the performance of its obligations under the Investment Advisory Agreement, including all fees payable to the Sub-Adviser, and executive salaries and expenses of the officers of the Trust who are employees of ING Investments.  The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreement.

ING IM serves as Sub-Adviser to the Trust pursuant to the Sub-Advisory Agreement between ING Investments and ING IM.  The Sub-Advisory Agreement requires ING IM to provide, subject to the supervision of the Board and ING Investments, a continuous investment program for the Trust and to determine the composition of the assets of the Trust, including determination of the purchase, retention, or sale of the securities, cash and other investments for the Trust, in accordance with the Trust’s investment objective, policies and restrictions and applicable laws and regulations.  The Sub-Advisory Agreement also requires ING IM to use reasonable compliance techniques as the Sub-Adviser or the Board may reasonably adopt, including any written compliance procedures.

The Sub-Advisory Agreement may be terminated at any time by the Trust by a vote of the majority of the Board or by a vote of a majority of the outstanding securities.  The Sub-Advisory Agreement also may be terminated by: (i) ING Investments at any time, upon sixty (60) days’ written notice to the Trust and the Sub-Adviser; (ii) at any time, without payment of any penalty by the Trust, by the Trust’s Board or a majority of the outstanding voting securities of the Trust upon sixty (60) days’ written notice to ING Investments and the Sub-Adviser; or (iii) by the Sub-Adviser upon three (3) months’ written notice unless the Trust or ING Investments requests additional time to find a replacement for the Sub-Adviser, in which case, the Sub-Adviser shall allow the additional time, requested by the Trust or ING Investments, not to exceed three (3) additional months beyond the initial three (3) month notice period provided; however, that the Sub-Adviser may terminate the Sub-Advisory Agreement at any time without penalty, effective upon written notice to ING Investments and the Trust, in the event either the Sub-Adviser (acting in good faith) or ING Investments ceases to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event ING Investments becomes bankrupt or otherwise incapable of carrying out its obligations under the Sub-Advisory Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from ING Investments or the Trust as required by the terms of the Sub-Advisory Agreement.  Otherwise, the Sub-Advisory Agreement will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the Board, on behalf of the Trust, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees, on behalf of the Trust, who are not parties to the Sub-Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party.  The Sub-Advisory Agreement will terminate automatically in the event of an assignment (as defined in the 1940 Act).

In this capacity, ING IM, subject to the supervision and control of ING Investments and the Trustees of the Trust, will manage the Trust’s portfolio investments, consistently with its investment objective, and execute any of the Trust’s investment policies that it deems appropriate to utilize from time to time.

Sub-Advisory Fee

For its services, ING IM is entitled to receive a sub-advisory fee of 0.3600%, expressed as an annual rate based on the average daily Managed Assets of the Trust, and paid by ING Investments.

Total Sub-Advisory Fees Paid

For the fiscal years ended February 29, 2012, February 28, 2011, and February 28, 2010, ING Investments paid ING IM, in its capacity as Sub-Adviser, $4,287,738, $4,052,880, and $3,596,007, respectively, in sub-advisory fees.

PORTFOLIO MANAGERS

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each Portfolio Manager as of February 29, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles*		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Daniel A. Norman	3	$2,232,017,269	13	$7,476,565,072	1	$243,337,959
Jeffrey A. Bakalar	3	$2,232,017,269	13	$7,476,565,072	1	$243,337,959

*Ten of these accounts, with assets totaling $ 4,120,000,000 have management fees that are partially based upon performance.

Potential Material Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Trust.  These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds.  Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines.  Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Trust.  These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager.  For example, if an account were to sell a significant position in a security which could cause the market price of that security to decrease, while the Trust maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities.  This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Trust.

Compensation

Compensation consists of:  (i) a fixed base salary; (ii) a bonus which is based on ING IM’s performance, one-, three- and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, ING Groep and/or a notional investment in a pre-defined set of ING IM sub-advised funds.

Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of ING stock.  The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent.  As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators.  Investment performance is measured on both relative and absolute performance in all areas.

ING IM has a defined index (the Standard & Poor’s LSTA Leveraged Loan Index) set performance goals to appropriately reflect requirements for the investment team.  The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis.  These scorecards measure investment performance versus benchmark and peer groups over one-, three- and five-year periods; year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) and revenue growth for all accounts managed by the team.  The results for overall ING IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow and 5% revenue growth).

ING IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards.  All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan. Awards typically include a combination of performance shares which vest ratably over a three-year period, ING restricted stock and/or a notional investment in a predefined set of ING IM sub-advised funds, each subject to a three-year cliff-vesting schedule.

If a portfolio manager’s fixed base salary compensation exceeds a particular threshold, he or she may participate in ING’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stocks or at an annual fixed interest rate.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Ownership of Securities

The following table shows the dollar range of shares of the Trust owned by each portfolio manager as of February 29, 2012, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Trust Shares Owned
Daniel A. Norman	$100,001 - $500,000
Jeffrey A. Bakalar	$50,001 - $100,000

ADMINISTRATOR

ING Funds Services, LLC (“Administrator” or “ING Funds Services”), an affiliate of the Adviser, serves as Administrator for the Trust pursuant to an administration agreement (“Administration Agreement”).  In connection with its administration of the corporate affairs of the Trust, the Administrator bears the following expenses:  the salaries and expenses of all personnel of the Trust and the Administrator except for the fees and expenses of Trustees not affiliated with the Administrator or ING Investments; costs to prepare information; determination of daily NAV by the recordkeeping and accounting agent; expenses to maintain certain of the Trust’s books and records that are not maintained by ING Investments, the custodian, or transfer agent; costs incurred to assist in the preparation of financial information for the Trust’s income tax returns, proxy statements, quarterly, semi-annual, and annual shareholder reports; costs of providing shareholder services in connection with any tender offers or to shareholders proposing to transfer their shares to a third party; providing shareholder services in connection with the dividend reinvestment plan; and all expenses incurred by the Administrator or by the Trust in connection with administering the ordinary course of the Trust’s business other than those assumed by the Trust, as described below.

Except as indicated immediately above and under the section entitled “Adviser,” the Trust is responsible for the payment of its expenses including:  the fees payable to ING Investments; the fees payable to the Administrator; the fees and certain expenses of the Trust’s custodian and transfer agent, including the cost of providing records to the Administrator in connection with its obligation of maintaining required records of the Trust; the charges and expenses of the Trust’s legal counsel, legal counsel to the Trustees who are not “interested persons” as defined in the 1940 Act and independent accountants; commissions and any issue or transfer taxes chargeable to the Trust in connection with its transactions; all taxes and corporate fees payable by the Trust to governmental agencies; the fees of any trade association of which the Trust is a member; the costs of share certificates representing Common Shares of the Trust; organizational and offering expenses of the Trust and the fees and expenses involved in registering and maintaining registration of the Trust and its Common Shares with SEC, including the preparation and printing of the Trust’s registration statement and prospectuses for such purposes; allocable communications expenses with respect to investor services, and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders; the cost of insurance; and litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the Trust’s business.

For its services, the Administrator is entitled to receive from the Trust a fee at an annual rate of 0.25% of the Trust’s Managed Assets.

Administrative fees paid by the Trust for the fiscal years ended February 29, 2012, February 28, 2011, and February 28, 2010, were $2,977,255, $2,814,500, and $2,497,227, respectively, for services rendered to the Trust.

DISTRIBUTOR

Shares of the Trust are distributed by ING Investments Distributor.  Pursuant to an Amended and Restated Distribution Agreement (“Distribution Agreement”), the Distributor, an affiliate of ING Investments and ING Funds Services, is the principal underwriter and distributor for the shares of the Trust and acts as agent of the Trust in the continuous offering of its shares.  The Distributor bears all of its expenses of providing services pursuant to the Distribution Agreement.  The Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders and the Trust pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors.  The Trust also pays for supplementary sales literature and advertising costs.

The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Agreement.  The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by the Distributor upon sixty (60) days written notice. Termination by the Trust may be by vote of a majority of the Board, and a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Agreement, or a majority of the outstanding voting securities of the Trust, as defined under the 1940 Act.

The Common Shares will only be sold on such days as shall be agreed to by the Trust and ING Investments Distributor.  The Common Shares will be sold at market prices, which shall be determined with reference to trades on the NYSE, subject to a minimum price to be established each day by the Trust.  The minimum price on any day will not be less than the current NAV per Common Share.  The Trust and ING Investments Distributor will suspend the sale of Common Shares if the per share price of the Common Shares is less than the minimum price.

Settlements of sales of Common Shares will occur on the third business day following the date on which any such sales are made.  Unless otherwise indicated in a further prospectus supplement, ING Investments Distributor as underwriter will act as underwriter on a reasonable efforts basis.

In connection with the sale of the Common Shares on behalf of the Trust, ING Investments Distributor may be deemed to be an underwriter within the meaning of the 1940 Act.  As described below, ING Investments Distributor also serves as distributor for the Trust in connection with the sale of Common Shares of the Trust pursuant to privately negotiated transactions and pursuant to optional cash investments. In addition, ING Investments Distributor provides administrative services in connection with a separate at-the-market offering of Common Shares of the Trust.  The offering of Common Shares pursuant to the Distribution Agreement will terminate upon the earlier of: (i) the sale of all Common Shares subject thereto; or (ii) termination of the Distribution Agreement.

EXPENSES

The Trust’s assets may decrease or increase within the Trust’s fiscal year, and the Trust’s operating expense ratios may correspondingly increase or decrease.

In addition to the management fee and other fees described previously, the Trust pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of  Trustees who are not affiliated with the Adviser.

SHAREHOLDER REINVESTMENT PROGRAM

The Trust maintains a Shareholder Reinvestment Program (“Program”), which allows participating shareholders to reinvest all dividends and capital gain distributions (“Dividends”) in additional Common

Shares of the Trust.  The Program also allows participants to purchase additional Common Shares through optional cash investments in amounts ranging from a minimum of $100 to a maximum of $100,000 per month.    Common Shares may be issued by the Trust under the Program only if the Trust’s Common Shares are trading at a premium to NAV.  If the Trust’s Common Shares are trading at a discount to NAV, Common Shares purchased under the Program will be purchased on the open market.

If the market price (the volume-weighted average sales price, per share, as reported on the New York Stock Exchange Composite Transaction Tape as shown daily on Bloomberg’s AQR screen) plus estimated commissions for Common Shares of the Trust is less than the NAV on the Valuation Date (defined below), BNY Mellon Investment Servicing (U.S.) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) (“Transfer Agent”) will purchase Common Shares on the open market through a bank or securities broker as provided herein.  Open market purchases may be effected on any securities exchange on which Common Shares of the Trust trade or in the over-the-counter market.  If the Market Price, plus estimated commissions, exceeds the NAV before the Transfer Agent has completed its purchases, the Transfer Agent will use reasonable efforts to cease purchasing Common Shares, and the Trust shall issue the remaining Common Shares.  If the Market Price, plus estimated commissions, is equal to or exceeds the NAV on the Valuation Date, the Trust will issue the Common Shares to be acquired by the Program.  The Valuation Date is a date preceding the DRIP Investment Date and OCI Investment Date, on which it is determined, based on the Market Price and NAV of Common Shares of the Trust, whether the Transfer Agent will purchase Common Shares on the open market or the Trust will issue the Common Shares for the Program.  The Trust may, without prior notice to participants, determine that it will not issue new Common Shares for purchase pursuant to the Program, even when the Market Price plus estimated commissions equals or exceeds NAV, in which case the Transfer Agent will purchase Common Shares on the open market.

Common Shares issued by the Trust under the Program will be issued without incurring a fee.  Common Shares purchased for the Program directly from the Trust in connection with the reinvestment of Dividends will be acquired on the DRIP Investment Date at the greater of: (i) NAV at the close of business on the Valuation Date; or (ii) the average of the daily Market Price of the shares during the DRIP Pricing Period, minus a discount of 5%.  The DRIP Pricing Period for a dividend reinvestment is the Valuation Date and the prior Trading Day.  A “Trading Day” means any day on which trades of the Common Shares of the Trust are reported on the NYSE.

Common Shares purchased directly from the Trust pursuant to optional cash investments will be acquired on an OCI Investment Date at the greater of: (i) NAV at the close of business on the Valuation Date; or (ii) the average of the daily Market Price of the shares during the OCI Pricing Period minus a discount, determined at the sole discretion of the Trust and announced in advance, ranging from 0% to 5%.  The OCI Pricing Period for an OCI Investment Date means the period beginning four Trading Days prior to the Valuation Date through and including the Valuation Date.  The discount for optional cash investments is set by the Trust and may be changed or eliminated by the Trust without prior notice to participants at any time.  The discount for optional cash investments is determined on the last business day of each month.  In all instances, however, the discount on Common Shares issued directly by the Trust shall not exceed 5% of the market price, and Common Shares may not be issued at a price less than NAV without prior specific approval of shareholders or of the Commission.  Optional cash investments received by the Transfer Agent no later than 4:00 p.m. Eastern time on the OCI payment Due Date to be invested on the relevant OCI Investment Date.

Subject to the availability of Common Shares registered for issuance under the Program, there is no total maximum number of Common Shares that can be issued pursuant to the Program.

See “Federal Taxation - Distributions” for a discussion of the federal income tax ramifications of obtaining Common Shares under the Program.

Privately Negotiated Transactions

The Common Shares may also be offered pursuant to privately negotiated transactions between the Trust and specific investors.  The terms of such privately negotiated transactions will be subject to the discretion of the management of the Trust.  In determining whether to sell Common Shares pursuant to a privately negotiated transaction, the Trust will consider relevant factors including, but not limited to, the attractiveness of obtaining additional funds through the sale of Common Shares, the purchase price to apply to any such sale of Common Shares and the person seeking to purchase the Common Shares.

Common Shares issued by the Trust in connection with privately negotiated transactions will be issued at the greater of: (i) NAV per Common Share of the Trust’s Common Shares; or (ii) at a discount ranging from 0% to 5% of the average of the daily market price of the Trust’s Common Shares at the close of business on the two business days preceding the date upon which Common Shares are sold pursuant to the privately negotiated transaction.  The discount to apply to such privately negotiated transactions will be determined by the Trust with regard to each specific transaction.  The Trust will not pay any commissions with regard to privately negotiated transactions, but an investor may be subject to a front end sales load of up to 3% paid to or retained by a third party broker-dealer through which such transaction may be effected.

PORTFOLIO TRANSACTIONS

The Trust will generally have at least 80% of its net assets (plus borrowings for investment purposes) invested in Senior Loans.  The remaining assets of the Trust will generally consist of loans to borrowers organized or located in countries outside the United States and outside U.S. territories and possessions or Canada, loans denominated in currencies other than the U.S. dollar, short-term debt instruments with remaining maturities of 120 days or less, longer-term debt securities, certain other instruments such as unsecured loans, subordinated loans up to a maximum of 5% of the Trust’s net assets, interest rate swaps, caps and floors, repurchase agreements, reverse repurchase agreements, and equity securities acquired in connection with investments in loans.  The Trust will acquire Senior Loans from and sell Senior Loans to commercial and investment banks, insurance companies, finance companies, and other investment companies and private investment funds. The Trust’s interest in a particular Senior Loan will terminate when the Trust receives full payment on the loan or sells a Senior Loan in the secondary market.  Costs associated with purchasing or selling investments in the secondary market include processing fees paid to agents.  These costs are allocated between the purchaser and seller as agreed between the parties.

The Adviser or Sub-Adviser for the Trust places orders for the purchase and sale of investment securities for the Trust, pursuant to authority granted in the relevant Investment Advisory Agreement or Sub-Advisory Agreement.  Subject to policies and procedures approved by the Trust’s Board, the Adviser, or Sub-Adviser has discretion to make decisions relating to placing these orders, including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic trading network (“ECN”) or alternative trading system (“ATS”).

In a situation where the Sub-Adviser resigns or the Adviser otherwise assumes day to day management of the Trust pursuant to its Investment Advisory Agreement with the Trust, the Adviser will perform the services described herein as being performed by the Sub-Adviser.

How Securities Transactions are Effected

Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services.  In transactions on securities exchanges in the United States, these commissions are negotiated, while on many foreign securities exchanges commissions are fixed.  Securities traded in the over-the-counter markets (such as fixed-income securities and some equity securities) are generally traded on a “net” basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.  Transactions in certain over-the-counter securities also may be effected on an agency basis when, in the Adviser’s or Sub-Adviser’s opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker.  In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.  The Adviser or Sub-Adviser may also place trades using an ECN or ATS.

How the Adviser or Sub-Adviser Selects Broker-Dealers

The Adviser or Sub-Adviser has a duty to seek to obtain best execution of the Trust’s orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances.  In selecting brokers and dealers to execute trades, the Adviser or Sub-Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker-dealers. This consideration often involves qualitative as well as quantitative judgments. Factors relevant to the nature of the trade may include, among others, price  (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution.  Factors relevant to the range and quality of brokerage services available from eligible brokers and dealers may include, among others, the firms’ execution, clearance, settlement, and other operational facilities; willingness and ability to commit capital or take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed, and anonymity; the nature and quality of other brokerage and research services provided to the Adviser or Sub-Adviser (consistent with the “safe harbor” described below); and the firms’ general reputation, financial condition and responsiveness to the Adviser or Sub-Adviser, as demonstrated in the particular transaction or other transactions.  Subject to its duty to seek best execution of the Trust’s orders, the Adviser or Sub-Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of the Trust. Under these programs, the participating broker-dealers will return to the Trust (in the form of a credit to the Trust) a portion of the brokerage commissions paid to the broker-dealers by the Trust.  These credits are used to pay certain expenses of the Trust. These commission recapture payments benefit the Trust, and not the Adviser or Sub-Adviser.

The Safe Harbor for Soft Dollar Practices

In selecting broker-dealers to execute a trade for the Trust, the Adviser or Sub-Adviser may consider the nature and quality of brokerage and research services provided to the Adviser or Sub-Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances.  As permitted by Section 28(e) of the Securities Exchange Act 1934, the Adviser or Sub-Adviser may cause the Trust to pay a broker-dealer a commission for effecting a securities transaction for the Trust that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Adviser or Sub-Adviser makes a good faith determination that the broker’s commission paid by the Trust is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s or Sub-Adviser’s overall responsibilities to the Trust and its other investment advisory clients. The practice of using a portion of the Trust’s commission dollars to pay for brokerage and research services provided to the Sub-Adviser is sometimes referred to as “soft dollars.”  Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser’s or Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Brokerage and Research Products and Services Under the Safe Harbor — Research products and services may include, but are not limited to, general economic, political, business and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earning estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics, and governmental representatives.

Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities.  On occasion, a broker-dealer may furnish the Adviser or Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities).  In this case, the Adviser or Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser or Sub-Adviser from its own funds, and not by portfolio commissions paid by the Trust.

Benefits to the Adviser or Sub-Adviser - Research products and services provided to the Adviser or Sub-Adviser by broker-dealers that effect securities transactions for the Trust may be used by the Adviser or Sub-Adviser in servicing all of its accounts.  Accordingly, not all of these services may be used by the Adviser or Sub-Adviser in connection with the Trust. Some of these products and services are also available to the Adviser or Sub-Adviser for cash, and some do not have an explicit cost or determinable value.  The research received does not reduce the advisory fees paid to the Adviser or sub-advisory fees payable to the Sub-Adviser for services provided to the Trust.  The Adviser’s or Sub-Adviser’s expenses would likely increase if the Adviser or Sub-Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself.

Broker-Dealers that are Affiliated with the Adviser or the Sub-Adviser

Portfolio transactions may be executed by brokers affiliated with the ING Groep, the Adviser, or the Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

Prohibition on Use of Brokerage Commissions for Sales or Promotional Activities

The placement of portfolio brokerage with broker-dealers who have sold shares of the Trust is subject to rules adopted by the SEC and the Financial Industry Regulatory Authority (“FINRA”).  Under these rules, the Sub-Adviser may not consider a broker’s promotional or sales efforts on behalf of the Trust when selecting a broker-dealer for Trust portfolio transactions, and neither the Trust nor the Sub-Adviser may enter into an agreement under which the Trust directs brokerage transactions (or revenue generated from such transactions) to a broker-dealer to pay for distribution of Trust shares. The Trust has adopted policies and procedures, approved by the Board, that are designed to attain compliance with these prohibitions.

Principal Trades and Research

Purchases of securities for the Trust also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Trust will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

More Information about trading in Fixed-Income Securities

Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Trust may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed-income securities, it is the policy of the Trust to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily pay the lowest spread or commission available.

Transition Management

Changes in the Sub-Adviser, investment personnel, reorganizations or a merger of the Trust may result in the sale of a significant portion or even all of the Trust’s portfolio securities.  This type of change generally will increase trading costs and the portfolio turnover for the Trust. The Trust, the Adviser, or the Sub-Adviser may engage a broker-dealer to provide transition management services in connection with a change in the Sub-Adviser, a reorganization, or other changes.

Allocation of Trades

Some securities considered for investment by the Trust may also be appropriate for other clients served by the Trust’s Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of the Trust and one or more of these other clients is considered at or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the Trust and such other clients in a manner deemed fair and equitable, over time, by the Sub-Adviser and consistent with the Sub-Adviser’s written policies and procedures. The Sub-Adviser may use different methods of allocating the results aggregated trades. The Sub-Adviser’s relevant policies and procedures and the results of aggregated trades in which the Trust participated are subject to periodic review by the Board.  To the extent the Trust seeks to acquire (or dispose of) the same security at the same time, the Trust may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the Trust is concerned.  However, over time, the Trust’s ability to participate in aggregate trades is expected to provide better execution for the Trust.

Cross-Transactions

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the condition of Rule 17a-7 under the 1940 Act and conditions of the policy.

Brokerage Commissions Paid

No brokerage commissions were paid by the Trust for the fiscal years ended February 29, 2012, February 28, 2011, and February 28, 2010.

No brokerage commissions were paid by the Trust during the fiscal years ended February 29, 2012, February 28, 2011, and February 28, 2010, to firms which provided research, statistical or other services to the Adviser.

PORTFOLIO TURNOVER RATE

A change in securities held in the portfolio of the Trust is known as “portfolio turnover” and may involve the payment by the Trust of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities.  Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less.  The Trust cannot accurately predict its turnover rate; however, the rate will be higher when the Trust finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events.  A high turnover rate would increase expenses and may involve realization of capital gains by the Trust. The Trust’s historical turnover rates are included in the Financial Highlights table in the Prospectuses.

The annual rate of the Trust’s total portfolio turnover for the fiscal years ended February 28, 2011 and February 28, 2010 was 60% and 38%, respectively.  The annual turnover rate of the Trust is generally expected to be between 50% and 100%, although as part of its investment policies, the Trust places no restrictions on portfolio turnover and the Trust may sell any portfolio security without regard to the period of time it has been held.  The annual turnover rate of the Trust also includes Senior Loans on which the Trust has received full or partial payment.  The Adviser believes that full and partial payments on loans generally comprise approximately 25% to 75% of the Trust’s total portfolio turnover each year.

NET ASSET VALUE

The NAV per Common Share of the Trust is determined each business day as of the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Trust is open for business every day the NYSE is open. As of the date of this SAI, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The NAV per Common Share is determined by dividing the value of the Trust’s loan assets plus all cash and other assets (including interest accrued but not collected) less all liabilities (including accrued expenses but excluding capital and surplus) by the number of Common Shares outstanding.  The NAV per Common Share is made available for publication.

FEDERAL TAXATION

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Trust and its shareholders.  No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders, and the following discussion is not intended as a substitute for careful tax planning.  Shareholders should consult with their own tax advisers regarding the specific federal, state, local, foreign, and other tax consequences of investing in the Trust.

Cost Basis Reporting

Effective January 1, 2012, the Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Trust shares acquired on or after January 1, 2012 (“covered shares”).  If you acquire and hold shares directly through the Trust and not through a financial intermediary, the Trust will use an average cost single category (“ACSC”) methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology.

The available methods for reporting your cost basis include those set out in the chart below:

ACSC	Shares are depleted on a first-in, first-out basis with the cost basis calculated by multiplying the shares redeemed by the average cost per share on all shares purchased on or after January 1, 2012.
FIFO (First In, First Out)	Oldest shares purchased are redeemed first.
LIFO (Last In, First Out)	Most recent shares purchased are redeemed first.
HIFO (Highest Cost In, First Out)	Shares with highest cost basis are redeemed first.
LOFO (Lowest Cost In First Out)	Shares with lowest cost basis are redeemed first.
HILT (Highest Cost Long Term In, First Out)	Will redeem the long-term highest cost available shares first.
HIST (Highest Cost Short Term In, First Out)	Will redeem the short-term highest cost available shares first.
LILT (Lowest Cost Long Term In, First Out)	Will redeem the long-term lowest cost available shares first.
LIST (Lowest Cost Short Term In, First Out)	Will redeem the short-term lowest cost available shares first.
Specific Lot Depletion	The shares sold are specifically identified by you at the time of redemption.

You may elect which method you want to use by notifying the Trust in writing. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then the Trust’s default cost basis calculation method, which is currently the ACSC method, will be applied to your account(s).  The default method will also be applied to all new accounts established unless otherwise requested by you.

If you acquire and hold shares through a financial intermediary, please contact your financial intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.

It is important for you to consult with your own tax advisor when selecting which cost basis tracking and relief methodology is in your best interest.

Qualification as a Regulated Investment Company

The Trust will elect each year to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (“Code”).  As a RIC, the Trust generally will not be subject to federal income tax on the portion of its investment company taxable income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses, and net short-term capital gains in excess of long-term capital losses) and net capital gain (i.e., the excess of net long-term capital gains over the sum of net short-term capital losses and capital loss carryovers from prior years) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income for the taxable year (“Distribution Requirement”), and satisfies certain other requirements of the Code that are described below.

In addition to satisfying the Distribution Requirement and an asset diversification requirement discussed below, a RIC must derive at least 90% of its gross income for each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

In addition to satisfying the requirements described above, the Trust must satisfy an asset diversification test in order to qualify as a RIC.  Under this test, at the close of each quarter of the Trust’s taxable year, at least 50% of the value of the Trust’s assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Trust has not invested more than 5% of the value of the Trust’s total assets in securities of any such issuer and as to which the Trust does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other RICs), in two or more issuers which the Trust controls and which are engaged in the same or similar trades or businesses, or of one or more qualified publicly-traded partnerships.

In general, gain or loss recognized by the Trust on the disposition of an asset will be a capital gain or loss.  However, gain recognized on the disposition of a debt obligation purchased by the Trust at a market discount (generally at a price less than its principal amount) other than at the original issue will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Trust held the debt obligation.

In general, investments by the Trust in zero-coupon or other original issue discount securities will result in income to the Trust equal to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the Trust holds the securities, even though the Trust receives no cash interest payments.  This income is included in determining the amount of income which the Trust must distribute to maintain its status as a RIC and to avoid federal income and excise taxes.

If for any taxable year the Trust does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Trust’s current and accumulated earnings and profits.  Such distributions generally would be eligible for the dividends-received deduction in the case of corporate shareholders.

If the Trust fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC.  Moreover, if the Trust failed to qualify as a RIC for a period greater than one taxable year, the Trust may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Trust had been liquidated) in order to qualify as a RIC in a subsequent year.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a RIC that fails to distribute in each calendar year an amount equal to the sum of: (1) 98% of its ordinary taxable income for the calendar year; (2) 98.2% of its capital gain net income (i.e., capital gains in excess of capital losses) for the one-year period ended on October 31 of such calendar year; and (3) any ordinary taxable income and capital gain net income for previous years that was not distributed or taxed to the RIC during those years.

The Trust intends to make sufficient distributions or deemed distributions (discussed below) of its ordinary taxable income and capital gain net income to avoid liability for the excise tax.

Hedging Transactions

The Trust has the ability, pursuant to its investment objective and policies, to hedge its investments in a variety of transactions, including interest rate swaps and the purchase or sale of interest rate caps and floors. The treatment of these transactions for federal income tax purposes may in some instances be unclear, and the RIC qualification requirements may limit the extent to which the Trust can engage in hedging transactions.

Under certain circumstances, the Trust may recognize gain from a constructive sale of an appreciated financial position. If the Trust enters into certain transactions in property while holding substantially identical property, the Trust would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Trust’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Trust’s holding period and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

Capital Loss Carryforwards

Capital loss carryforwards were the following as of February 29, 2012:

Fund	Amount	Expiration Dates
Prime Rate	$(22,421,058)	2013
	(560,828)	2014
	(41,585,301)	2017
	(125,812,939)	2018
	(24,760,715)	2019
	(21,741,424)	N/A
Total	$(236,882,265)

Distributions

The Trust anticipates distributing all or substantially all of its investment company taxable income for the taxable year.  Such distributions will be taxable to shareholders as ordinary income.  If a portion of the Trust’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Trust may be eligible for the corporate dividends received deduction.

The Trust may either retain or distribute to shareholders its net capital gain for each taxable year.  The Trust currently intends to distribute any such amounts.  If net capital gain is distributed and designated as a capital gain dividend, it will generally be taxable to shareholders at a maximum federal tax rate of 15%.  Distributions are subject to these capital gains rates regardless of the length of time the shareholder has held his shares.  Conversely, if the Trust elects to retain its net capital gain, the Trust will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate.  In such event, it is expected that the Trust also will elect to treat such gain as having been distributed to shareholders.  As a result, each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will be entitled to claim a tax credit for his pro rata share of tax paid by the Trust on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and on certain qualifying dividend income.  The rate reductions do not apply to corporate taxpayers.  The Trust will be able to separately report distributions of any qualifying long-term capital gains or qualifying dividends earned by the Trust that would be eligible for the lower maximum rate, although it does not expect to distribute a material amount of qualifying dividends.  A shareholder would also have to satisfy more than a 60-day holding period with respect to any distributions of qualifying dividend in order to obtain the benefit of the lower rate.  Distributions from funds, such as the Trust, investing in debt instruments will not generally qualify for the lower rate.  The 15% rate on long-term capital gains is currently scheduled to increase to 20% after 2012 and qualifying dividend income is currently scheduled to be taxed as ordinary income after 2012.

Distributions by the Trust in excess of the Trust’s earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any such return of capital distributions in excess of the shareholder’s tax basis will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Trust will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Trust.  If the NAV at the time a shareholder purchases shares of the Trust reflects undistributed income or gain, distributions of such amounts will be taxable to the shareholder in the manner described above, even though such distributions economically constitute a return of capital to the shareholder.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Trust in October, November, or December with a record date in such a month and paid by the Trust during January of the following calendar year.  Such distributions will be taxed to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

The Trust will be required in certain cases to withhold and remit to the U.S. Treasury at the current rate of 28%  (currently scheduled to increase to 31% after 2012) of all dividends and redemption proceeds payable to any shareholder if: (1) the shareholder fails to provide the Trust with a certified, correct identification number or other required certifications; (2) the IRS notifies the Trust that the taxpayer identification number furnished by the shareholder is incorrect; (3) the IRS notifies the Trust that the shareholder failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (4) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.  Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability if the appropriate information is provided to the IRS.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Trust and net gains from redemptions or other taxable dispositions of Trust shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. In the case of an estate or trust, the amount subject to the 3.8% Medicare tax will not exceed the undistributed net investment income of the trust or estate for such taxable year.

Sale of Common Shares

A shareholder will recognize gain or loss on the sale or exchange of shares of the Trust in an amount generally equal to the difference between the proceeds of the sale and the shareholder’s adjusted tax basis in the shares. In general, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets, and gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the shares. However, any capital loss arising from the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed (or deemed distributed) with respect to such shares. Also, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced (including shares acquired through the Shareholder Reinvestment Program) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the tax basis of the acquired shares will be adjusted to reflect the disallowed loss.

Repurchases of Shares

As noted above, the Trust may take action to repurchase its shares.  If a shareholder tenders all shares of the Trust that he or she owns or is considered to own, the shareholder will realize a taxable sale or exchange (see “Sale of Common Shares” above).  If a shareholder tenders less than all of the shares of the Trust that he or she owns or is considered to own, the repurchase may not qualify as an exchange, and the proceeds received may be treated as a dividend, return of capital or capital gain, depending on the Trust’s earnings and profits and the shareholder’s basis in the tendered shares.  If that occurs, there is a risk that non-tendering shareholders may be considered to have received a deemed distribution as a result of the Trust’s purchase of tendered shares, and all or a portion of that deemed distribution may be taxable as a dividend.

Foreign Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”) depends, in part, on whether the shareholder’s income from the Trust is effectively connected with a U.S. trade or business carried on by such shareholder.

If the income from the Trust is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of investment company taxable income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).  Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale or exchange of shares of the Trust, capital gain dividends, and amounts retained by the Trust that are designated as undistributed capital gains.  However, subject to certain limitations and the receipt of further guidance from the U.S. Treasury, dividends paid to certain foreign shareholders may be exempt from U.S. tax through February 2012 (or a later date if extended by the U.S. Congress) to the extent such dividends are attributable to qualified interest and/or net short-term capital gains, provided that the Trust elects to follow certain procedures.  The Trust may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding.  Congress is considering whether to extend the exemption from withholding for properly designated interest and short-term capital gains for one year.  However, there is no assurance that they will extend the exemption.

If the income from the Trust is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, capital gain dividends, amounts retained by the Trust that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Trust will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.  Such shareholders that are classified as corporations for U.S. tax purposes also may be subject to a branch profits tax.

In the case of foreign non-corporate shareholders, the Trust may be required to withhold U.S. federal income tax at a rate of 28% (currently scheduled to increase to 31% after 2012) on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Trust with proper notification of their foreign status.  (See “Distributions.”)

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Trust, including the applicability of foreign taxes.

Effective January 1, 2014, the Trust will be required to withhold U.S. taxes (at a 30% rate) on payments of dividends and redemption proceeds made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Trust to enable it to determine whether withholding is required.

Effect of Future Legislation; Other Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the U.S. Treasury Regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Income received by the Trust from foreign sources may be subject to withholding and other taxes imposed by such foreign jurisdictions, absent treaty relief.  Distributions to shareholders also may be subject to state, local, and foreign taxes, depending upon each shareholder’s particular situation.  Shareholders are urged to consult their tax advisers as to the particular consequences to them of an investment in the Trust.

ADVERTISING AND PERFORMANCE DATA

Advertising

From time to time, advertisements and other sales materials for the Trust may include information concerning the historical performance of the Trust.  Any such information may include trading volume of the Trust’s Common Shares, the number of Senior Loan investments, annual total return, aggregate total return, distribution rate, average compounded distribution rates and yields of the Trust for specified periods of time, and diversification statistics.  Such information may also include rankings, ratings and other information from independent organizations such as Lipper; Morningstar; Value Line, Inc.; CDA Technology, Inc.; S&P’s Portfolio Management Data (a division of S&P); Moody’s; Bloomberg; or other industry publications.  These rankings will typically compare the Trust to all closed-end funds, to other Senior Loan funds, and/or also to taxable closed-end fixed-income funds.  Any such use of rankings and ratings in advertisements and sales literature will conform with the guidelines of FINRA approved by the SEC.  Ranking comparisons and ratings should not be considered representative of the Trust’s relative performance for any future period.

Reports and promotional literature may also contain the following information:  (i) number of shareholders; (ii) average account size; (iii) identification of street and registered account holdings; (iv) lists or statistics of certain of the Trust’s holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rates, number of holdings, average market capitalization, and modern portfolio theory statistics alone or in comparison with itself (over time) and with its peers and industry group; (v) public information about the assets class; and (vi) discussions concerning coverage of the Trust by analysts.

In addition, reports and promotional literature may contain information concerning the Adviser, the Sub-Adviser, ING Groep, the portfolio managers, the Administrator, or affiliates of the Trust including: (i) performance rankings of other funds managed by the Adviser or Sub-Adviser, or the individuals employed by the Adviser or Sub-Adviser who exercise responsibility for the day-to-day management of the Trust, including rankings and ratings of investment companies published by Lipper, Morningstar, Value Line, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank or rate investment companies or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the ING Funds by ING Capital Corporation LLC (“ING Capital”); (iv) the past performance of ING Capital and ING Funds Services; (v) the past performance of other funds managed by the Adviser or Sub-Adviser; (vi) quotes from a portfolio manager of the Trust or industry specialists; and (vii) information regarding rights offerings conducted by closed-end funds managed by the Adviser or Sub-Adviser.

The Trust may compare the frequency of its reset period to the frequency which LIBOR changes.  Further, the Trust may compare its yield to: (i) LIBOR; (ii) the federal funds rate; (iii) the Prime Rate, quoted daily in the Wall Street Journal as the base rate on corporate loans at large U.S. money center commercial banks; (iv) the average yield reported by the Bank Rate Monitor National Index for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (v) yield data published by Lipper, Bloomberg, or other industry sources; or (vi) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding.  Further, the Trust may compare such other yield data described above to each other.  The Trust may also compare its total return, NAV stability and yield to fixed-income investments.  As with yield and total return calculations, yield comparisons should not be considered representative of the Trust’s yield or relative performance for any future period.

The Trust may provide information designed to help individuals understand their investment goals and explore various financial strategies.  Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives.  Materials may also include discussion of other investment companies in the ING Funds, products and services, and descriptions of the benefits of working with investment professionals in selecting investments.

Performance Data

The Trust may quote annual total return and aggregate total return performance data.  Total return quotations for the specified periods will be computed by finding the rate of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the value of such investment at the end of the period.  On occasion, the Trust may quote total return calculations published by Lipper, a widely recognized independent publication that monitors the performance of both open-end and closed-end investment companies.

The Trust’s distribution rate is calculated on a monthly basis by annualizing the dividend declared in the month and dividing the resulting annualized dividend amount by the Trust’s corresponding month-end NAV (in the case of NAV) or the last reported market price (in the case of Market).  The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management.  The distribution rate may or may not include all investment income, and ordinarily will not include capital gains or losses, if any.

Total return and distribution rate and compounded distribution rate figures utilized by the Trust are based on historical performance and are not intended to indicate future performance.  Distribution rate, compounded distribution rate and NAV per share can be expected to fluctuate over time.  Total return will vary depending on market conditions, the Senior Loans, and other securities comprising the Trust’s portfolio, the Trust’s operating expenses and the amount of net realized and unrealized capital gains or losses during the period.

GENERAL INFORMATION

Custodian

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 has been retained to act as the custodian for the Trust.  State Street Bank and Trust Company does not have any part in determining the investment policies of the Trust or in determining which portfolio securities are to be purchased or sold by the Trust or in the declaration of dividends and distributions.

Legal Counsel

Legal matters for the Trust are passed upon by Dechert LLP, 1775 I Street, NW, Washington, DC 20006.

Independent Registered Public Accounting Firm

KPMG LLP serves as the independent registered public accounting firm for the Trust.  KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. KPMG LLP is located at Two Financial Center, 60 South Street, Boston, Massachusetts 02111.

FINANCIAL STATEMENTS

The financial statements and the independent registered public accounting firm’s report thereon, appearing in the Trust’s annual shareholder report for the year ended February 29, 2012 are incorporated by reference in this SAI.  The Trust’s annual and semi-annual (unaudited) shareholder reports are available at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258, upon request and without charge by calling (800) 992-0180.

APPENDIX A - PROXY VOTING PROCEDURES AND GUIDELINES

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date:  July 10, 2003

Revision Date:  May 24, 2012

I.              INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”).  The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”).  The term “proxies” as used herein shall include votes in connection with annual and special meetings of equity stockholders but not those regarding bankruptcy matters and/or related plans of reorganization.  The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors(1) (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors(2) of the Board.  These Procedures and Guidelines may be amended only by the Board.  The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.                                     COMPLIANCE COMMITTEE

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund.  Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”).  The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2.  Any determination regarding the voting of proxies of each Fund

(1)          Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue.  No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance  Committee with respect to any other Fund.

(2)          The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.  Each Committee may rely on the Adviser through the Agent, Proxy Coordinator, and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines.  Each Committee shall conduct itself in accordance with its charter.

III.                                 DELEGATION OF VOTING AUTHORITY

Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board.  The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate.  Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds.  In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”).  Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors(1), has approved them on behalf of such Sub-Adviser-Voted Series, and ratifies any subsequent changes at the next regularly scheduled meeting of the Compliance Committee and the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.  However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto.  This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote.  Rather, it passes votes requested by the underlying master fund to its shareholders.  This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either

(1)          The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.                                APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2.  The Board hereby approves such procedures.  All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.

V.                                    VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A.                                   Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent, or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.              Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator may first consult with a Fund’s Compliance Committee as described in Section V.B.5. below.  Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.     Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.               Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members who abstained from voting on the matter or were not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures).  As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof:  the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures).  Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group, or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

A vote that is contrary to the Agent’s recommendation, but is based on input from an Investment Professional provided in connection with a Guideline requiring case-by-case review while specifying that primary consideration will be given to such input, shall be not be deemed an Out-of-Guidelines Vote if the Investment Professional completes and returns a Conflicts Report and Counsel determines that no conflict of interest appears to be present.  The Proxy Group shall not be required to complete a Conflicts Report in connection with such votes.

4.               Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee.  The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration.  In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, as well as all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

5.     Consultation with a Fund’s Compliance Committee

The Proxy Coordinator may consult with the Chair of a Fund’s Compliance Committee for guidance on behalf of the Committee if application of the Procedures and Guidelines is unclear or in connection with any unusual or controversial issue or a recommendation received from an Investment Professional.  The Chair may consider all recommendations, analysis, research, or Conflicts Reports provided by the Agent, Proxy Group, and/or Investment Professional(s).  The Chair may provide guidance or direct the Proxy Coordinator to refer the proposal(s) to the full Compliance Committee.  The guidance of the Chair, or the Committee, as applicable, shall be given primary consideration by the Proxy Group in making a vote determination.

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to the Chair or Committee for guidance, as well as all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

VI.                                CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to exercise voting discretion over a Fund’s proxy in a situation in which the Adviser or certain other related parties or the Agent may be deemed to have a conflict of interest.  In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.                            REPORTING AND RECORD RETENTION

A.                                   Reporting by the Funds

Annually in August, each Fund will post its proxy voting record, or a link thereto, for the prior one-year period ending on June 30th on the ING Funds’ website.  The proxy voting record for each Fund will also be available on Form N-PX in the EDGAR database on the SEC’s website.  For any Fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the master fund will be posted on the ING Funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the ING Funds’ website.  If any feeder fund was solicited for vote by its underlying master fund during the reporting period, a record of the votes cast by means of the pass-through process described in Section III above will be included on the ING Funds’ website and in the Fund’s Form N-PX.

B.                                     Reporting to a Fund’s Compliance Committee

At each regularly scheduled meeting, the Committee will receive a report from the Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, that was (1) voted Out-of-Guidelines, including any proposals voted Out-of-Guidelines pursuant to special circumstances raised by an Investment Professional; (2) voted Within Guidelines in cases in which an Investment Professional’s recommendation was not adopted by the Proxy Group; or (3) referred to the Committee for determination in accordance with Section V hereof.  Such report shall indicate the name of the issuer, the substance of the proposal, a summary of the Investment Professional’s recommendation, where applicable and the reasons for voting, or recommending, an Out-of-Guidelines Vote or, in the case of (2) above, a Within-Guidelines Vote.

EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

ING EMERGING MARKETS LOCAL BOND FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING GLOBAL STRATEGIC INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST(1)

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(1)   Sub-Adviser-Voted Series:  ING Franklin Mutual Shares Portfolio

EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC,

ING INVESTMENT MANAGEMENT CO. LLC

AND

DIRECTED SERVICES LLC

PROXY VOTING PROCEDURES

I.              INTRODUCTION

ING Investments, LLC, ING Investment Management Co. LLC and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds.  As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. LLC and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.            ROLES AND RESPONSIBILITIES

A.            Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”).  The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Guidelines.  In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.            Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping, and disclosure services.  The Agent is Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.  The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures.  The Agent will retain a record of all proxy votes handled by the Agent.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Advisers’ Proxy Group or a Fund’s Compliance Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines.  The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.  Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.                                     Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator.  The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group.  The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote.  Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished.  A member of the Proxy Group may abstain from voting on any given matter, provided that quorum is not lost for purposes of taking action and that the abstaining member still participates in any conflict of interest processes required in connection with the matter.  The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail.  For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.  In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.  The Proxy Group may vote contrary to the Guidelines based on a recommendation from an Investment Professional, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.            Investment Professionals

The Funds’ Advisers, sub-advisers, and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility.  The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction.  Input from the relevant sub-advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending.  The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting.  In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

III.                                 VOTING PROCEDURES

A.                                   In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.                                     Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent, or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.               Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional.  Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.     Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.               Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group or where applicable, an Investment Professional, recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.               The Proxy Coordinator will maintain a record of all recommendations from Investment Professionals to vote contrary to the Guidelines, all proxy questions that have been referred to a Fund’s Compliance Committee, and all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

IV.                                ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.            Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues, and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners.  The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy service.  The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence, or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING Investment Management (“Counsel”) for review.  Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.            Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  The Proxy Coordinator shall forward all such information to Counsel for review.  Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund.  The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group or where applicable, an Investment Professional, recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures.  Completed Conflicts Reports should be provided to the Proxy Coordinator within two (2) business days and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator documents the Conflicts Report in writing.  Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors).  The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review.  Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.            REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund.  All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years, the first two (2) years in the Advisers’ office.

APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. LLC and Directed Services LLC:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Vice President — Proxy Voting, ING Funds Services, LLC

Julius A. Drelick III, CFA	Vice President, Platform Product Management and Project Management, ING Funds Services, LLC

Harley Eisner	Vice President of Financial Analysis, ING Funds Services, LLC

Denise Lewis	Vice President and Head of Fund Accounting and Financial Reporting, ING Funds Services, LLC

Effective as of March 1, 2012

EXHIBIT 3

to the

ING Funds
Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.             INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund.  Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s).  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues.  The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures.  In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.                                     GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers:  Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues.  An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation when such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation.  However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, may be submitted or requested in connection with any proposal and are likely to be requested with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.  Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

1.             The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall generally be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation.  Support shall be withheld from nominees deemed responsible for governance shortfalls, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead.  When a determination is made to withhold support due to concerns other than those related to an individual director’s independence or actions, responsibility may be attributed to the entire board, a committee, or an individual (such as the CEO or committee chair), taking into consideration whether the desired effect is to send a message or to remove the director from service.

Where applicable and except as otherwise provided for herein, generally vote FOR nominees in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences.  WITHHOLD support if two-year attendance cannot be ascertained from available disclosure.  DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

Unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill, WITHHOLD support from nominees responsible for implementing excessive anti-takeover measures, including failure to remove restrictive poison pill features or to ensure a pill’s expiration or timely submission to shareholders for vote.  Rather than follow the Agent’s practice of withholding support from all incumbent nominees, responsibility will generally be assigned to the board chair or, if not standing for election, the lead director.  If neither is standing for election, WITHHOLD support from all continuing directors.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal.  Vote FOR if the shareholder proposal has been reasonably addressed.  Proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill.  WITHHOLD support if the shareholder proposal at issue is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to opt out of a state law requiring companies to implement a staggered board structure, generally withholding support when the company:

(1)                            Demonstrates sustained poor stock performance (measured by one- and three-year total shareholder returns);

(2)                            Has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(3)                            Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

If the board has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider board nominees on a CASE-BY-CASE basis.  Generally, vote FOR nominees when:

(1)                      The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or

(2)                      The Funds’ Guidelines or voting record do not support the relevant issue causing the majority negative vote.

If the above provisions have not been satisfied, generally WITHHOLD support from the chair of the nominating committee, or if not standing for election, consider CASE-BY-CASE.

WITHHOLD support from inside directors or affiliated outside directors who sit on the audit committee.

Vote FOR inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

Vote FOR inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee.  Votes on director nominees in connection with compensation practices should be considered on a CASE-BY-CASE basis, and generally:

(1)                      Say on pay.  If shareholders have been provided with an advisory vote on executive compensation (say on pay, or “SOP”), and practices not supported under these Guidelines have been identified, it shall generally be the policy of the Funds to align with the Agent when a vote AGAINST the say on pay proposal has been recommended in lieu of withholding support from certain nominees for compensation concerns.  Issuers receiving negative recommendations on both director nominees and say on pay regarding issues not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis.

(2)                      Say on pay responsiveness.  Nominees opposed by the Agent for failure to sufficiently address compensation concerns evidenced by significant opposition to the most recent SOP vote will be considered on a CASE-BY-CASE basis, factoring in the following:

a.               If the most recent SOP vote received majority opposition, generally vote AGAINST the compensation committee chair if the company has not demonstrated an adequate level of responsiveness.

b.              If the most recent SOP vote passed but received significant opposition, generally vote FOR the nominee(s) if a Fund voted FOR that SOP proposal or did not have voting rights on that proposal.  If a Fund voted AGAINST the SOP proposal and the company has not demonstrated an adequate level of responsiveness, generally vote AGAINST the compensation committee chair.

c.               If the compensation committee chair is not standing for election under circumstances meriting the chair’s opposition, consider the other nominee(s) opposed by the Agent on a CASE-BY-CASE basis.

(3)                      Say on frequency.  Nominees opposed by the Agent because they have implemented an SOP schedule that is less frequent than the frequency most recently preferred by at least a plurality of shareholders will be considered on a CASE-BY-CASE basis.

(4)                      Tenure.  Where applicable and except as otherwise provided for herein, vote FOR nominees who did not serve on the compensation committee, or board, as applicable based on the Agent’s analysis, during the majority of the time period relevant to the concerns cited by the Agent.

(5)                      Pay for performance.  Consider nominees receiving an adverse recommendation from the Agent CASE-BY-CASE when the Agent has identified a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to have created a misalignment between CEO pay and performance with regard to shareholder value.  Generally vote FOR nominees if the company has provided a reasonable rationale regarding pay and performance, or has demonstrated that they are reasonably correlated.  Generally WITHHOLD support from nominees for structuring compensation packages that unreasonably insulate pay from performance conditions.

(6)                      Pay disparity.  Generally DO NOT WITHHOLD support from director nominees solely due to internal pay disparity as assessed by the Agent, but consider pay magnitude concerns on a CASE-BY-CASE basis.

(7)                      Change in control provisions.  If the Agent recommends withholding support from nominees in connection with overly liberal change in control provisions, including those lacking a double trigger, vote FOR such nominees if mitigating provisions or board actions (e.g., clawbacks) are present, but generally WITHHOLD support if they are not.  If the Agent recommends withholding support from nominees in connection with potential change in control payments or tax-gross-ups on change in control payments, vote FOR the nominees if the amount appears reasonable and no material governance concerns exist.  Generally WITHHOLD support if the amount is so significant (individually or collectively) as to potentially influence an executive’s decision to enter into a transaction or to effectively act as a poison pill.

(8)                      Repricing.  If the Agent recommends withholding support from nominees in connection with their failure to seek, or acknowledge, a shareholder vote on plans to reprice, replace, buy back, or exchange options, generally WITHHOLD support from such nominees, except that cancellation of options would not be considered an exchange unless the cancelled options were regranted or expressly returned to the plan reserve for reissuance.

(9)                      Tax benefits.  If the Agent recommends withholding support from nominees that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), vote FOR such nominees if the company has provided an adequate rationale or the plan itself is being put to shareholder vote at the same meeting.  If the plan is up for vote, the provisions under Section 8., OBRA-Related Compensation Proposals, shall apply.

(10)                Director perquisites.  If the Agent recommends withholding support from nominees in connection with director compensation in the form of perquisites, generally vote FOR the nominees if the cost is reasonable in the context of the directors’ total compensation and the perquisites themselves appear reasonable given their purpose, the directors’ duties, and the company’s line of business.

(11)                Incentive plans.  Generally WITHHOLD support from nominees in connection with long-term incentive plans, or total executive compensation packages, inadequately aligned with shareholders because they are overly cash-based/lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.  Generally consider nominees on a CASE-BY-CASE basis in connection with short-term incentive plans over which the nominee has exercised discretion to exclude extraordinary items, and WITHHOLD support if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

(12)                Options backdating.  If the Agent has raised issues of options backdating, consider members of the compensation committee, or board, as applicable, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(13)                Independence from management.  Generally WITHHOLD support from nominees cited by the Agent for permitting named executives to have excessive input into setting their own compensation.

(14)                Multiple concerns.  If the Agent recommends withholding support from nominees in connection with other compensation practices such as tax gross-ups, perquisites, retention or recruitment provisions (including contract length or renewal provisions), “guaranteed” awards, pensions/SERPs, or severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue.  Generally DO NOT WITHHOLD support solely due to any single such practice if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis compensation packages representing a combination of such provisions and deemed by the Agent to be excessive.

(15)                Commitments.  Generally, vote FOR nominees receiving an adverse recommendation from the Agent due to problematic pay practices if the issuer makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis.

(16)                Other.  If the Agent has raised other considerations regarding poor compensation practices, consider nominees on a CASE-BY-CASE basis.

Accounting Practices:

(1)                      Generally, except as otherwise provided for herein, vote FOR independent outside director nominees serving on the audit committee.

(2)                      Where applicable and except as otherwise provided for herein, generally vote FOR nominees serving on the audit committee, or the company’s CEO or CFO if nominated as directors, who did not serve on that committee or have responsibility over the relevant financial function, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.

(3)                      If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis.  Generally vote FOR nominees if the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring and/or the company has not yet had a full year to remediate the concerns since the time they were identified.

(4)                      If total non-audit fees exceed the total of audit fees, audit-related fees, and tax compliance and preparation fees, the provisions under Section 3., Auditor Ratification, shall apply.

Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees when the full board is not majority independent on a CASE-BY-CASE basis.  Generally:

(1)                      WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)                      WITHHOLD support from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)                      Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)                      Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)                      When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, or if the Agent recommends withholding support due to other material failures or egregious actions, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided.  If the Agent cites concerns regarding actions in connection with a candidate’s service on another board, vote FOR the nominee if the issuer has provided adequate rationale regarding the appropriateness of the nominee to serve on the board under consideration.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Support will generally be WITHHELD from nominees receiving a negative recommendation from the Agent due to sustained poor stock performance (measured by one- and three-year total shareholder returns) combined with multiple takeover defenses/entrenchment devices if the issuer:

(1)                      Is a controlled company or has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(2)                      Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

Nominees receiving a negative recommendation from the Agent due to sustained poor stock performance combined with other takeover defenses/entrenchment devices will be considered on a CASE-BY-CASE basis.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, but vote FOR proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or corporate governance concerns have been identified.  Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals:

•                  Asking that more than a simple majority of directors be independent.

•                  Asking that the independence of the compensation and/or nominating committees be greater than that required by the listing exchange.

•                  Limiting the number of public company boards on which a director may serve.

•                  Seeking to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

•                  Requesting creation of additional board committees or offices, except as otherwise provided for herein.

•                  Limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally vote FOR management proposals in this regard.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation, or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.  Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.  Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)                      The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

(2)                      Only if the director’s legal expenses would be covered.

2.             Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis, generally voting FOR if associated nominees are also supported.

3.             Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors.  Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices.  If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence.  For purposes of this review, fees deemed to be reasonable, generally non-recurring exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded.  Generally vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification.

Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.             Proxy Contest Defenses

Presentation of management and shareholder proposals on the same matter on the same agenda shall not require a Fund to vote FOR one and AGAINST the other.

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors and FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

If the company is controlled or maintains a classified board of directors or a dual class voting structure, generally, vote AGAINST management proposals to eliminate cumulative voting (except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to declassify its board or adopt a majority voting standard), and vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when either (1) the company does not currently permit shareholders to do so or (2) the existing ownership threshold is greater than 25 percent.

Consider management proposals to permit shareholders to call special meetings on a CASE-BY-CASE basis, generally voting FOR such proposals not opposed by the Agent.  Generally vote FOR such proposals if the Agent’s sole concern relates to a net-long position requirement.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST shareholder proposals seeking the right to act by written consent if the issuer:

(1)                      Permits shareholders to call special meetings;

(2)                      Does not impose supermajority vote requirements; and

(3)                      Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, generally voting FOR if the above conditions are present.

Generally, vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not present.

Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

5.             Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan or charter amendment (e.g., investment restrictions) that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level, and sunset provisions.  Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, except as otherwise provided for herein, vote AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Shareholder Vote Requirement

Generally, vote AGAINST proposals to require a supermajority shareholder vote and FOR management or shareholder proposals to lower supermajority shareholder vote requirements, unless, for companies with shareholder(s) with significant ownership levels, the Agent recommends retention of existing supermajority requirements in order to protect minority shareholder interests.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.             Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders.  This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that support board entrenchment or may be used as an anti-takeover device (or to further anti-takeover conditions), particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•                  In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•                  If the dissidents agree, the policy remains in place.

•                  If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis proposals to provide shareholders with access to management’s proxy material in order to nominate their own candidates(s) to the board.

Majority Voting Standard

Except as otherwise provided for herein, it shall generally be the policy of the Funds to extend discretion to issuers to determine when it may be appropriate to adopt a majority voting standard.  Generally, vote FOR management proposals, provided the proposal contains a plurality carve-out for contested elections, but AGAINST shareholder proposals unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of a majority standard, and provided such standard does not conflict with state law in which the company is incorporated.  For issuers with a history of significant corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.

Other Business

In connection with proxies of U.S. issuers (e.g., those filing a DEF 14A and considered domestic by the Agent), generally vote FOR management proposals for Other Business, except when the primary proposal is not supported by a Fund or in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.

7.             Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis.  Except where otherwise indicated, the Agent’s proprietary approach of determining appropriate thresholds and, for requests above such allowable threshold, applying a company-specific, qualitative review (e.g., considering rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

Generally, vote FOR:

•                  Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•                  Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense.  In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•                  Proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST:

•                  Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

•                  Nonspecific proposals authorizing excessive discretion to a board.

Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Dual Class Capital Structures

Generally, vote AGAINST:

•                  Proposals to create or perpetuate dual class capital structures unless supported by the Agent (e.g., to avert bankruptcy or generate non-dilutive financing, and not designed to increase the voting power of an insider or significant shareholder).

•                  Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures.

However, consider such proposals CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Generally, vote FOR shareholder proposals to eliminate dual class capital structures unless the relevant Fund owns a class with superior voting rights.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.  In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, consider management’s rationale and/or disclosure, generally voting FOR, but generally not supporting additional requests for capital increases on the same agenda.

Preferred Stock

Review proposals to increase the number of shares of preferred stock authorized for issuance on a CASE-BY-CASE basis, and except where otherwise indicated, generally utilize the Agent’s approach for evaluating such proposals.  This approach incorporates both qualitative and quantitative measures, including a review of past performance (e.g., board governance, shareholder returns and historical share usage) and the current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Agent’s proprietary model for assessing appropriate thresholds).

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment

Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.  Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to address special circumstances such as a merger or acquisition.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties.

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, with input from the Investment Professional(s) for a given Fund to be given primary consideration.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.             Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•                  Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•                  Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

•                  Generally, vote FOR plans with costs within the cap if the primary concerns raised by the Agent pertain to matters that would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s).

•                  Generally, vote AGAINST plans administered by potential grant recipients.

•                  Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for material plan changes, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

•                  Generally vote AGAINST long-term incentive plans that are inadequately aligned with shareholders because they lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

•                  Generally, vote AGAINST plans that contain an overly liberal change in control definition (e.g., does not result in actual change in control).

•                  Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock or Stock Option Plans

Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements.  Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace, or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods, and replacement option terms.  Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement, or exchange transactions.  Generally, vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement, or exchange transactions that do not meet the Agent’s criteria, or (3) give the board sole discretion to approve option repricing, replacement, or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan when costs exceed the Agent’s threshold.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards.  Unless the issuer has provided a compelling rationale, generally vote with the Agent’s recommendations AGAINST plans that include practices or features not supported under these Guidelines or deliver excessive compensation that fails to qualify for favorable tax treatment.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA, unless they are clearly inappropriate.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Shareholder Proposals Regarding Executive and Director Pay

Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice.  Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally, vote FOR shareholder proposals seeking double triggers on change in control awards.

Generally vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify, or cancel executive severance or termination arrangements, including those related to executive recruitment or retention.  Generally vote FOR such compensation arrangements if:

(1)                      The primary concerns raised by the Agent would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s);

(2)                      The issuer has provided adequate rationale and/or disclosure; or

(3)                      Support is recommended by the Agent or Investment Professional (e.g., as a condition to a major transaction such as a merger).

However, vote in accordance with the Agent’s recommendations AGAINST new or materially amended plans, contracts or payments that include single trigger change in control provisions or do not require an actual change in control in order to be triggered, except that plans, contracts or payments with single triggers may be supported if mitigating provisions or board actions (e.g., clawbacks) are present.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation (Say on Pay)

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines (including those referenced under Section 1., The Board of Directors, Compensation Practices) and the proposal receives a negative recommendation from the Agent.  Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding incentive structures, severance/termination payments, or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, factoring in whether the issuer has made improvements to its overall compensation program and generally voting FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration.  For say on pay proposals not supported by the Agent and referencing incentive plan concerns:

(1)                      Long-term incentive plans:  Proposals will be voted AGAINST if they cite long-term incentive plans that are inadequately aligned with shareholders because they are overly cash-based or lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

(2)                      Short-term incentive plans:  Proposals will be considered on a CASE-BY-CASE basis if they cite short-term incentive plans over which the board has exercised discretion to exclude extraordinary items, and voted AGAINST if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

Generally, vote AGAINST proposals when named executives have material input into setting their own compensation.

Generally, vote AGAINST proposals presented by issuers subject to Troubled Asset Relief Program (TARP) provisions if there is inadequate discussion of the process for ensuring that incentive compensation does not encourage excessive risk-taking.

Frequency of Advisory Votes on Executive Compensation

Generally, support proposals seeking an annual say on pay and oppose those seeking a less frequent say on pay.

9.             State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed as a potential takeover defense, but if so assessed, weighing management’s rationale for the change.  Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.  Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.          Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional.

Corporate Restructurings

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures, and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.          Mutual Fund Proxies

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Authorizing the Board to Hire and Terminate Sub-advisers Without Shareholder Approval

Generally, vote FOR these proposals.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

The matters below should be examined on a CASE-BY-CASE basis:

•                  Election of Directors

•                  Converting Closed-end Fund to Open-end Fund

•                  Proxy Contests

•                  Investment Advisory Agreements

•                  Preferred Stock Proposals

•                  1940 Act Policies

•                  Changing a Fundamental Restriction to a Nonfundamental Restriction

•                  Change Fundamental Investment Objective to Nonfundamental

•                  Name Rule Proposals

•                  Disposition of Assets/Termination/Liquidation

•                  Changes to the Charter Document

•                  Changing the Domicile of a Fund

•                  Change in Fund’s Subclassification

•                  Distribution Agreements

•                  Mergers

•                  Reimburse Shareholder for Expenses Incurred

•                  Terminate the Investment Adviser

12.          Social and Environmental Issues

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on social and environmental issues:  ensuring that the companies they oversee comply with applicable legal, regulatory and ethical standards, effectively managing risk, and assessing and addressing matters that may have a financial impact on shareholder value.  The Funds will generally vote in accordance with the board’s recommendation on such proposals unless it appears both that the stewardship noted above has fallen short and the issue is material to the company.  The former may be evidenced by the company’s failure to align its actions and disclosure with market practice and that of its peers, or the company’s having been subject to significant controversies, litigation, fines, or penalties in connection with the relevant issue.  Such instances will be considered CASE-BY-CASE.  The Funds will generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, impose excessive costs or restrictions, duplicate policies already substantially in place, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.

13.                               Global Proxies

Companies incorporated outside the U.S. shall generally be subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the Securities and Exchange Commission.  Where applicable and not provided for otherwise herein, certain U.S. Guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees.  However, the following provide for differing regulatory and legal requirements, market practices, and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals when the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.  For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice when shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•                  the opening of the shareholder meeting

•                  that the meeting has been convened under local regulatory requirements

•                  the presence of quorum

•                  the agenda for the shareholder meeting

•                  the election of the chair of the meeting

•                  the appointment of shareholders to co-sign the minutes of the meeting

•                  regulatory filings (e.g., to effect approved share issuances)

•                  the designation of inspector or shareholder representative(s) of minutes of meeting

•                  the designation of two shareholders to approve and sign minutes of meeting

•                  the allowance of questions

•                  the publication of minutes

•                  the closing of the shareholder meeting

Consider proposals seeking authority to call shareholder meetings on less than 21 days’ notice on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to consider whether the issuer has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited it use of such authority to time-sensitive matters.

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.  Generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only when the nominee’s level of independence can be ascertained based on available disclosure.  These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the Investment Professional(s) for a given Fund.

For issuers domiciled in Finland, France, Ireland, the Netherlands, Sweden, or tax haven markets, generally vote AGAINST non-independent directors when the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, vote AGAINST non-independent nominees to the audit committee, as well as bundled slates including such nominees, unless the Agent otherwise recommends support (e.g., due to market practices or requirements).  If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply; in addition, nominees (or slates of nominees) will be voted AGAINST if they do not comply with regulatory requirements to disclose audit fees broken down by category.

Negative recommendations from the Agent on slate ballots of nominees at Canadian issuers will be considered on a CASE-BY-CASE basis if the board is classified or the Agent cites other concerns not otherwise supported by these Guidelines, generally voting AGAINST when concerns relate to dual class capital structures or other anti-takeover/entrenchment devices.

Generally, vote FOR non-independent directors when the full board serves as the compensation or nominating committee, or the company does not have a compensation or nominating committee, if the board meets the applicable independence requirements of the relevant listing exchange.  Vote FOR non-independent directors who sit on the compensation or nominating committees if such committee meets the applicable independence requirements of the relevant listing exchange.

Generally follow the Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is not majority independent.  For issuers in Canada and other global markets, generally follow the Agent’s standards for withholding support from bundled slates or non-independent directors (typically excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

For issuers in Japan, generally follow the Agent’s recommendations in furtherance of greater board independence and minority shareholder protections, including:

•                  At companies with controlling shareholders, if the board after the shareholder meeting does not include at least two directors deemed independent under the Agent’s standards, generally vote AGAINST reelection of top executives.

•                  At companies with a three-committee structure, generally vote AGAINST (1) outside director nominees not deemed independent under the Agent’s standards if the board after the shareholder meeting is not majority independent and (2) non-independent directors on the nominating committee if the board does not include at least two directors deemed independent under the Agent’s standards.

•                  At all companies, effective in 2013, vote AGAINST the top executive if the board does not include at least one outside director.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal.  Vote FOR if the shareholder proposal has been reasonably addressed.  Vote AGAINST if the shareholder proposal is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

•                  Bundled slates of nominees (e.g., France, Hong Kong, or Spain);

•                  Simultaneous reappointment of retiring directors (e.g., South Africa);

•                  In markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•                  Nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong, or South Africa) or far enough in advance relative to voting deadlines (e.g., Italy) to make an informed voting decision.

Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent (e.g., director terms longer than four years) indicate diminished accountability to shareholders and so dictate that less latitude should be extended to the issuer.

Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised.  The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.

When cumulative or net voting applies, generally vote with the Agent’s recommendation to support nominees asserted by the issuer to be independent, irrespective of audit committee membership, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally withholding support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•                  The scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•                  Culpability can be attributed to the nominee (e.g., nominee manages or audits the relevant function); and

•                  The nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Consider non-independent nominees on a CASE-BY-CASE basis when the Agent has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Agent’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:

•                  The founding family has retained undue influence over the company despite a history of scandal or problematic controls;

•                  The nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or

•                  Evidence exists regarding compliance or accounting shortfalls.

If the Agent recommends withholding support due to other material failures or egregious actions, the Funds’ U.S. Guidelines with respect to such issues shall apply.

Consider nominees serving on the remuneration committee on a CASE-BY-CASE basis if the Agent recommends withholding support from nominees in connection with remuneration practices not otherwise supported by these Guidelines, including cases in which the issuer has not followed market practice by submitting a resolution on executive compensation.

For issuers in markets in which it is common practice for nominees’ attendance records to be disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.  The same two-year attendance policy shall be applied regarding attendance by directors and statutory auditors of Japanese companies if year-over-year data can be tracked by nominee.  For issuers in

Canada, generally vote AGAINST a slate of nominees if one or more nominees fail the attendance Guideline, unless the Agent cites compelling reasons for supporting the slate (e.g., the issuer’s commitment to replace slate elections with individual elections within a year).

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote” and (2) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from the legal entity and vote on the physical person.

Generally, vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment).

Generally, vote with the Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

Board Structure

Generally, vote FOR proposals to fix board size, but vote AGAINST if the Agent opposes due to corporate governance, anti-takeover, or board independence concerns.  Generally, vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.  Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the three-committee structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank, or one of its top shareholders.  Where shareholders must vote on multiple nominees in a single resolution, vote AGAINST all nominees.  When multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Key Committees

Generally, except where market practice otherwise dictates, vote AGAINST proposals that permit non-board members to serve on the audit, compensation, or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s).  If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a CASE-BY-CASE basis.

Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.

Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meet exchange or market standards for independence.

For European issuers, vote AGAINST non-executive director remuneration if:

•                  The advance general meeting documents do not specify fees paid to non-executive directors;

•                  The company seeks to excessively increase the fees relative to market or sector practices without providing a reasonable rationale for the increase; or

•                  It provides for granting of stock options or similarly structured equity-based compensation.

For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally follow the Agent’s guidelines on retirement and annual bonus payments, which include voting FOR retirement bonus proposals if all payments are for directors or auditors who have served as executives of the company and AGAINST such proposals if any payments are for outsiders, except when deemed appropriate by the Agent, provided that no payments shall be supported unless the individual or aggregate amounts are disclosed.  In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.

Amendment Procedures for Equity Compensation Plans and ESPPs

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Compensation Plans and Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, votes with respect to equity compensation plans (e.g., option, warrant, restricted stock, or employee share purchase plans or participation in company offerings such as IPOs or private placements) or awards thereunder, the issuance of shares in connection with such plans, or related management proposals (e.g., article amendments), should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering quantitative or qualitative factors as appropriate for the market and utilizing the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST proposals that:

•                  Exceed Agent’s recommended burn rates or dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•                  Provide deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting or performance requirements (e.g., Japan) or broad-based employee participation otherwise meeting the Agent’s standards (e.g., France);

•                  Are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable due to market practice or other mitigating provisions;

•                  Provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, The Netherlands);

•                  Permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•                  For matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price, and performance criteria;

•                  Provide for vesting upon change in control if deemed to evidence a conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

•                  Provide no disclosure regarding vesting or performance criteria (provided that proposals providing reasonable disclosure in both areas, without regard to the Agent’s criteria for such disclosure, and meeting market vesting standards shall be supported provided they otherwise satisfy these Guidelines);

•                  Permit post-employment vesting or exercise if deemed inappropriate by the Agent;

•                  Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans;

•                  Provide for contract or notice periods or severance/termination payments that exceed market practice, e.g., relative to multiples of annual compensation; or

•                  Provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments, or vesting upon change in control (other than addressed above), if:

(1)                      The company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice, or participation;

(2)                      The recipient’s overall compensation appears reasonable;

(3)                      Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)                      The board and/or responsible committee meet exchange or market standards for independence.

Unless otherwise provided for herein, market practice of the primary country in which a company does business or competes for talent, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports (Advisory Votes on Executive Compensation)

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified) from remuneration reports/advisory votes on compensation that include compensation plans that:

(1)                      Permit practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)                      Permit retesting excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)                      Cite long-term incentive plans deemed to be inadequately based on equity awards (e.g., overly cash-based plans or plans lacking an appropriate equity component);

(4)                      Cite equity award valuation methods triggering a negative recommendation from the Agent;

(5)                      Include components, metrics, or rationales that have not been disclosed in line with market practice (although retrospective disclosure may be considered adequate);

(6)                      For issuers in Australia, permit open market purchase of shares in support of equity grants in lieu of seeking shareholder approval, but only if the issuer has a history of significant negative votes when formally seeking approval for such grants; or

(7)                      Include provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures, and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if:

(1)                      The company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration;

(2)                      The recipient’s overall compensation appears reasonable; and

(3)                      The board and/or responsible committee meet exchange or market standards for independence.

Reports with typically unsupported features may be voted FOR when the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong).  Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants when concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows.  Generally:

•                  Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•                  Vote FOR specific proposals to increase authorized capital, unless:

•                  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•                  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•                  Vote AGAINST proposals to adopt unlimited capital authorizations.

•                  The Agent’s market-specific exceptions to the above parameters shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•                  Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•                  Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•                  Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock, unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases) that do not meet the Agent’s standards.  Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when responsibility for the actions can be reasonably attributed to the nominee.  Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Waiver on Tender-Bid Requirement

Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale or disclosure provided and generally voted FOR if the overall remuneration package and/or program at issue appears reasonable and the board and/or responsible committee meet exchange or market standards for independence.  Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.  However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.

For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which generally indicate a vote FOR such proposals if the level of disclosure and independence meet the Agent’s standards.  However, if fees for non-audit services (excluding significant, one-time events) exceed 50 percent of total auditor fees, consider on a CASE-BY-CASE basis, and vote FOR ratification of auditors or approval of auditors’ fees if it appears that remuneration for the non-audit work is not so lucrative as to taint the auditor’s independence.

In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Audit Commission

Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Allocation of Income and Dividends

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Agent’s recommendations to support such proposals unless:

•                  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•                  The payout is excessive given the company’s financial position.

Generally vote FOR such proposals by issuers in other markets.

In any markets, in the event management offers multiple dividend proposals on the same agenda, consider on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s) and voting decisions generally based on the Agent’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments

Generally, vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper).

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined.  The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level.  A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process.  A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent.  Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis.  Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty).

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares, unless concerns not otherwise supported under these Guidelines are raised by the Agent.

Investment of Company Reserves

These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the Investment Professional(s) for a given Fund.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

•                  It is editorial in nature;

•                  Shareholder rights are protected;

•                  There is negligible or positive impact on shareholder value;

•                  Management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•                  It seeks to discontinue and/or delist a form of the issuer’s securities when the relevant Fund does not hold the affected security type; or

•                  The company is required to do so by law (if applicable).

Generally, vote AGAINST an article amendment if:

•                  It removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•                  It reduces relevant disclosure to shareholders;

•                  It seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•                  It is not supported under these Guidelines, is presented within a bundled proposal, and the negative impact, on balance, outweighs any positive impact; or

•                  It imposes a negative impact on existing shareholder rights, including rights of the Funds, or diminishes accountability to shareholders to the extent that any positive impact would not be deemed to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•                  Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•                  Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•                  If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•                  Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

PART C

OTHER INFORMATION

ING Prime Rate Trust

(25,000,000 Common Shares)

Item 25.                 Financial Statements and Exhibits

1.             Financial Statements

Contained in Part A:

Financial Highlights for the years ended February 29, 2012, February 28, 2011, 2010, and 2009, February 29, 2008, February 28, 2007, 2006, and 2005, February 29, 2004, and February 28, 2003.

Financial Statements are incorporated in Part B by reference to Registrant’s February 29, 2012 annual shareholder report (audited).

2.                                       Exhibits

(a)                                  1.             Agreement and Declaration of Trust dated December 2, 1987.(1)

(i)                                    Amendment to the Agreement and Declaration of Trust dated March 26, 1996 and effective April 12, 1996.(1)

(ii)                                Amendment to the Agreement and Declaration of Trust dated October 23, 1998 and effective November 16, 1998.(7)

(iii)                             Amendment to the Agreement and Declaration of Trust dated October 20, 2000 and effective October 20, 2000.(9)

(iv)                            Amendment to the Agreement and Declaration of Trust dated February 20, 2002 and effective March 1, 2002.(10)

(v)                               Amendment to the Agreement and Declaration of Trust dated June 11, 2010.(20)

(b)                                 1.             By-Laws adopted at a meeting of the Board of Trustees on December 2, 1987.(15)

(i)                                     Amendment dated June 18, 1997 to By-Laws, amends paragraph 3.5 and 3.6 of Article 3.(2)

(ii)                                  Amendment adopted on August 2, 1999 to By-Laws amends Section 11.5 of Article 11.(8)

(iii)                               Amendment adopted on July 26, 2000 to By-Laws, amends Section 11.1 and 11.3 of Article 11.(9)

(iv)                              Amendment adopted on November 10, 2005 to By-Laws, amends Section 11.5 of Article 11.1(5)

1

(c)                                  Not Applicable

(d)                                 1.             Form of Certificate of Designation for Preferred Shares dated October 20, 2000.(20)

2.                                       Form of Share Certificate.(9)

(e)                                  Shareholder Reinvestment Program.(12)

(f)                                    Not Applicable

(g)

1.                                       Investment Management Agreement between ING Investment Management, LLC and ING Prime Rate Trust dated September 1, 2000.(9)

(i)                                     Amended Schedule of Approvals dated June 2009 with respect to the Investment Management Agreement between ING Investments, LLC and ING Prime Rate Trust.(20)

(ii)                                First Amendment dated September 2, 2004 to the Investment Management Agreement between ING Investment Management, LLC and ING Prime Rate Trust.(13)

2.                                    Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC (formerly, ING Investment Management Co.) dated August 19, 2003.(11)

(i)                                   First Amendment effective September 1, 2003 to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC with regard to ING Prime Rate Trust.(12)

(ii)                                Schedule A to the Sub-Advisory Agreement dated September 3, 2003.(16)

(iii)                            Second Amendment effective September 15, 2007 to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC with regard to ING Prime Rate Trust.(16)

(iv)                            Third Amendment to Sub-Advisory Agreement effective August 1, 2008 between ING Investments, LLC and ING Investment Management Co. LLC with regard to ING Prime Rate Trust.(18)

(h)

1.                                       Amended and Restated Distribution Agreement between ING Prime Rate Trust and ING Investments Distributor, LLC (formerly, ING Funds Distributor, LLC) (25 Million) dated June 15, 2004.(13)

2.                                       Underwriting Agreement for the Preferred Shares dated November 13, 2000.(12)

(i)                                     Underwriting Agreement for the Preferred Shares dated October 30, 2000.(12)

2

3.             ING Prime Rate Trust Shareholder Reinvestment Program dated April 2006.(15)

(i)            Not Applicable

(j)

1.                                       Custodian and Investment Accounting Agreement between Registrant and State Street Bank and Trust Company effective November 1, 2001.(12)

(i)                                    First Amendment dated March 1, 2002 to the Custodian and Investment Accounting Agreement.(12)

(ii)                                Amended and Restated Exhibit A effective November 22, 2002 with respect to the Custodian and Investment Accounting Agreement.(12)

(iii)                             Second Amendment dated October 1, 2007 to the Custodian and Investment Accounting Agreement.(16)

(iv)                              Draft Fee Schedule dated December 17, 2007.(16)

(v)                                 Third Amendment dated August 2, 2010 to the Custodian and Investment Accounting Agreement.(20)

2.             Fee Allocation Agreement (FT Interactive) dated August 21, 2003.(12)

(i)                                   Amended Schedule A dated November 2011 to the FT Fee Allocation Agreement — Filed herein.

3.                                       Amended and Restated Proxy Agent Fee Allocation Agreement dated January 1, 2008 amends and restates the Proxy Agent Allocation Agreement dated August 21, 2003 — Filed herein.

(i)                                   Amended Schedule A dated March 2012 to the Amended and Restated ISS Proxy Agent Fee Allocation Agreement — Filed herein.

(ii)                                Schedule B dated June 30, 2003 to Amended and Restated ISS Proxy Agent Fee Allocation Agreement.(15)

4.             Allocation Agreement Fidelity Bond made May 24, 2002.(12)

(i)                                   Amended Schedule A dated May 2007 with respect to the Allocation Agreement (Blanket Bond) dated January 2005.(15)

5.             Allocation Agreement Directors & Officers Liability made May 24, 2002.(12)

(i)                                   Amended Schedule A dated May 2007 with respect to the Allocation Agreement Directors & Officers Liability.(15)

6.                                       Transfer Agency Services Agreement dated February 25, 2009 PNC Global Investment Servicing (U.S.) Inc., (“PNC”) and ING Prime Rate Trust.(17)

3

(i)                                    Amended Schedule A dated September 30, 2011 to the Transfer Agency Services Agreement between PNC Global Investment Servicing (U.S.) Inc. and ING Prime Rate Trust — Filed herein.

(ii)                                 Amendment dated February 8, 2011 to Transfer Agency Services Agreement between BNY Mellon Investment Servicing (US) Inc. (formerly, PNC) and ING Prime Rate Trust.(21)

(k)

1.                                       Amended and Restated Administration Agreement dated November 30, 2008.(18)

2.                                       Revolving Credit and Security Agreement between ING Prime Rate Trust and Citibank dated July 16, 2003.(12)

(i)                                     Amendment No. 1 to the Revolving Credit and Security Agreement dated February 3, 2004.(12)

(ii)                                  Amendment No. 2 to the Revolving Credit and Security Agreement dated July 13, 2004.(13)

(iii)                               Amendment No. 3 to the Revolving Credit and Security Agreement dated October 15, 2004.(13)

3.             Second Amended and Restated Credit Agreement with Bank of America.(12)

4.             Auction Agency Agreement dated November 16, 2000.(12)

(i)                                     Auction Agency Agreement dated November 2, 2000.(12)

5.             Broker-Dealer Agreement (UBS) dated November 16, 2000.(12)

(i)                                     Broker-Dealer Agreement (Salomon Smith Barney) dated November 16, 2000.(12)

(ii)                                  Broker-Dealer Agreement, dated November 16, 2000 (Lehman Brothers).(12)

(iii)                               Broker-Dealer Agreement (Gruntal & Co.) dated November 16, 2000.(12)

(iv)                              Broker-Dealer Agreement (PaineWebber) dated November 2, 2000.(12)

(v)                                 Broker-Dealer Agreement (Gruntal & Co.) dated November 2, 2000.(12)

(vi)                              Broker-Dealer Agreement (Salomon Smith Barney) dated November 2, 2000.(12)

(vii)                           Broker-Dealer Agreement (Lehman Brothers) dated October 31, 2000.(12)

6.                                       DTC Letter of Representations as to Preferred Shares dated November 15, 2000.(12)

4

(i)                                     DTC Letter of Representation as to Preferred Shares dated November 1, 2000.(12)

(l)                                     1. Opinion of Dechert LLP — Filed herein.

(m)                               Not Applicable

(n)           1.  Consent of Dechert LLP —  Filed herein.

2. Consent of KPMG LLP —  Filed herein.

(o)                                 Not Applicable

(p)                                 Certificate of Initial Capital.(4)

(q)                                 Not Applicable

(r)

1.                                       ING Funds and Advisers Code of Ethics Amended January 2012 — Filed herein.

(1)

Incorporated herein by reference to Amendment No. 20 to Registrant’s Registration Statement under the Investment Company Act of 1940 (the “1940 Act”) on Form N-2 (File No. 811-5410), filed on September 16, 1996.

(2)	Incorporated herein by reference to Amendment No. 24 to Registrant’s Registration Statement under the 1940 Act on Form N-2 (File No. 811-5410), filed on November 7, 1997.

(3)	Incorporated herein by reference to Amendment No. 22 to Registrant’s Registration Statement under the 1940 Act on Form N-2 (File No. 811-5410), filed on June 23, 1997.

(4)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s initial registration statement on form N-2 (File No. 33-18886), filed on January 22, 1988.

(5)	Incorporated herein by reference to Amendment No. 27 to Registrant’s Registration Statement under the 1940 Act on Form N-2 (File No. 811-5410), filed on May 15, 1998.

(6)	Incorporated herein by reference to Amendment No. 28 to Registrant’s Registration Statement under the 1940 Act on Form N-2 (File No. 811-5410), filed on August 19, 1998.

(7)	Incorporated herein by reference to Amendment No. 29 to Registrant’s Registration Statement under the 1940 Act on Form N-2 (File No. 811-5410), filed on December 2, 1998.

(8)	Incorporated herein by reference to Amendment No. 33 to Registrant’s Registration Statement under the 1940 Act on Form N-2 (File No. 811-5410), filed on May 9, 2000.

(9)	Incorporated herein by reference to Amendment No. 38 to Registrant’s Registration Statement under the 1940 Act on Form N-2 (File No. 811-5410), filed on October 23, 2000.

(10)	Incorporated herein by reference to Amendment No. 45 to Registrant’s Registration Statement under the 1940 Act on Form N-2 (File No. 811-5410), filed on April 30, 2002.

5

(11)	Incorporated herein by reference to Amendment No. 53 to Registrant’s Registration Statement under the 1940 Act on Form N-2 (File No. 811-5410), filed on June 26, 2003.

(12)	Incorporated herein by reference to Amendment No. 58 to Registrant’s Registration Statement under the 1940 Act on Form N-2 (File No. 811-5410), filed on June 28, 2004.

(13)	Incorporated herein by reference to Amendment No. 61 to Registrant’s Registration Statement under the 1940 Act on Form N-2 (File No. 811-5410), filed on June 30, 2005.

(14)	Incorporated herein by reference to Amendment No. 65 to Registrant’s Registration Statement under the 1940 Act on Form N-2 (File No. 811-5410), filed on June 30, 2006.

(15)	Incorporated herein by reference to Amendment No. 69 to Registrant’s Registration Statement under the 1940 Act on Form N-2 (file No. 811-5410), filed on June 29, 2007.

(16)	Incorporated herein by reference to Amendment No. 73 to Registrant’s Registration Statement under the 1940 Act on Form N-2 (file No. 811-5410), filed on June 27, 2008.

(17)	Incorporated herein by reference to Amendment No. 79 to Registrant’s Registration Statement under the 1940 Act on Form N-2 (file No. 811-5410), filed on August 13, 2009.

(18)	Incorporated herein by reference to Amendment No. 81 to Registrant’s Registration Statement under the 1940 Act on Form N-2 (file No. 811-5410), filed on April 22, 2010.

(19)	Incorporated herein by reference to Amendment No. 83 to Registrant’s Registration Statement under the 1940 Act on Form N-2 (file No. 811-5410), filed on June 28, 2010.

(20)	Incorporated herein by reference to Amendment No. 85 to the Registrant’s Registration Statement under the 1940 Act on Form N-2 (file No. 811-5410), filed on April 27, 2011.

(21)	Incorporated herein by reference to Amendment No. 87 to the Registrant’s Registration Statement under the 1940 Act on Form N-2 (file No. 811-5410), filed on June 28, 2011.

Item 26.                 Marketing Agreements

Not Applicable.

Item 27.                 Other Expenses of Issuance and Distribution

Not Applicable.

Item 28.                 Persons Controlled by or Under Common Control

Not Applicable.

Item 29.                 Number of Holders of Securities

(1) Title of Class	(2) Number of Record Holders as of June 15, 2012
Common Shares of beneficial interest, par value $0.01 per share	3,555

6

Item 30.                 Indemnification

Registrant’s Agreement and Declaration of Trust generally provides that the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers, or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise) (“Covered Persons”) against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated:  (a) not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interest of the Trust; or (b) to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties involved in the conduct of such Covered Person’s office.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will submit, unless in the opinion of its counsel the matter has been settled by controlling precedent, to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.                 Business and Other Connections of Investment Adviser

Information as to the Trustees and officers of the Adviser, together with information as to any other business, profession, vocation, or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and is incorporated herein by reference thereto.

Information as to the directors and officers of the sub-adviser, together with information as to any other business, profession, vocation, or employment of a substantial nature engaged in by the directors and officers of the sub-adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV for ING Investment Management Co. LLC (File No. 801-9046) filed under the Investment Adviser Act of 1940, as amended, and is incorporated by reference thereto.

Item 32.                 Location of Accounts and Records

The amounts and records of the Registrant will be maintained at its office at 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258, at the office of its sub-adviser, ING Investment Management Co., 230 Park Avenue, New York, NY 10169, and at the office of its custodian, State Street Bank & Trust, 801 Pennsylvania, Kansas City, Missouri 64105.

7

Item 33.                 Management Services

Not Applicable.

Item 34.                 Undertakings

1.                                       The Registrant undertakes to suspend the Offer until the prospectus is amended if:  (a) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this registration statement; or (b) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus included in this registration statement.

2.             Not Applicable.

3.             Not Applicable.

4.             The Registrant undertakes:

a.                                       to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

b.                                      that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

c.                                       to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

d.                                      Not Applicable

e.                                       that, for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act; (ii) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

8

5.

a.                                       The Registrant undertakes that for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act [17 CFR 230.497(h)] shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

b.                                      that for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.                                       The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

9

SIGNATURES

Pursuant to requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and State of Arizona on the 27th day of June, 2012.

ING PRIME RATE TRUST

By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

	Interested Trustee and President and Chief Executive Officer	June 27, 2012
Shaun P. Mathews*

	Senior Vice President, Chief/Principal Financial Officer	June 27, 2012
Todd Modic*

	Trustee	June 27, 2012
Colleen D. Baldwin*

	Trustee	June 27, 2012
John V. Boyer*

	Trustee	June 27, 2012
Patricia W. Chadwick*

	Trustee	June 27, 2012
Robert W. Crispin*

	Trustee	June 27, 2012
Peter S. Drotch*

	Trustee	June 27, 2012
J. Michael Earley*

	Trustee	June 27, 2012
Patrick W. Kenny*

	Trustee	June 27, 2012
Sheryl K. Pressler*

10

		Chairman and Trustee	June 27, 2012
Roger B. Vincent*

* By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
Attorney-in-Fact**

** Powers of Attorney for Todd Modic and each Trustee are attached herein.

11

POWER OF ATTORNEY

I, the undersigned Director/Trustee, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Asia Pacific High Dividend Equity Income Fund	333-139981	811-22004
ING Emerging Markets High Dividend Equity Fund	333-168091	811-22438
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Infrastructure, Industrials and Materials Fund	333-147343	811-22144
ING International High Dividend Equity Income Fund	333-142112	811-22051
ING Investors Trust	33-23512	811-5629
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Partners, Inc.	333-32575	811-08319
ING Prime Rate Trust	333-180973 (5mil) 333-180985 (25mil)	811-5410 811-5410
ING Risk Managed Natural Resources Fund	333-136495	811-21938
ING Senior Income Fund	333-175174	811-10223
ING Separate Portfolios Trust	333-141111	811-22025
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of May 23, 2012.

/s/ Colleen D. Baldwin
Colleen D. Baldwin
Director and Trustee

POWER OF ATTORNEY

I, the undersigned Director/Trustee, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Asia Pacific High Dividend Equity Income Fund	333-139981	811-22004
ING Emerging Markets High Dividend Equity Fund	333-168091	811-22438
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Infrastructure, Industrials and Materials Fund	333-147343	811-22144
ING International High Dividend Equity Income Fund	333-142112	811-22051
ING Investors Trust	33-23512	811-5629
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Partners, Inc.	333-32575	811-08319
ING Prime Rate Trust	333-180973 (5mil) 333-180985 (25mil)	811-5410 811-5410
ING Risk Managed Natural Resources Fund	333-136495	811-21938
ING Senior Income Fund	333-175174	811-10223
ING Separate Portfolios Trust	333-141111	811-22025
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of May 23, 2012.

/s/ John V. Boyer
John V. Boyer
Director and Trustee

POWER OF ATTORNEY

I, the undersigned Director/Trustee, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Asia Pacific High Dividend Equity Income Fund	333-139981	811-22004
ING Emerging Markets High Dividend Equity Fund	333-168091	811-22438
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Infrastructure, Industrials and Materials Fund	333-147343	811-22144
ING International High Dividend Equity Income Fund	333-142112	811-22051
ING Investors Trust	33-23512	811-5629
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Partners, Inc.	333-32575	811-08319
ING Prime Rate Trust	333-180973 (5mil) 333-180985 (25mil)	811-5410 811-5410
ING Risk Managed Natural Resources Fund	333-136495	811-21938
ING Senior Income Fund	333-175174	811-10223
ING Separate Portfolios Trust	333-141111	811-22025
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of May 23, 2012.

/s/ Patricia W. Chadwick
Patricia W. Chadwick
Director and Trustee

POWER OF ATTORNEY

I, the undersigned Director/Trustee, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Asia Pacific High Dividend Equity Income Fund	333-139981	811-22004
ING Emerging Markets High Dividend Equity Fund	333-168091	811-22438
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Infrastructure, Industrials and Materials Fund	333-147343	811-22144
ING International High Dividend Equity Income Fund	333-142112	811-22051
ING Investors Trust	33-23512	811-5629
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Partners, Inc.	333-32575	811-08319
ING Prime Rate Trust	333-180973 (5mil) 333-180985 (25mil)	811-5410 811-5410
ING Risk Managed Natural Resources Fund	333-136495	811-21938
ING Senior Income Fund	333-175174	811-10223
ING Separate Portfolios Trust	333-141111	811-22025
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of May 23, 2012.

/s/ Robert W. Crispin
Robert W. Crispin
Director and Trustee

POWER OF ATTORNEY

I, the undersigned Director/Trustee, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Asia Pacific High Dividend Equity Income Fund	333-139981	811-22004
ING Emerging Markets High Dividend Equity Fund	333-168091	811-22438
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Infrastructure, Industrials and Materials Fund	333-147343	811-22144
ING International High Dividend Equity Income Fund	333-142112	811-22051
ING Investors Trust	33-23512	811-5629
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Partners, Inc.	333-32575	811-08319
ING Prime Rate Trust	333-180973 (5mil) 333-180985 (25mil)	811-5410 811-5410
ING Risk Managed Natural Resources Fund	333-136495	811-21938
ING Senior Income Fund	333-175174	811-10223
ING Separate Portfolios Trust	333-141111	811-22025
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of May 23, 2012.

/s/ Peter S. Drotch
Peter S. Drotch
Director and Trustee

POWER OF ATTORNEY

I, the undersigned Director/Trustee, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Asia Pacific High Dividend Equity Income Fund	333-139981	811-22004
ING Emerging Markets High Dividend Equity Fund	333-168091	811-22438
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Infrastructure, Industrials and Materials Fund	333-147343	811-22144
ING International High Dividend Equity Income Fund	333-142112	811-22051
ING Investors Trust	33-23512	811-5629
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Partners, Inc.	333-32575	811-08319
ING Prime Rate Trust	333-180973 (5mil) 333-180985 (25mil)	811-5410 811-5410
ING Risk Managed Natural Resources Fund	333-136495	811-21938
ING Senior Income Fund	333-175174	811-10223
ING Separate Portfolios Trust	333-141111	811-22025
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of May 23, 2012.

/s/ J. Michael Earley
J. Michael Earley
Director and Trustee

POWER OF ATTORNEY

I, the undersigned Director/Trustee, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Asia Pacific High Dividend Equity Income Fund	333-139981	811-22004
ING Emerging Markets High Dividend Equity Fund	333-168091	811-22438
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Infrastructure, Industrials and Materials Fund	333-147343	811-22144
ING International High Dividend Equity Income Fund	333-142112	811-22051
ING Investors Trust	33-23512	811-5629
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Partners, Inc.	333-32575	811-08319
ING Prime Rate Trust	333-180973 (5mil) 333-180985 (25mil)	811-5410 811-5410
ING Risk Managed Natural Resources Fund	333-136495	811-21938
ING Senior Income Fund	333-175174	811-10223
ING Separate Portfolios Trust	333-141111	811-22025
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of May 23, 2012.

/s/ Patrick W. Kenny
Patrick W. Kenny
Director and Trustee

POWER OF ATTORNEY

I, the undersigned Officer and Director/Trustee, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Asia Pacific High Dividend Equity Income Fund	333-139981	811-22004
ING Emerging Markets High Dividend Equity Fund	333-168091	811-22438
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Infrastructure, Industrials and Materials Fund	333-147343	811-22144
ING International High Dividend Equity Income Fund	333-142112	811-22051
ING Investors Trust	33-23512	811-5629
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Partners, Inc.	333-32575	811-08319
ING Prime Rate Trust	333-180973 (5mil) 333-180985 (25mil)	811-5410 811-5410
ING Risk Managed Natural Resources Fund	333-136495	811-21938
ING Senior Income Fund	333-175174	811-10223
ING Separate Portfolios Trust	333-141111	811-22025
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of May 23, 2012.

/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer and Director and Trustee

POWER OF ATTORNEY

I, the undersigned Officer, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety and Shaun P. Mathews, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Asia Pacific High Dividend Equity Income Fund	333-139981	811-22004
ING Emerging Markets High Dividend Equity Fund	333-168091	811-22438
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Infrastructure, Industrials and Materials Fund	333-147343	811-22144
ING International High Dividend Equity Income Fund	333-142112	811-22051
ING Investors Trust	33-23512	811-5629
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Partners, Inc.	333-32575	811-08319
ING Prime Rate Trust	333-180973 (5mil) 333-180985 (25mil)	811-5410 811-5410
ING Risk Managed Natural Resources Fund	333-136495	811-21938
ING Senior Income Fund	333-175174	811-10223
ING Separate Portfolios Trust	333-141111	811-22025
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of May 23, 2012.

/s/ Todd Modic
Todd Modic
Senior Vice President, Chief/Principal Financial
Officer and Assistant Secretary

POWER OF ATTORNEY

I, the undersigned Director/Trustee, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Asia Pacific High Dividend Equity Income Fund	333-139981	811-22004
ING Emerging Markets High Dividend Equity Fund	333-168091	811-22438
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Infrastructure, Industrials and Materials Fund	333-147343	811-22144
ING International High Dividend Equity Income Fund	333-142112	811-22051
ING Investors Trust	33-23512	811-5629
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Partners, Inc.	333-32575	811-08319
ING Prime Rate Trust	333-180973 (5mil) 333-180985 (25mil)	811-5410 811-5410
ING Risk Managed Natural Resources Fund	333-136495	811-21938
ING Senior Income Fund	333-175174	811-10223
ING Separate Portfolios Trust	333-141111	811-22025
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of May 23, 2012.

/s/ Sheryl K. Pressler
Sheryl K. Pressler
Director and Trustee

POWER OF ATTORNEY

I, the undersigned Director/Trustee, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Asia Pacific High Dividend Equity Income Fund	333-139981	811-22004
ING Emerging Markets High Dividend Equity Fund	333-168091	811-22438
ING Equity Trust	333-56881	811-8817
ING Funds Trust	333-59745	811-8895
ING Global Advantage and Premium Opportunity Fund	333-126570	811-21786
ING Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
ING Infrastructure, Industrials and Materials Fund	333-147343	811-22144
ING International High Dividend Equity Income Fund	333-142112	811-22051
ING Investors Trust	33-23512	811-5629
ING Mayflower Trust	33-67852	811-7978
ING Mutual Funds	33-56094	811-7428
ING Partners, Inc.	333-32575	811-08319
ING Prime Rate Trust	333-180973 (5mil) 333-180985 (25mil)	811-5410 811-5410
ING Risk Managed Natural Resources Fund	333-136495	811-21938
ING Senior Income Fund	333-175174	811-10223
ING Separate Portfolios Trust	333-141111	811-22025
ING Variable Insurance Trust	333-83071	811-9477
ING Variable Products Trust	33-73140	811-8220

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of May 23, 2012.

/s/ Roger B. Vincent
Roger B. Vincent
Chairman and Director/Trustee

EXHIBIT INDEX

ING Prime Rate Trust

(25,000,000 Common Shares)

EXHIBIT NUMBER	EXHIBIT NAME
(2)(j)(2)(i)	Amended Schedule A dated November 2011 to the FT Fee Allocation Agreement
(2)(j)(3)	Amended and Restated Proxy Agent Fee Allocation Agreement dated January 1, 2008 amends and restates the Proxy Agent Allocation Agreement dated August 21, 2003
(2)(j)(3)(i)	Amended Schedule A dated March 2012 to the Amended and Restated ISS Proxy Agent Fee Allocation Agreement
(2)(j)(6)(i)	Amended Schedule A dated September 30, 2011 to the Transfer Agency Services Agreement between PNC Global Investment Servicing (U.S.) Inc. and ING Prime Rate Trust
(2)(l)(1)	Opinion of Dechert LLP
(2)(n)(1)	Consent of Dechert LLP
(2)(n)(2)	Consent of KPMG LLP
(2)(r)(1)	ING Funds and Advisers Code of Ethics Amended January 2012

12